SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

Columbia Funds Series Trust

Columbia Funds Series Trust II

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4)	Date Filed:

Columbia Funds Series Trust

Columbia Funds Series Trust II

One Financial Center, Boston, Massachusetts 02111

Columbia Funds Series Trust

Columbia Asset Allocation Fund II	Columbia Multi-Advisor International Equity Fund
Columbia California Intermediate Municipal Bond Fund	Columbia Overseas Value Fund
Columbia Convertible Securities Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund	Columbia Short Term Bond Fund
Columbia Global Value Fund	Columbia Short Term Municipal Bond Fund
Columbia High Income Fund	Columbia Small Cap Growth Fund II
Columbia International Value Fund	Columbia Small Cap Index Fund
Columbia Large Cap Core Fund	Columbia Small Cap Value Fund II
Columbia Large Cap Enhanced Core Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Large Cap Index Fund	Columbia Total Return Bond Fund
Columbia Large Cap Value Fund	Columbia Virginia Intermediate Municipal Bond Fund
Columbia Marsico 21st Century Fund	Corporate Bond Portfolio
Columbia Marsico Focused Equities Fund	Mortgage- and Asset-Backed Portfolio
Columbia Marsico Global Fund	Columbia LifeGoal® Balanced Growth Portfolio
Columbia Marsico Growth Fund	Columbia LifeGoal® Growth Portfolio
Columbia Marsico International Opportunities Fund	Columbia LifeGoal® Income and Growth Portfolio
Columbia Maryland Intermediate Municipal Bond Fund	Columbia LifeGoal® Income Portfolio
Columbia Mid Cap Index Fund	Columbia Masters International Equity Portfolio
Columbia Mid Cap Value Fund

Columbia Funds Series Trust II

Columbia Retirement 2005 Portfolio	Columbia Retirement 2025 Portfolio
Columbia Retirement 2010 Portfolio	Columbia Retirement 2030 Portfolio
Columbia Retirement 2015 Portfolio	Columbia Retirement 2035 Portfolio
Columbia Retirement 2020 Portfolio	Columbia Retirement 2040 Portfolio

(each, a “Fund” and collectively, the “Funds”)

Notice of Joint Special Meeting of Shareholders

to be held on March 3, 2010

January     , 2010

Dear Shareholder:

On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (“Columbia”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises long-term mutual funds, including the Funds, which are series of Columbia Funds Series Trust or Columbia Funds Series Trust II (each, a “Trust” and collectively, the “Trusts”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”). The Closing will cause the current advisory agreements between Columbia and the Funds to terminate. Certain Funds also have subadvisory agreements, which the Closing will cause to terminate. In order to provide the Funds with continuity of management services after completion of the Transaction, a joint special meeting of shareholders of the Funds listed above and each Trust (for each Fund and each Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) will be held at One Financial Center, Boston, Massachusetts 02111, on March 3, 2010, at 1:00 p.m., local time. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)

1.	Consider and vote on a proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise;	All Funds

2(a).	Consider and vote on a proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC;

Columbia Marsico 21st Century Fund,

Columbia Marsico Focused Equities Fund,

Columbia Marsico Global Fund,

Columbia Marsico Growth Fund,

Columbia Marsico International Opportunities Fund,

and Columbia Multi-Advisor International Equity Fund

2(b).	Consider and vote on a proposed Investment Subadvisory Agreement with MacKay Shields LLC;	Columbia High Income Fund

2(c).	Consider and vote on a proposed Investment Subadvisory Agreement with Brandes Investment Partners, L.P.;	Columbia Global Value Fund, and Columbia International Value Fund

3.	Consider and vote on a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements, in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval; and	All Funds

4.	Elect trustees to each Trust’s Board of Trustees, each to hold office for an indefinite term.	All Funds

All of the above proposals are more fully described in the Joint Proxy Statement accompanying this notice. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

As is described in the Joint Proxy Statement, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposals 1, 2 and 3 is contingent on the Closing. In addition to being contingent on the Closing, Proposals 2 and 3 for a particular Fund are contingent on Proposal 1 being approved by that Fund’s shareholders. Proposal 4 is not contingent on the Closing or on the approval of any other Proposal. The nominees all currently serve as trustees of each Trust. The close of business on January 4, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AND

FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the internet or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact Computershare Fund Services at 1(800) 708-7953.

By order of the Board of Trustees,

[—]

James R. Bordewick, Jr.
Secretary

Dated: Boston, Massachusetts, January     , 2010

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Important Information to Help You Understand and Vote on the Proposals

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	What is happening?

A.	The Transaction. On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia Management Advisors, LLC (“Columbia”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises long-term mutual funds, including the long-term mutual funds (the “Funds”) of Columbia Funds Series Trust and Columbia Funds Series Trust II (each, a “Trust” and collectively, the “Trusts”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction at a joint special meeting of shareholders of the Funds and each Trust (for each Fund and each Trust as a whole, including any postponements or adjournments thereof, the “Meeting”).

The Proposals. The Closing will cause each Fund’s current advisory agreement (the “Current Advisory Agreement”) with Columbia to terminate. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board of Trustees of each Trust (each, a “Board” and collectively, the “Boards”) has approved and recommends that shareholders of each Fund approve a new investment management services agreement with RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise (the “Proposed Advisory Agreement”). Similarly, for those Funds that currently have investment subadvisory agreements with Marsico Capital Management, LLC (“Marsico Capital”), MacKay Shields LLC (“MacKay Shields”) or Brandes Investment Partners, L.P. (“Brandes”) (the “Subadvised Funds”) (see Proposal 2 for a list of these Funds), the Closing will cause the existing investment subadvisory agreements (each, a “Current Subadvisory Agreement”) to terminate. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board of Columbia Funds Series Trust has approved and recommends that shareholders of each Subadvised Fund approve a new subadvisory agreement with Marsico Capital, MacKay Shields or Brandes, as applicable (each, a “Proposed Subadvisory Agreement”).

In addition, each Board is recommending that shareholders approve a proposal that would authorize RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”). It also is proposed that the shareholders vote to elect each Trust’s seven current trustees (the “Trustees”) to such Board.

The Joint Proxy Statement. The Joint Proxy Statement provides additional information about the matters on which the Trustees are soliciting your vote – the Proposed Advisory Agreement for each Fund, the Proposed Subadvisory Agreement for each Subadvised Fund, the Manager of Managers Proposal and the proposed election of current Trustees of each Trust. As is explained in the Joint Proxy Statement, if approved by shareholders, the effectiveness of each of the Proposals, other than the proposal to elect the current Trustees, is contingent on the Closing.

YOUR FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AND FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving the Joint Proxy Statement and proxy card (the “Proxy Card”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	Why am I being asked to vote on a new investment management services agreement and, if applicable, a new investment subadvisory agreement?

A.

The Closing will cause your Fund’s Current Advisory Agreement to terminate, and Columbia will no longer be able to serve as the manager to your Fund under that agreement. Similarly, for the Subadvised Funds, the Closing will cause the Current Subadvisory Agreements with Marsico Capital, MacKay Shields or Brandes, as applicable, to terminate, and Marsico

Capital, MacKay Shields or Brandes, as applicable, will no longer be able to serve as a subadviser to your Fund under that agreement. In light of these results, each Board has approved, and recommends that shareholders of each Fund approve, the Proposed Advisory Agreement and, as applicable, a Proposed Subadvisory Agreement.

See the discussion regarding your Fund under “General Overview – Board Considerations Regarding Approval of the Proposed Advisory Agreements and Proposed Subadvisory Agreements” for further details.

Q.	Why am I being asked to vote on the Manager of Managers Proposal?

A.	The Manager of Managers Proposal will afford RiverSource the flexibility to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without the costs and delays associated with holding a shareholder meeting. Most of the funds currently advised by RiverSource (the “RiverSource Family of Funds”) have a policy authorizing RiverSource to enter into and materially amend subadvisory agreements, with the approval of the board of directors/trustees of a fund it manages, but without obtaining shareholder approval. Approval of the Manager of Managers Proposal will conform the Funds’ policies in this respect to the current policy of the funds in the RiverSource Family of Funds.

Although no changes to any Fund’s existing subadvisory relationships are being recommended in connection with the Transaction, RiverSource expects to evaluate these relationships in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing subadvisers relative to the capabilities of other possible unaffiliated and affiliated subadvisers and the enhanced capabilities of RiverSource assuming the Closing of the Transaction. To the extent that evaluation results in a recommendation to change any such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Q.	Why am I being asked to elect Trustees?

A.	The shareholders of each Fund are being asked to elect Trustees pursuant to a voluntary undertaking by Columbia in connection with the Securities and Exchange Commission’s Order in the Matter of Banc of America Capital Management, LLC, BACAP Distributors, LLC, and Banc of America Securities, LLC, dated February 9, 2005 (the “SEC Order”) that, commencing in 2005, the Funds would hold a shareholder meeting at least every fifth calendar year to elect the Board of Trustees. The members of the Governance Committee of each Board and each full Board, have nominated the individuals listed in the Joint Proxy Statement for election to the Board, each to hold office for an indefinite term. Pertinent information about each nominee is set forth in the Joint Proxy Statement under Proposal 4. Each nominee currently serves as a Trustee of each Trust. The same individuals serve as Trustees of each Trust.

Q.	How will these proposals affect me as a shareholder?

A.	These proposals will not result in any change in your Fund’s investment objective(s) or principal investment strategies. The fees currently payable by your Fund, as a percentage of net assets, in respect of investment advisory and administrative services, will be identical. The total scope of services to be provided by RiverSource under the Proposed Advisory Agreement and the new administrative services agreement for your Fund is substantially the same as that contemplated by the Fund’s Current Advisory Agreement and current administration agreement, as discussed in greater detail in the Joint Proxy Statement under Proposal 1.

Q.	How will these proposals affect the portfolio management personnel managing my Fund?

A.	RiverSource and Columbia are currently engaged in a deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing. The portfolio management selection process is designed to maximize the portfolio management resources available to each Fund by providing the flexibility to select investment personnel from the combined organization. It is expected that Columbia’s Chief Investment Officer, who is expected to join RiverSource after the Closing, will be responsible for selecting and overseeing portfolio management personnel for each Fund utilizing Columbia’s current analytical model for evaluating portfolio managers. This evaluative process is likely to result in a significant number of Columbia investment professionals and personnel, who are currently responsible for the management of the Funds, remaining in place.

Q.	What other actions are contemplated as part of the Transaction?

It is expected that RiverSource will serve as administrator of the Funds under a new administrative services agreement with fees and a total scope of services that, together with the Proposed Advisory Agreement, are substantially the same as that contemplated by the current administration agreement, together with the Current Advisory Agreement. RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for the RiverSource Family of Funds, are also expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates. It is expected that RiverSource, which currently serves as investment manager to the RiverSource Family of Funds, will adopt the “Columbia” name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation will adopt the “Columbia” name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA also have entered into a services and distribution arrangement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of specific products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise also have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain services for a period of up to 18 months following the Closing.

Q.	How does my Fund’s Board recommend that I vote?

A.	Your Fund’s Board recommends that you vote FOR each proposal and FOR the election of each nominee.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. BAC and Ameriprise have agreed to bear these costs separately.

Q.	How do I cast my votes?

A.	You may vote in person at the Meeting or, for your convenience, there are several ways you can authorize proxies to cast your votes on your behalf at the Meeting:

By Mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

By Telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

By Internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each such Fund or account.

Q.	Whom should I call for additional information about the Joint Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund’s proxy solicitor, Computershare Fund Services at 1(800) 708-7953.

Columbia Funds Series Trust

Columbia Funds Series Trust II

One Financial Center, Boston, Massachusetts 02111

Columbia Funds Series Trust

Columbia Asset Allocation Fund II	Columbia Multi-Advisor International Equity Fund
Columbia California Intermediate Municipal Bond Fund	Columbia Overseas Value Fund
Columbia Convertible Securities Fund	Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund	Columbia Short Term Bond Fund
Columbia Global Value Fund	Columbia Short Term Municipal Bond Fund
Columbia High Income Fund	Columbia Small Cap Growth Fund II
Columbia International Value Fund	Columbia Small Cap Index Fund
Columbia Large Cap Core Fund	Columbia Small Cap Value Fund II
Columbia Large Cap Enhanced Core Fund	Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Large Cap Index Fund	Columbia Total Return Bond Fund
Columbia Large Cap Value Fund	Columbia Virginia Intermediate Municipal Bond Fund
Columbia Marsico 21st Century Fund	Corporate Bond Portfolio
Columbia Marsico Focused Equities Fund	Mortgage- and Asset-Backed Portfolio
Columbia Marsico Global Fund	Columbia LifeGoal® Balanced Growth Portfolio
Columbia Marsico Growth Fund	Columbia LifeGoal® Growth Portfolio
Columbia Marsico International Opportunities Fund	Columbia LifeGoal® Income and Growth Portfolio
Columbia Maryland Intermediate Municipal Bond Fund	Columbia LifeGoal® Income Portfolio
Columbia Mid Cap Index Fund	Columbia Masters International Equity Portfolio
Columbia Mid Cap Value Fund

Columbia Funds Series Trust II

Columbia Retirement 2005 Portfolio	Columbia Retirement 2025 Portfolio
Columbia Retirement 2010 Portfolio	Columbia Retirement 2030 Portfolio
Columbia Retirement 2015 Portfolio	Columbia Retirement 2035 Portfolio
Columbia Retirement 2020 Portfolio	Columbia Retirement 2040 Portfolio

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on March 3, 2010

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Boards of Trustees (each, a “Board” and collectively, the “Boards”) of Columbia Funds Series Trust and Columbia Funds Series Trust II (each, a “Trust” and collectively, the “Trusts”) relating to a joint special meeting of shareholders of the Funds listed above and each Trust (for each Fund and each Trust, including any postponements or adjournments thereof, the “Meeting”) to be held at One Financial Center, Boston, Massachusetts 02111 on March 3, 2010 at 1:00 p.m., local time. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January     , 2010. Shareholders of the Funds are referred to as “shareholders” in this Joint Proxy Statement. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)

1.	Consider and vote on a proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise;	All Funds

2(a).	Consider and vote on a proposed Investment Subadvisory Agreement with Marsico Capital Management, LLC (“Marsico Capital”);

Columbia Marsico 21st Century Fund,

Columbia Marsico Focused Equities Fund,

Columbia Marsico Global Fund,

Columbia Marsico Growth Fund,

Columbia Marsico International Opportunities Fund,

and Columbia Multi-Advisor International Equity Fund

2(b).	Consider and vote on a proposed Investment Subadvisory Agreement with MacKay Shields LLC (“MacKay Shields”);	Columbia High Income Fund

2(c).	Consider and vote on a proposed Investment Subadvisory Agreement with Brandes Investment Partners, L.P. (“Brandes”);	Columbia Global Value Fund, and Columbia International Value Fund

3.	Consider and vote on a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements, in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval; and	All Funds

4.	Elect trustees to each Trust’s Board of Trustees, each to hold office for an indefinite term.	All Funds

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast (i) FOR the approval of the proposed investment management services agreement with RiverSource (Proposal 1); (ii) FOR the approval of the proposed investment subadvisory agreements with Marsico Capital, MacKay Shields or Brandes, as applicable (Proposal 2); (iii) FOR the approval of the proposal allowing RiverSource to enter into and materially amend subadvisory agreements, in the future, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”) (Proposal 3); and (iv) FOR the election of each Trust’s current trustees (the “Trustees” or “Nominees”) to that Trust’s Board (Proposal 4). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes and authorize proxies on those proposals affecting the Fund in which they are shareholders. If approved by shareholders, the effectiveness of each of the proposals, other than the election of the Nominees, is contingent on the Closing (as defined below under “General Overview – The Transaction”). See “General Overview – Conditions to Closing and Effectiveness of the Proposals” for a discussion of other conditions to the effectiveness of the proposals.

If you execute, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to that Fund (Attention: Secretary) at the address written above, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person, or as otherwise permitted. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting in person will not automatically revoke your prior proxy.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. Thirty-three and one-third percent (33 1/3%) of the shares of a Fund or a Trust as a whole entitled to vote constitutes a quorum of a Fund or a Trust as a whole, respectively. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. A quorum of shareholders of a Fund is required to take action at the Meeting on proposals affecting such Fund. Separately, a quorum of shareholders of a Trust is required to take action on the election of the Nominees to the Board of such Trust.

In the event that a quorum of shareholders of a Fund or of a Trust is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to one or more Funds or a Trust and/or with respect to one or more proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

The close of business on January 4, 2010 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on that date is listed in Appendix A. Each share of a Fund outstanding on the Record Date is entitled to one vote.

Approval of Proposals 1 and 3 on behalf of each Fund and approval of Proposal 2 on behalf of each Subadvised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on each of Proposals 1, 2 and 3.

Election of Trustees (Proposal 4) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of a Trust. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of Trustees to be elected at the Meeting, which is seven. All shares of a Trust vote together as a single class on Proposal 4.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes will have the same effect as a vote against Proposals 1, 2 and 3 in respect of each Fund entitled to vote thereon. With respect to Proposal 4, abstentions and broker non-votes will have no effect on the outcome of the vote.

Each Fund’s administrator is Columbia Management Advisors, LLC (“Columbia”), whose address is One Financial Center, Boston, Massachusetts 02111. Each Fund’s principal underwriter is Columbia Management Distributors, Inc., whose address is also One Financial Center, Boston, Massachusetts 02111.

Each Fund’s current investment manager is Columbia. For further information regarding Columbia, see Appendix B. Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at (800) 345-6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 3, 2010.

This Joint Proxy Statement is available at http:// [—].

GENERAL OVERVIEW

Overview

Columbia Management Advisors, LLC (“Columbia”) provides investment advisory services to each of the mutual funds listed on page 5 of this Joint Proxy Statement (the “Funds”) that are series of Columbia Funds Series Trust and Columbia Funds Series Trust II (each, a “Trust” and collectively, the “Trusts”), except for Columbia International Value Fund (the “Feeder Fund”) for which Columbia provides investment advisory services to a corresponding master portfolio, Columbia International Value Master Portfolio (the “Master Portfolio”), which is a fund series of Columbia Funds Master Investment Trust, LLC (“Master Trust”). The Feeder Fund invests all or substantially all of its assets in the Master Portfolio, which Columbia advises directly. When certain actions related to the Master Portfolio are proposed to its interestholders, Feeder Fund shareholder approval of those actions is sought (hereinafter, as the context requires, the term “Funds” includes the Master Portfolio). For additional information about the voting mechanics with respect to the Feeder Fund, see “Other Information – Special Note for Shareholders of the Feeder Fund.”

The Transaction

On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia, entered into an agreement (the “Purchase Agreement”) to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction.

The Proposals

The Closing will cause your Fund’s current advisory agreement (each, a “Current Advisory Agreement”) with Columbia to terminate. As is discussed in more detail in this Joint Proxy Statement, in light of this result, the Board of Trustees of each Trust (each, a “Board” and collectively, the “Boards”) has approved and recommends that shareholders of each Fund approve a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise (the “Proposed Advisory Agreement”). Similarly, for those Funds that currently have investment subadvisory agreements (each, a “Current Subadvisory Agreement”) with Marsico Capital Management, LLC (“Marsico Capital”), MacKay Shields LLC (“MacKay Shields”) or Brandes Investment Partners, L.P. (“Brandes”) (the “Subadvised Funds”) (see Proposal 2 for a list of these Funds), the Closing will cause the Current Subadvisory Agreements to terminate. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board of Columbia Funds Series Trust (“Funds Trust”) has approved and recommends that shareholders of each Subadvised Fund approve a new investment subadvisory agreement with Marsico Capital, MacKay Shields or Brandes, as applicable (each a “Proposed Subadvisory Agreement”).

In addition, each Board is recommending that shareholders approve a proposal that would authorize RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”). It is also proposed that the shareholders vote to elect each Trust’s seven current trustees (the “Trustees” or “Nominees”) to that Trust’s Board.

The Interim Advisory and Subadvisory Agreements

The Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) for each Fund with RiverSource, which would become effective for a Fund at the Closing only if the Proposed Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under the Interim Advisory Agreement, RiverSource could serve as investment adviser to a Fund for up to 150 days following the Closing.

Similarly, for the Subadvised Funds, the Board of Funds Trust has approved interim investment subadvisory agreements (the “Interim Subadvisory Agreements”) with each of Marsico Capital, MacKay Shields or Brandes, as applicable, which would become effective for a Subadvised Fund at the Closing only if the Proposed Subadvisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under the Interim Subadvisory Agreements, Marsico Capital, MacKay Shields or Brandes, as applicable, could serve as investment subadviser and manage the relevant Fund’s portfolio for up to 150 days following the Closing.

The terms of the Interim Advisory Agreement and the Interim Subadvisory Agreements are the same as those of the Current Advisory Agreement and the Current Subadvisory Agreements, respectively, except for certain provisions that are required by law and except that Columbia is replaced by RiverSource and that the dates of the agreements are made current.

The provisions required by law include a requirement that fees payable under the Interim Advisory and Subadvisory Agreements be paid into an escrow account. If a Fund’s shareholders approve the Proposed Advisory Agreement or, as applicable, Proposed Subadvisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Advisory or Subadvisory Agreement will be paid to RiverSource, Marsico Capital, MacKay Shields or Brandes, as applicable, but if the Proposed Advisory Agreement or, as applicable, Proposed Subadvisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to RiverSource.

Other Actions Contemplated by the Transaction

It is expected that RiverSource will serve as administrator of the Funds under a new administrative services agreement with fees and a total scope of services that, together with the Proposed Advisory Agreement, are substantially the same as that contemplated by the current administration agreement, together with the Current Advisory Agreement. RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for various funds advised by RiverSource (the “RiverSource Family of Funds”), are also expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates. It is expected that RiverSource, which currently serves as investment manager to the RiverSource Family of Funds, will adopt the “Columbia” name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation will adopt the “Columbia” name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA also have entered into a services and distribution arrangement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of specific products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise also have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain services for a period of up to 18 months following the Closing.

Board Considerations Regarding Approval of the Proposed Advisory Agreement and Proposed Subadvisory Agreements

The Boards unanimously approved the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable, for each Fund at a meeting held on December 21, 2009. As detailed below, the Trustees met on multiple occasions in advance of the December 21, 2009 meeting, held numerous discussions with the management teams of Columbia and RiverSource and reviewed and considered extensive materials in connection with the approval of the Proposed Advisory and Subadvisory Agreements.

Specifically, the Trustees of each Trust, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory and Subadvisory Agreements and are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) reviewed and approved (i) the Proposed Advisory Agreement with RiverSource for each Fund 1 and (ii) the Proposed Subadvisory Agreement with Marsico Capital, MacKay Shields or Brandes, for the Subadvised Funds (Marsico Capital, MacKay Shields and Brandes are collectively referred to as the “Subadvisers”). Prior to approving the Proposed Advisory Agreements, the Trustees were presented with, and requested, received and evaluated, extensive materials about RiverSource, the Transaction and related matters from RiverSource, Ameriprise and Columbia. In this regard, the Trustees reviewed RiverSource’s responses to a series of detailed requests submitted by the Independent Trustees’ independent legal counsel and by the Fee Consultant (as defined below).

The Trustees also reviewed and considered information received in connection with their most recent consideration and re-approval in November 2009 of the Current Advisory Agreement and Current Subadvisory Agreement, as applicable, for each Fund, including information about the Subadvisers (the “Current Agreement Re-Approval Process”). Moreover, the Trustees and committees of the Boards met on several occasions, and received extensive materials, throughout the course of the year relating to the Current Agreement Re-Approval Process, which the Trustees considered relevant to their consideration and approval of the Proposed Advisory and Subadvisory Agreements. The Trustees also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the Trustees, and otherwise assisted the Trustees in their deliberations.

In advance of the meeting on December 21, 2009, the Trustees held several meetings, including meetings held in-person with representatives from RiverSource and Ameriprise on August 26, 2009, November 5-6, 2009, December 9-10, 2009 and December 14, 2009, and additional meetings with representatives of Columbia, to discuss the Transaction, RiverSource’s plans and intentions regarding the Funds and various proposals that were being presented as a result of the Transaction, including the Proposed Advisory and Subadvisory Agreements. In addition to these meetings, telephonic meetings and discussions were held on several occasions between individual Trustees, members of the committees of the Boards, their independent legal counsel and representatives from RiverSource, Ameriprise and/or Columbia.

The Trustees also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by a predecessor to Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). The Fee Consultant’s role was to manage the process by which management fees are negotiated so that they were negotiated in a manner that is at arms’ length and reasonable. The Fee Consultant found that the fee negotiation process was, to the extent practicable, at arms’ length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Fee Consultant’s report is available at www.columbiafunds.com.

The following summarizes a number of the material factors considered by the Trustees in reaching their approvals and determinations with respect to the Proposed Advisory Agreements and Proposed Subadvisory Agreements. It is followed by a more detailed discussion of the Trustees’ consideration of these and other factors considered relevant by the Trustees in their evaluation of the Proposed Advisory Agreements and Proposed Subadvisory Agreements. In voting to approve the Proposed Advisory and Subadvisory Agreements for each Fund, the Trustees also considered substantially the same factors, as relevant, and reached substantially the same conclusions in their approval of the Interim Advisory and Subadvisory Agreements.

(i)	the terms and conditions of the Proposed Advisory Agreements compared to the terms and conditions of the Current Advisory Agreements, as described below (See “Proposal 1—Approve a New Investment Management Services Agreement—Description of the Proposed and Current Advisory Agreements”);

[1]

As is discussed earlier in this Joint Proxy Statement, for the Feeder Fund, RiverSource will provide investment advisory services directly to the Master Portfolio. Accordingly, the Board of Trustees of Master Trust, which is composed of the same individuals as the Board of Trustees of each Trust, also reviewed and approved a proposed investment advisory agreement with RiverSource, and a proposed investment subadvisory agreement with Brandes, for the Master Portfolio.

(ii)	the fact that each Fund’s total advisory fees would remain the same;

(iii)	the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers expected to provide advisory and administrative services to each Fund, including representations by Ameriprise regarding its retention of the same process for monitoring and evaluating portfolio management personnel for each Fund as currently use by Columbia;

(iv)	the terms and conditions of the Proposed Subadvisory Agreements compared to the terms and conditions of the Current Subadvisory Agreements (See “Proposal 2—Approve New Subadvisory Agreements—Description of the Proposed and Current Subadvisory Agreements”);

(v)	the reputation, financial strength, regulatory and compliance histories and resources of RiverSource and Ameriprise, and the potential benefits to the Funds of the combination of RiverSource and Columbia, including that the Funds are expected to continue to have access to existing distribution channels and have the potential for expanded distribution of Fund shares, the expected depth and breadth of investment management capabilities, that there is not expected to be any diminution in the nature, quality and extent of services to be provided to the Funds under the Proposed Advisory Agreements and the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any;

(vi)	that Ameriprise has agreed to refrain from imposing or seeking to impose, for a period of not less than two years after the Closing, any “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund;

(vii)	the terms and conditions of certain other agreements and arrangements relating to the future operations of the Funds and their distribution channels, including the administrative services agreement and the Master Services and Distribution Agreement;

(viii)	that the Trustees recently had completed the Current Agreement Re-Approval Process for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates and (where applicable) subadvisory fee rates for each Fund were satisfactory;

(ix)	that RiverSource was willing to commit to maintain net operating expense ratios at current levels for at least the period currently covered by Columbia’s existing commitments;

(x)	the capabilities of RiverSource and the Subadvisers with respect to compliance, including an assessment of RiverSource’s compliance program by the Funds’ Chief Compliance Officer;

(xi)	that certain members of RiverSource’s management and certain Columbia personnel that will be integrated into RiverSource and its affiliates as a result of the Transaction have substantial experience in integrating fund families; and

(xii)	that Ameriprise and BAC would bear the costs of obtaining approvals of the Proposed Advisory and Subadvisory Agreements.

In their deliberations, the Trustees did not identify any single item that was paramount or controlling and individual Trustees may have attributed different weights to various factors. The Trustees also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services to be Provided

The Trustees received and considered various data and information regarding the expected nature, extent and quality of services to be provided to the Funds by RiverSource and the Subadvisers under the Proposed Advisory and Subadvisory Agreements. The most recent investment adviser registration forms for RiverSource and each Subadviser were made available to the Boards, as well as extensive materials from RiverSource, Ameriprise and Columbia. The Trustees reviewed and analyzed these materials, which included, among other things, information about the background and experience of expected senior management of RiverSource and Ameriprise after the Closing. The Trustees considered RiverSource’s ability to provide administrative services to the Funds, noting that while the aggregate scope of advisory and administrative services was not expected to change following the Closing, the allocation of services was expected to shift, to a limited extent, such that administrative services will be provided under a new administrative services agreement. The Trustees considered, among other things, the capacity and quality of RiverSource’s and the Subadvisers’ investment management, research and trade execution capabilities and other resources that would be dedicated to performing services for the Funds. The Trustees also considered matters related to RiverSource’s and the Subadvisers’ compliance programs and compliance records, including RiverSource’s portfolio transaction policies and procedures. The Trustees discussed with senior management personnel their ability to administer and oversee outside service providers to the Funds and their shareholders and were satisfied with management’s processes for providing services and overseeing and reviewing services to be rendered by outside sources.

In evaluating the services to be provided under the Proposed Advisory and Subadvisory Agreements, the Trustees factored in their extensive discussions with representatives of Columbia, RiverSource and Ameriprise at the meetings referenced above regarding the management of each Fund. The Trustees considered representations by Ameriprise that it was expected that there will be no diminution in the nature and quality of services provided to the Funds. The Trustees noted that CMG’s current President, Columbia’s current Chief Investment Officer and Columbia’s current President, were expected to continue to serve the Funds in similar capacities after the Closing. With respect to portfolio management, the Trustees reviewed information regarding the deliberative process for selecting portfolio management personnel to continue servicing the Funds after the Closing, including the expected role of Columbia’s Chief Investment Officer in evaluating and selecting portfolio management personnel for each Fund utilizing Columbia’s current analytical model for evaluating portfolio managers. In this regard, the Trustees also weighed representations by Ameriprise that this investment management evaluative process was likely to result in a significant number of Columbia investment professionals and personnel currently responsible for management of the Funds to remain in place. The Trustees noted that the portfolio management evaluation and selection process was designed to optimize the portfolio management resources available to each Fund by having the ability to select investment personnel for the Funds from the combined organization. Similarly, the Trustees evaluated the ability of RiverSource and the Subadvisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals. In this regard, the Trustees considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel.

The Trustees reviewed and considered information from Ameriprise and RiverSource regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this regard, the Trustees considered information regarding potential distribution, transfer agency and custody arrangements and the evaluation of fund accounting, financial reporting and valuation service model options, noting certain differences between Columbia’s and RiverSource’s current approaches, including that RiverSource has historically utilized services provided “in-house” or by its affiliates for fund accounting, financial reporting and valuation. The Trustees reviewed information from Ameriprise and RiverSource regarding the expectation for rationalized or harmonized fees as part of the integration after the Closing in order to develop consistent service fee schedules across the combined fund family. The Trustees noted Ameriprise’s representations that, to the extent any such proposals were recommended to the Board after the Closing, they would not result in an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on any Fund.

In addition, the Trustees reviewed and evaluated materials and information received regarding the investment and legal compliance programs of the Funds, RiverSource and the Subadvisors, including their compliance policies and procedures and reports of the Funds’ Chief Compliance Officer. In this regard, the Trustees considered that Columbia’s current Chief Compliance Officer was expected to serve in the same role after the Closing.

The Trustees also noted that Ameriprise and certain of its affiliates have been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the ordinary conduct of their business activities, and that Ameriprise indicated that neither Ameriprise nor any of its affiliates are the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise or its affiliates, including RiverSource to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Trustees concluded that, overall, they were satisfied with assurances from Columbia, RiverSource, Ameriprise and the Subadvisers as to the expected nature, extent and quality of services to be provided to each Fund under the Proposed Advisory and Subadvisory Agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to RiverSource for investment management services both separately and together with the administration fee rates to be paid by the Funds to RiverSource (the “Contractual Management Rates”), which are the same as the separate and aggregate advisory and administrative fee rates currently paid by each Fund to Columbia. The Trustees also reviewed and considered the proposed subadvisory fee rates and the fee arrangements under the Proposed Subadvisory Agreements, respectively, which are also the same as those currently in effect under the Current Subadvisory Agreements. In addition to the materials provided by Columbia,

RiverSource provided information regarding the current fees for each of the RiverSource funds and other relevant institutional accounts. The Trustees reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the “Actual Management Rates”). In this regard, the Trustees noted that RiverSource had committed to maintain the Funds’ current expense limitation and waiver arrangements (both contractual and voluntary). The Trustees considered the potential that, after the Closing, RiverSource would propose a common fee and expense structure for the combined fund family, subject to the commitment that Ameriprise will not seek any change that would result in an “unfair burden” on any Fund. The Trustees also considered the report prepared and provided by the Fee Consultant. Additionally, the Trustees received and afforded specific attention to information provided in connection with the Current Agreement Re-Approval Process, comparing the Contractual Management Rates and Actual Management Rates with those of other funds in each Fund’s Peer Group (as defined below).

During the Current Agreement Re-Approval Process, the Trustees reviewed and considered statistical information regarding each Fund’s total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Trustees also reviewed comparisons of these fees to the expense information for the group of Funds that was determined by Lipper Inc. (“Lipper”) to be the most similar to a given Fund (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), which comparative data was provided by Lipper, an independent provider of investment company data. The Trustees were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe and reviewed the degree of comparability resulting from the selection methodology. For certain Funds, Lipper determined that changing the composition of the Peer Group and/or Universe for expenses from that used for performance would provide a more accurate basis of comparison. The Trustees also considered Lipper data that ranked each Fund based on: (i) each Fund’s one- and three-year performance compared to actual management fees; and (ii) each Fund’s one- and three-year performance compared to total expenses.

For each Fund, except as otherwise described in the Fund-specific discussion below, the Trustees noted that they had concluded during the Current Agreement Re-Approval Process that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to such Fund’s Peer Group and Universe, as applicable; that the advisory fee rate would not be increased for any Fund; that Ameriprise and RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction; and that RiverSource had committed to maintain the Funds’ current expense limitation or waiver arrangements (both contractual and voluntary).

Based on the foregoing, other relevant information received and the additional information described in the Fund-specific discussion below, as applicable, the Trustees concluded that the Contractual Management Rates, the Actual Management Rates and the total expense ratio were acceptable.

Fund Performance

The Trustees reviewed detailed performance information for each Fund at various Board and committee meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Trustees also reviewed and evaluated detailed performance information for each Fund in connection with the Current Agreement Re-Approval Process. The Trustees considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund’s Peer Group and Universe, as well as to each Fund’s benchmark index. The Boards also noted certain risk-adjusted performance data.

The Trustees also reviewed and evaluated information and data regarding the investment performance record of RiverSource in managing funds with investment strategies generally similar to those of the Funds, as applicable. Investment performance for such funds was provided for a wide range of periods.

The Trustees recognized that the investment performance record of RiverSource in managing funds with similar objectives may be less relevant to their deliberations in situations where the current portfolio managers of Columbia are expected to continue managing a particular Fund following the Closing. They also recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results. The Fund-by-Fund discussion set forth below provides additional information regarding those Funds highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund’s Peer Group and/or Universe.

Costs of Services to be Provided and Profitability

In considering the costs of services to be provided by RiverSource and the Subadvisers under the Proposed Advisory Agreement and Proposed Subadvisory Agreement, as applicable for each Fund, and the projected range of profitability to RiverSource and the Subadvisers from their relationships with the Funds, the Trustees considered, among other things, that there would be no increase in advisory or subadvisory fee rates under the Proposed Advisory and Subadvisory Agreements. The Trustees further noted, with respect to RiverSource, that it was not possible to predict with certainty how RiverSource’s profitability would be affected by becoming the investment adviser to the Funds but, as a general matter, they were satisfied, based on their review of RiverSource’s projected range of profitability assuming completion of the Transaction, that this projected profitability from their relationship with the Funds would not be excessive. The Trustees based their review, in part, on information regarding RiverSource’s current profitability in managing the RiverSource Funds and the information available to the Trustees with respect to RiverSource’s expense budgeting process. The Trustees also noted that they would have on-going opportunities to address RiverSource’s profitability in the future based on actual results. The Trustees did not consider separate profitability information with respect to the Subadvisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to approve the Proposed Subadvisory Agreements. The Trustees also noted that the subadvisory fees paid to the Subadvisers, none of which is affiliated with Columbia, had previously been negotiated on an arms’ length basis.

The Trustees also reviewed information about the financial condition of RiverSource and the Subadvisers and were satisfied that RiverSource and the Subadvisers have adequate resources to perform the services required under the Proposed Advisory and Proposed Subadvisory Agreements.

Subject to the limitations noted above, the Trustees concluded that they were satisfied that RiverSource’s projected range of future profitability, and each Subadviser’s historical profitability, from their relationship with each Fund, as relevant, were not excessive.

Economies of Scale

The Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Trustees noted that the current and proposed investment advisory fee rates for most of the Funds contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees noted that RiverSource had indicated that no changes to the Funds’ breakpoint arrangements were proposed to be made at this time. In light of these factors and noting that it was not possible to evaluate with certainty if and how the Transaction would produce any immediate opportunities for additional economies of scale, the Trustees concluded that each Fund’s breakpoint arrangements were acceptable. The Trustees also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations, potential fee harmonization/rationalization initiatives and potential future Fund mergers. The Trustees noted, in particular, RiverSource’s acknowledgement of the principle that the Funds should share in certain economies of scale if realized by RiverSource. In addition, the Trustees evaluated the likelihood that there would be potential Fund mergers after the Closing. The Trustees noted that any such potential Fund mergers, if approved, could result in the achievement of additional breakpoints for Funds that have implemented breakpoint fee schedules. The Trustees also noted that they expect to consider economies of scale from time to time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Trustees acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Trustees’ understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Investment Management Services to Non-Mutual Fund Clients

The Trustees also received and reviewed information about the nature and extent of services and fee rates offered by Riversource and the Subadvisers to the Funds compared with other clients with similar accounts, including separate accounts and institutional investments. The Trustees noted that the Funds may receive services different from those offered to other clients of RiverSource and the Subadvisers and concluded that the advisory fee rates under the Proposed Advisory Agreements and the subadvisory fee rates under the Proposed Subadvisory Agreements were not excessive, given the nature and extent of services expected to be offered and other factors, including the Trustees’ review of Lipper data.

Other Benefits to RiverSource and the Subadvisers

The Trustees received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates and by the Subadvisers as a result of their relationships with the Funds.

Among other things, the Trustees noted that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Trustees also noted that the Subadvisers also had benefited from, and expected to continue to benefit from, soft dollar arrangements using portfolio brokerage of the Subadvised Funds. The Trustees acknowledged RiverSource’s representation that none of its affiliated broker dealers was expected to provide brokerage services to any Fund, but noted that broker-dealer affiliates of RiverSource will receive distribution related fees from the Funds in respect of shares held in certain accounts, and that such Funds’ distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the distribution related fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees recognized that RiverSource’s and the Subadvisers’ profitability would be somewhat lower without these benefits. The Trustees concluded that RiverSource and the Subadvisers may derive reputational benefits from their association with the Funds. The Trustees also noted, however, that such benefits were difficult to quantify with certainty.

Fund-Specific Considerations for Certain “Review” Funds

During the Current Agreement Re-Approval Process, a limited number of Funds were highlighted as meeting agreed-upon criteria for warranting further review. Such criteria included, among other things, information relating to Actual Management Rates, total expense ratios and/or performance information, relative to a Fund’s Peer Group and/or Universe. For such “review” Funds, the Trustees engaged in further analysis with regard to the approval of the Funds’ Current Advisory Agreements. For each such Fund, the Trustees subsequently considered the impact of transitioning investment management responsibilities to RiverSource.

Columbia Convertible Securities Fund – The Trustees engaged in further review of Columbia Convertible Securities Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group. Although the Fund’s performance over certain periods was not appreciably above the median of its Universe, the Trustees noted other factors such as improved performance rankings over the previous year and the impact of voluntary expense limitations on the Fund’s Actual Management Rate and total expense ratio. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Columbia Mid Cap Value Fund – The Trustees engaged in further review of Columbia Mid Cap Value Fund because its Actual Management Rate was above the median range of its Peer Group and its one-year performance ranking was below the median range of its Universe. However, the Trustees noted other factors such as a total expense ratio that was appreciably below the Fund’s Peer Group and Universe and strong performance over other periods. Taking into account these matters and other factors considered, the Trustees concluded that the Fund’s performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia LifeGoal® Balanced Growth Portfolio – The Trustees engaged in further review of Columbia LifeGoal® Balanced Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. However, the Trustees noted other factors such as recent changes to the Fund’s investment strategies, a total expense ratio that was in line with the Fund’s Peer Group and Universe and positive performance. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate was, at this time, acceptable, under the circumstances.

Columbia LifeGoal® Growth Portfolio – The Trustees engaged in further review of Columbia LifeGoal® Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. Although the Fund’s performance over certain periods was not appreciably above the median of its Universe, the Trustees noted other factors such as recent changes to the Fund’s investment strategies, a total expense ratio that was in line with the Fund’s Peer Group and below its Universe and positive performance over other periods. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate was, at this time, acceptable, under the circumstances.

Columbia LifeGoal® Income and Growth Portfolio – The Trustees engaged in further review of Columbia LifeGoal® Income and Growth Portfolio because its Actual Management Rate was appreciably above the median range of its Peer Group. Although the Fund’s performance over certain periods was not appreciably above the median of its Universe, the Trustees noted other factors such as recent changes to the Fund’s investment strategies, a total expense ratio that was in line with the Fund’s Peer Group and Universe and positive performance over other periods. Taking into account these matters and other factors considered, the Trustees concluded that the Actual Management Rate was, at this time, acceptable, under the circumstances.

Columbia Marsico 21st Century Fund – The Trustees engaged in further review of Columbia Marsico 21st Century Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was appreciably below the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia’s subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund’s performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Columbia Marsico Focused Equities Fund – The Trustees engaged in further review of Columbia Marsico Focused Equities Fund because its Actual Management Rate and total expense ratio were appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as positive performance over other periods, the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia’s subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund’s performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Columbia Marsico Growth Fund – The Trustees engaged in further review of Columbia Marsico Growth Fund because its Actual Management Rate was appreciably above the median range of its Peer Group, its total expense ratio was above the median range of its Peer Group and its performance over certain periods was appreciably below the median range of its Universe. However, the Trustees noted other factors such as positive performance over other periods, recent improvements in the Fund’s total expense rankings, the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia’s subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund’s performance, Actual Management Rate and total expense ratio were, at this time, acceptable, under the circumstances.

Columbia Marsico International Opportunities Fund – The Trustees engaged in further review of Columbia Marsico International Opportunities Fund because its Actual Management Rate was appreciably above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as the inherently higher cost structure of subadvised funds, the implementation of a group breakpoint structure and contractual advisory fee waivers in January 2008 for the Funds subadvised by Marsico Capital, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia’s subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund’s performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia Global Value Fund – The Trustees engaged in further review of Columbia Global Value Fund because its Actual Management Rate was appreciably below the median of its Peer Group and its performance over some periods was below the median of its Universe. However, the Trustees noted other factors such as recent improvements in the Fund’s total expense rankings, the inherently higher cost structure of subadvised funds, the recent implementation of additional voluntary expense limitations and recent enhancements to Columbia’s subadviser oversight process. Taking into account these matters and other factors considered, the Trustees concluded that the Fund’s performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia Multi-Advisor International Equity Fund – The Trustees engaged in further review of Columbia Multi-Advisor International Equity Fund because its Actual Management Rate was above the median range of its Peer Group and its performance over certain periods was below the median range of its Universe. However, the Trustees noted other factors such as a total expense ratio that was appreciably below the median range of the Fund’s Peer Group and recent actions taken by Columbia regarding portfolio management responsibilities. Taking into account these matters and other factors considered, the Trustees concluded that the Fund’s performance and Actual Management Rate were, at this time, acceptable, under the circumstances.

Columbia Maryland Intermediate Municipal Bond Fund and Columbia North Carolina Intermediate Municipal Bond Fund – The Trustees engaged in further review of Columbia Maryland Intermediate Municipal Bond Fund and Columbia North Carolina Intermediate Municipal Bond Fund because their performance over certain periods was appreciably below the median ranges of their respective “filtered universes”, which were identified using screening metrics designed to further analyze each Fund’s relative performance. However, the Trustees noted other factors such as Actual Management Rates and total expense ratios that were below the median ranges of each Fund’s Peer Group, recent actions taken by Columbia regarding portfolio management responsibilities and improvements in each Fund’s short-term performance. Taking into account these matters and other factors considered, the Trustees concluded that each Fund’s performance was, at this time, acceptable, under the circumstances.

Conclusion

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, each Board, including all of the Independent Trustees, concluded that approval of the Proposed Advisory and Subadvisory Agreements was in the best interests of each of the Funds and its shareholders. Accordingly, the Boards unanimously approved the Proposed Advisory and Subadvisory Agreements and recommend that shareholders of each Fund vote FOR approval of the Proposed Advisory and Subadvisory Agreements.

Manager of Managers Proposal

Each Board considered and approved, and recommends that shareholders approve, the Manager of Managers Proposal. Each Board believes that it is in the best interests of each Fund and its shareholders to provide RiverSource with the flexibility to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without the costs and delays associated with holding a shareholder meeting. Most of the current funds of the RiverSource Family of Funds have a policy authorizing RiverSource to enter into and materially amend subadvisory agreements, with the approval of the board of directors/trustees of a fund it manages, but without obtaining shareholder approval. Approval of the Manager of Managers Proposal will conform the Funds’ policies in this respect to the current policy of the funds in the RiverSource Family of Funds.

Although no changes to any Fund’s existing subadvisory arrangement are being recommended in connection with the Transaction, RiverSource expects to evaluate these relationships in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing subadvisers relative to the capabilities of other possible unaffiliated and affiliated subadvisers and the enhanced capabilities of RiverSource assuming the Closing of the Transaction. To the extent that evaluation results in a recommendation to change any such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Election of Trustees

The shareholders of each Fund are being asked to elect each Trust’s current Trustees to that Trust’s Board. The Governance Committee of each Board and each full Board have nominated the individuals listed in Proposal 4 for election to the Board, each to hold office for an indefinite term. Under Proposal 4, shareholders are being asked to vote on the Nominees. Pertinent information about each Nominee is set forth below under Proposal 4.

Conditions to Closing and Effectiveness of the Proposals

As set forth in the Purchase Agreement, the Closing is subject to certain terms and conditions, including, among other terms and conditions typical in this type of transaction, the receipt of: (1) approvals needed to transition investment management service responsibilities to Ameriprise and its affiliates with respect to an estimated level of annualized revenue as of the Closing that generally comprises at least 77.5% of the annualized revenue from such services as of June 30, 2009; and (2) approvals by the Boards and the boards of trustees of other registered investment companies in the Columbia Funds complex of advisory, administrative and certain other service arrangements. As is noted above, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposals 1, 2 and 3 is contingent on the Closing. In addition to being contingent on the Closing, Proposal 2 for a Subadvised Fund and Proposal 3 for each Fund are contingent on Proposal 1 with respect to that Fund being approved by shareholders.

Proposal 4 is not contingent on the Closing or on the approval of any other Proposal. Proposal 4 with respect to a Trust is not contingent on the approval of Proposal 4 for the other Trust.

Information Regarding RiverSource

RiverSource is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. RiverSource offers a full spectrum of investment products to domestic and international retail, business, and institutional investors. As of September 30, 2009, RiverSource had approximately $145 billion in assets under management and managed 132 registered funds. RiverSource’s principal offices are located at 50506 Ameriprise Financial Center, Minneapolis, MN. For further information regarding RiverSource, see Appendix B.

Information Regarding the Subadvisers

Please see Appendix C for information regarding Marsico Capital, MacKay Shields and Brandes.

Affiliated Brokers

Please see Appendix D for information regarding the aggregate amount of commissions paid by each Fund to any affiliated brokers during its most recent fiscal year.

Covenants Regarding Certain Conditions Under the 1940 Act

In connection with the Transaction, Ameriprise has agreed to use its reasonable best efforts to assure satisfaction of the conditions of Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment advisory agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the assignment whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter). Ameriprise has agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there is not imposed on any Fund any “unfair burden” with respect to the Transaction.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. Each Board currently satisfies, and the Nominees, if elected, would continue to satisfy, such 75% requirement. Ameriprise has agreed to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

PROPOSAL 1 – APPROVE A NEW INVESTMENT MANAGEMENT SERVICES AGREEMENT

(All Funds)

The Board of each Fund is recommending the approval of the Proposed Advisory Agreement for that Fund. As is required by the 1940 Act, each Current Advisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, the completion of the Transaction will result in the assignment of each Fund’s Current Advisory Agreement, and in its automatic termination. Therefore, as is described below, shareholders of each Fund are being asked to approve the Proposed Advisory Agreement for their Fund.

The Proposed Advisory Agreements

For each Fund, the Proposed Advisory Agreement will become effective as of the later of (i) the Closing or (ii) the date shareholders of that Fund approve the Proposed Advisory Agreement. If the Closing does not take place, the Proposed Advisory Agreement will not become effective, and the Current Advisory Agreements will continue in effect. As is discussed in greater detail above under “General Overview – The Interim Advisory and Subadvisory Agreements”, the Trustees have approved an Interim Advisory Agreement for each Fund with RiverSource, which would become effective for a particular Fund at the Closing only if the Proposed Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under an Interim Advisory Agreement, RiverSource could serve as investment adviser to a Fund for up to 150 days following the Closing.

Each Current Advisory Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on November 5, 2009. The date on which each Fund’s Current Advisory Agreement was last approved by shareholders is provided in Appendix E.

Information about the fee rates payable by each Fund under the Current Advisory Agreements and the Proposed Advisory Agreement is provided in Appendix G. Amounts paid by each Fund to Columbia, or to an affiliate of Columbia, during the Fund’s last fiscal year are set forth in Appendix H.

Description of the Proposed and Current Advisory Agreements

The total scope of services to be provided by RiverSource under the Proposed Advisory Agreement and the new administration agreement is substantially the same as that contemplated by each Fund’s Current Advisory Agreement and current administrative services agreement. In this regard, the overall terms of the Proposed Advisory Agreement are substantially the same as those of each Current Advisory Agreement, and the fee rates are identical. The Proposed Advisory Agreement, however, will have a new effective date, provide for a two-year initial term, reflect RiverSource as the new adviser and include certain language and other changes as described below. The form of the Proposed Advisory Agreement is provided in Appendix F-1 to this Joint Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Appendix F-1. The Proposed Advisory Agreement and Current Advisory Agreements are sometimes referred to in this section as the “Agreements.”

Investment Advisory Services. Notwithstanding some differences in the specific language used to describe the services provided, the investment advisory services to be provided by RiverSource under the Proposed Advisory Agreement are substantially the same as those services provided by Columbia under the Current Advisory Agreements. In this regard, both the Proposed Advisory Agreement and the Current Advisory Agreements generally provide that, subject to oversight by the Board, the adviser agrees to: furnish the Fund continuously with investment advice; decide what securities are to be purchased, held or sold, consistent with investment objectives, strategies and policies; perform investment research; prepare and make available to the Board research and statistical data; and execute or cause the execution of purchase and sell orders.

Under each Agreement, the adviser, in executing portfolio transactions and selecting brokers or dealers for a Fund, agrees to seek best execution. In addition, under each Agreement, in assessing the best overall terms available for any transaction, the adviser may consider all factors it deems relevant, including, but not limited to, the price of the security being traded, the broker-dealer’s financial condition and execution capabilities, or research or other information actually furnished to the adviser. In addition, both the Proposed Advisory Agreement and the Current Advisory Agreements for Columbia Multi-Advisor International Equity Fund (“MAIEF”), Columbia Marsico Focused Equities Fund (“MFEF”) and Columbia Marsico Growth Fund (“MGF”) explicitly contemplate that the adviser may, except where otherwise directed by the Board, execute transactions or pay to a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

Each of the Agreements contemplates the use of subadvisers. The Proposed Advisory Agreement provides that RiverSource may subcontract for certain of the services described under that agreement, with the understanding that the quality and scope of services required to be provided under the agreement will not be diminished thereby and also with the understanding that RiverSource will obtain the approval of the Fund’s Board and/or its shareholders as required by applicable law, rules, regulations promulgated thereunder, the terms of the agreement, resolutions of the Board and RiverSource’s commitments. Additionally, RiverSource will be solely responsible for compensating any subadviser(s) for performing any of the duties delegated to them. The Current Advisory Agreements similarly provide that Columbia may delegate to subadvisers its duties under the agreements, provided that (a) Columbia continues to supervise and monitor the performance of the duties delegated to the subadviser, (b) such delegation does not relieve Columbia of its duties and obligations under the agreement, and (c) Columbia is solely responsible for compensating any subadvisers for services rendered.

With respect to RiverSource’s obligation to obtain the approval of a Fund’s shareholders prior to retaining, employing or changing subadvisers, please note that this Joint Proxy Statement also asks you to authorize RiverSource to appoint non-affiliated subadvisers and/or materially modify agreements with non-affiliated subadvisers without obtaining the approval of shareholders under most circumstances. In this regard, the Proposed Advisory Agreement requires that, to the extent that RiverSource subcontracts with any subadvisers under such proposal pursuant to certain exemptive relief granted by the SEC, RiverSource will retain overall supervisory responsibility for the general management and investment of the Fund. Subject to review and approval by the Board, RiverSource’s responsibilities in this regard include: setting the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluating, selecting and recommending one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocating and reallocating the Fund’s assets among multiple subadvisers; monitoring and evaluating the investment performance of subadvisers; and implementing procedures reasonably designed to ensure that subadvisers comply with the Fund’s investment objectives, policies and restrictions. (For more information about this proposal, see “Proposal 3 – Approve the Manager of Managers Proposal”.)

Both the Proposed Advisory Agreement and the Current Advisory Agreements for the Funds other than MAIEF, MFEF and MGF contemplate that the adviser will provide support or recommendations with respect to voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities owned by a Fund. The Proposed Advisory Agreement clarifies that RiverSource will vote proxies and provide or withhold consents, or provide support or recommendations with respect to voting proxies and providing or withholding consents, with respect to such securities. These duties are consistent with Columbia’s current practice under each of the Current Advisory Agreements, although the Current Advisory Agreements for MAIEF, MFEF and MGF do not specifically address proxy voting.

Each of the Agreements generally requires that all information provided by the Fund to the adviser and vice versa be treated as confidential and non-disclosable to third parties except under limited circumstances. Each of the Agreements generally requires books and records to be maintained by the adviser on behalf of the Fund.

The Current Advisory Agreements specify that Columbia will use the same skill and care in providing services under each agreement as it uses in providing services to other fiduciary accounts for which it has investment responsibilities. Although this provision does not specifically appear in the Proposed Advisory Agreement, all investment advisers, including RiverSource, as fiduciaries are expected to perform their investment responsibilities with skill and care.

Administrative Services. Each of the Funds has entered into an administrative services agreement with Columbia to provide general administrative services to the Funds. The Current Advisory Agreements provide that Columbia will carry out limited activities that could be deemed to be administrative services, which include transmitting trades to the custodian and, for MAIEF, MFEF and MGF, updating cash availability throughout the day as required and maintaining historical tax lots for each holding. The Current Advisory Agreements other than those for MAIEF, MFEF and MGF also require the adviser to assist in preparing all shareholder communications, including shareholder reports, and participating in shareholder relations.

These responsibilities will be shifted to an administration agreement for each Fund. Under these agreements, RiverSource, similar to Columbia currently, will provide all of the services and facilities that are necessary for or appropriate to the business and effective operation of the Fund that are not (a) provided by employees or other agents engaged by the Fund, or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund. Unlike advisory agreements, administrative services agreements may be amended by the Board without stockholder approval, including to increase the fees payable thereunder. Although RiverSource has not proposed any such increase, RiverSource has indicated that it reserves its rights to propose such an increase to the Board in the future.

Fees. There is no change in the fee rates payable by any Fund. Under the Agreements, each Fund pays as full compensation for the services provided a fee that is based on a percentage of the average daily net assets of the Fund. Each

Agreement provides for the fees to be accrued daily and paid monthly, though the Proposed Advisory Agreement adds that daily accruals can be modified by the Board, consistent with each Fund’s prospectus and statement of additional information. The schedules of fee rates for each Fund under the Proposed Advisory Agreement and the Current Advisory Agreements are set forth in Appendix G to this Joint Proxy Statement. Amounts paid by each Fund to Columbia, or to an affiliate of Columbia, during the Fund’s last fiscal year also are set forth in Appendix H to this Joint Proxy Statement. RiverSource also has committed that it will continue the management and other fee waiver arrangements currently in place for the Funds for at least their current durations, as set forth in their current prospectuses.

Payment of Expenses. The Proposed Advisory Agreement requires RiverSource to furnish at its expense the office space, supplies, facilities, equipment, clerical help and other personnel and services required to render its advisory services and to pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of RiverSource (except to the extent the Board shall have specifically approved the payment by the Fund of all or a portion of such compensation (e.g., for a Fund’s chief compliance officer). The Proposed Advisory Agreement specifically notes that, except to the extent expressly assumed by RiverSource under the agreement and except to the extent required by law to be paid or reimbursed by RiverSource, RiverSource will have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund. This is generally the same arrangement as to payment of expenses as is set forth in the Current Advisory Agreements.

Limits of Liability. Under the Proposed Advisory Agreement, and subject to the federal securities laws, neither RiverSource, nor any of its directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Fund or its stockholders or creditors, except for a loss resulting from willful misfeasance, bad faith or negligence on its part in regard to the performance of duties under the agreement or reckless disregard of its obligations or duties. The Proposed Advisory Agreement adds a clarification that RiverSource and its directors, officers, partners, principals, employees and agents will be entitled to reasonably rely upon any information or instructions furnished to it (or the individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. In addition, the Proposed Advisory Agreement expressly provides that RiverSource does not guarantee any rate of return, market value or performance of any assets in the Fund.

The Current Advisory Agreements for all Funds except for MAIEF, MFEF and MGF similarly state that Columbia will not be liable for any loss suffered in connection with performance of the agreement, except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or negligence on the part of the adviser or any of its officers, directors, employees or agents in the performance of their duties or from reckless disregard by it of its obligations and duties. The Current Advisory Agreements for MAIEF, MFEF and MGF, however, state that Columbia will only be liable in the case of a loss resulting from its willful misfeasance, bad faith or gross negligence on the part of the adviser or of any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties. For MAIEF, MFEF and MGF, the Proposed Advisory Agreement would thus impose an arguably higher standard of care on the adviser, in that the adviser would potentially be liable to the Fund for “ordinary” negligence, rather than “gross” negligence. For all other Funds, the standard of care is the same under the Proposed Advisory Agreement and the Current Advisory Agreements.

Other Items. The Current Advisory Agreements prohibit Columbia from making loans for the purpose of purchasing or carrying Fund shares, and contain provisions requiring Columbia to conduct investment advisory services independent of commercial banking operations of affiliates. No similar provisions are included in the Proposed Advisory Agreement because, unlike Columbia, RiverSource does not have any commercial banking affiliates.

The Proposed Advisory Agreement deems RiverSource to be an independent contractor to the Fund with no authority to act or represent the Fund, except as expressly provided or authorized. It also affirmatively states that no transaction pursuant to the agreement will be affected by the fact that (a) Board members, officers, agents and/or shareholders of the Fund are or may be interested in RiverSource or any successor or assignee thereof, (b) directors, officers, stockholders or agents of RiverSource are or may be interested in the Fund, or (c) RiverSource or any successor or assignee thereof is or may be interested in the Fund, provided that neither RiverSource, nor any officer, board member or employee thereof or of the Fund knowingly sells to or buys from the Fund any property or security other than in accordance with applicable regulations, SEC orders or SEC guidance. Additionally, the Proposed Advisory Agreement requires that, at such time as the Proposed Advisory Agreement or any extension, renewal or amendment of such agreement or any similar agreement with any organization which has succeeded to the business of RiverSource is no longer in effect, the Fund will cease to use any name derived from the name of RiverSource or of any organization which shall have succeeded to RiverSource’s business as an investment adviser. No similar provisions are included in the Current Advisory Agreements.

In addition, the Proposed Advisory Agreement states that the agreement will be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof, while the Current Advisory Agreements are construed in accordance with Delaware law and the federal securities laws.

Duration and Termination. The Proposed Advisory Agreement provides for an initial term of two years from its effective date and, as required by the 1940 Act, will continue from year to year, until terminated by either party, only if specifically approved by (a) a vote of the majority of the outstanding shares of the Fund or by the vote of a majority of the Board and (b) by the vote of a majority of the Board members who are not “interested persons” as set forth under the 1940 Act and who are not parties to the agreement. The Current Advisory Agreements have identical provisions, but their initial two-year terms have already passed and, accordingly, they are renewable on an annual basis at this point in time. Both the Proposed Advisory Agreement and the Current Advisory Agreements state that the agreement will terminate automatically in the event of its assignment as defined under the 1940 Act, unless otherwise permitted by exemptive orders granted by the SEC exempting such assignments from the provisions of the 1940 Act requiring such termination. This proviso is not included in the Current Advisory Agreement for MAIEF, MFEF or MGF.

Required Vote and Recommendation

Approval of the Proposed Advisory Agreement on behalf of a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 1.

At a meeting held on December 21, 2009, the Board of each Fund approved the Proposed Advisory Agreement in respect of that Fund and voted to present the Proposed Advisory Agreement for shareholder approval.

THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PROPOSAL 2 – APPROVE NEW SUBADVISORY AGREEMENTS

(Subadvised Funds)

Shareholders of the following Funds are being asked to approve a Proposed Subadvisory Agreement with Marsico Capital for their respective Fund (the “Marsico Capital Subadvised Funds”):

•	Columbia Marsico 21st Century Fund;

•	Columbia Marsico Focused Equities Fund;

•	Columbia Marsico Global Fund;

•	Columbia Marsico Growth Fund;

•	Columbia Marsico International Opportunities Fund; and

•	Columbia Multi-Advisor International Equity Fund.

Shareholders of the following Fund are being asked to approve a Proposed Subadvisory Agreement with MacKay Shields for their Fund (the “MacKay Shields Subadvised Fund”):

•	Columbia High Income Fund.

Shareholders of the following Funds are being asked to approve a Proposed Subadvisory Agreement with Brandes for their respective Fund:

•	Columbia Global Value Fund; and

•	Columbia International Value Fund[2].

The Board of Funds Trust is recommending the approval of the Proposed Subadvisory Agreement for each Subadvised Fund. As is required by the 1940 Act, each Current Subadvisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, the completion of the Transaction will result in the assignment of each Subadvised Fund’s Current Subadvisory Agreement, and in its automatic termination. Therefore, as is described below, shareholders of each Subadvised Fund are being asked to approve a Proposed Subadvisory Agreement for their respective Fund to assure continuity of subadvisory services by the same entity that currently subadvises the Fund.

The Proposed Subadvisory Agreements

For each Subadvised Fund, the Proposed Subadvisory Agreement will become effective as of the later of (i) the Closing or (ii) the date shareholders of that Fund approve the Proposed Subadvisory Agreement, provided that, in each case, the Proposed Advisory Agreement for that Fund has been approved. If the Closing does not take place, the Proposed Subadvisory Agreement will not become effective, and the Current Subadvisory Agreements will continue in effect. As is discussed in greater detail above under “General Overview – The Interim Advisory and Subadvisory Agreements”, the Trustees have approved Interim Subadvisory Agreements with each of Marsico Capital, MacKay Shields or Brandes, as applicable. The Interim Subadvisory Agreement for a Subadvised Fund would be effective at the Closing only if the Proposed Subadvisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under the Interim Subadvisory Agreements, Marsico Capital, MacKay Shields or Brandes, as applicable, could serve as subadvisers to the relevant Fund for up to 150 days following the Closing.

Each Current Subadvisory Agreement was last approved for continuance by Trustees, including a majority of the Independent Trustees, on November 5, 2009. The date on which each Subadvised Fund’s Current Subadvisory Agreement was last approved by shareholders is provided in Appendix E.

[2]

As is noted above and in “Other Information – Special Note for Shareholders of the Feeder Fund”, the Feeder Fund invests all or substantially all of its assets in the Master Portfolio, which is a fund series of Master Trust. Columbia provides investment advisory services and Brandes provides investment subadvisory services directly to the Master Portfolio, and the interestholders of the Master Portfolio also will be asked to approve a Proposed Subadvisory Agreement with Brandes. Shareholders of the Feeder Fund are being asked to vote on this Proposal 2 because, as an interestholder in the Master Portfolio, the Feeder Fund is “passing-through” the vote to Feeder Fund shareholders via this proxy solicitation, and will vote its interests in the Master Portfolio in the same proportion as shares of Feeder Fund shareholders for which it receives proper instructions for.

Information about the fee rates payable under the Current Subadvisory Agreements and the Proposed Subadvisory Agreements is provided in Appendix G. Amounts paid by Columbia to Marsico Capital, MacKay Shields or Brandes, or to an affiliate of Marsico Capital, MacKay Shields or Brandes, during the Subadvised Fund’s last fiscal year are set forth in Appendix H.

Description of the Proposed and Current Subadvisory Agreements

The terms of each Proposed Subadvisory Agreement are substantially the same as those of each Current Subadvisory Agreement, and the fee rates are identical. The Proposed Subadvisory Agreements, however, will have a new effective date, provide for a two-year initial term, identify RiverSource as the new advisor and include wording and other changes as described below. The form of each Proposed Subadvisory Agreement is provided in Appendix F-2 to this Joint Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Appendix F-2.

Investment Subadvisory Services. The investment subadvisory services to be provided by Marsico Capital, MacKay Shields and Brandes under the Proposed Subadvisory Agreements are substantially the same as those services provided by each of them under the Current Subadvisory Agreements. Both the Current and Proposed Subadvisory Agreements generally provide that, subject to the supervision of the adviser and Board, the subadviser provides investment advisory advice and portfolio management. In connection with this, the subadvisers will: manage, in their discretion, the investment and reinvestment of all assets, including determination of securities and other assets for investment; transmit trades; assist in the preparation of all shareholder communications; carry out each Fund’s investment policies and procedures; supply reports and other investment analysis and research to the adviser and to the Board as may reasonably be requested; and maintain all required books and records with respect to the investment decisions and securities transactions of each Fund.

The Current and Proposed Subadvisory Agreements provide that the subadviser will provide support to the Funds in conjunction with exercising voting rights or any other rights pertaining to each Fund’s portfolio securities. While the Current Subadvisory Agreements state that the subadviser will make determinations as to the manner in which voting rights and other rights pertaining to the Fund’s securities will be exercised, the Proposed Subadvisory Agreements clarify that the subadviser will exercise or provide support to the adviser or Trust in conjunction with exercising voting rights, rights to consent to Fund action and any other rights pertaining to each Fund’s portfolio securities.

In addition, both the Current and Proposed Subadvisory Agreements contemplate that the subadviser will use its best efforts to seek on behalf of a Fund the best overall terms available in selecting a broker or dealer to execute a particular portfolio transaction and that the subadviser may consider whether such broker or dealer furnishes research and other information or services to the subadviser when evaluating those terms. The Proposed Subadvisory Agreements each explicitly provides that, to the extent permitted by law and consistent with best execution obligations, the subadviser may execute transactions or pay to a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the subadviser determines in good faith that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the subadviser’s overall responsibilities to the Fund and other clients for which it acts as investment adviser. While this provision is not specifically included in the Current Subadvisory Agreements, the provision is consistent with each of the subadviser’s current practices.

The Current and Proposed Subadvisory Agreements for each subadvised fund also provide that the subadviser will not consult with any other subadviser with respect to any investment company in the same group of investment companies except for purposes of complying with certain regulatory requirements.

Fees. There is no change in the subadvisory fee rates. Under each Current and Proposed Subadvisory Agreement, the adviser pays the subadviser as full compensation for the services provided a monthly fee computed daily based on the average daily net assets of the Subadvised Fund(s) or, for the Marsico Capital Subadvised Funds, a percentage of the aggregate average daily net assets of certain of such Marsico Capital Subadvised Funds, or portions thereof as described in each such Fund’s prospectus and statement of additional information. Under both the Current Subadvisory Agreement and the Proposed Subadvisory Agreement with MacKay Shields, any reduction or reimbursement of the advisory fee paid by the MacKay Shields Subadvised Fund to Columbia would result in a proportional reduction or reimbursement in the sub-advisory fee paid to the MacKay Shields by Columbia. The schedules of fee rates for each Fund under its Current Subadvisory Agreement and Proposed Subadvisory Agreement are set forth in Appendix G to this Joint Proxy Statement. Amounts paid by Columbia to Marsico Capital, MacKay Shields and Brandes during each Fund’s last fiscal year are set forth in Appendix H.

Limits of Liability. Under the Current and Proposed Subadvisory Agreements, the subadviser will only be liable for a loss resulting from a breach of its fiduciary duty with respect to its receipt of compensation for services, from willful malfeasance, bad faith or negligence on the part of the subadviser, or from reckless disregard of its obligations and duties under the agreement.

Duration and Termination. The Proposed Subadvisory Agreements provide for an initial term of two years from their effective date and, as required by the 1940 Act, will continue from year to year, until terminated by either party, only if specifically approved by (a) a vote of the majority of the outstanding shares of the Fund or by the vote of a majority of the Board and (b) by the vote of a majority of the Board members who are not “interested persons” as set forth under the 1940 Act and who are not parties to the agreement. The Current Subadvisory Agreements have identical provisions, but their initial two-year terms have already passed and, accordingly, they are renewable on an annual basis at this point in time.

Under each Current and Proposed Subadvisory Agreement, the adviser and relevant subadviser may terminate the agreement upon 60 days written notice to the other party. Each Current and Proposed Subadvisory Agreement may also be terminated by the Trust with respect to a Fund, by vote of the Board or by vote of a majority of outstanding voting securities, upon 60 days written notice to the other parties to the agreement.

Required Vote and Recommendation

Approval of a Proposed Subadvisory Agreement on behalf of each Subadvised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 2.

At a meeting held on December 21, 2009, the Board of each Subadvised Fund approved the Proposed Subadvisory Agreement in respect of that Fund and voted to present the Proposed Subadvisory Agreements for shareholder approval.

In addition to being contingent on the Closing, this Proposal 2 for a Subadvised Fund is contingent on Proposal 1 with respect to that Fund being approved by shareholders.

THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT.

PROPOSAL 3 – APPROVE THE MANAGER OF MANAGERS PROPOSAL

(All Funds)

The Boards have approved, and recommends that shareholders approve, a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements with a subadviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. Each Board believes that it is in shareholders’ best interests if the Board represents their interests in approving or rejecting recommendations made by RiverSource regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. This approach also will align the policies of the Funds with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by RiverSource.

SEC Exemptive Order. On July 16, 2002, the SEC granted an order exempting Ameriprise from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits RiverSource to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to amend subadvisory agreements, with the approval of the board of the affected fund, but without the approval of shareholders, provided shareholders approve RiverSource’s authority to take such action. The SEC Exemptive Order is available to all funds advised by RiverSource, which would include, if Proposal 1 is approved and implemented, the Funds.

Under the SEC Exemptive Order, the affected funds and RiverSource are subject to several conditions imposed by the SEC to ensure that the interests of the funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new subadviser, a fund will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Funds to RiverSource.

The SEC Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	RiverSource recommends that a Fund’s day-to-day management be diversified by adding another subadviser;

•	RiverSource recommends that a subadviser be removed because of performance issues and be replaced with a different subadviser; or

•	There is a change of control of a subadviser.

Board Considerations Regarding Approval of the Manager of Managers Proposal

The Board of each Fund believes that it is in the best interest of the Funds and their shareholders to afford RiverSource the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments in which a Fund invests.

As is described above, without the ability to utilize the SEC Exemptive Order, in order for RiverSource to appoint a new subadviser or modify a subadvisory agreement materially, a Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, RiverSource would be able to act more quickly to appoint a new subadviser if and when a Board and RiverSource believe that the appointment would benefit the Fund. Each Board believes that granting RiverSource (subject to review and approval by the Board) maximum flexibility to select subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of subadvisers in RiverSource (subject to review and approval by the Board) in light of RiverSource’s investment advisory expertise and its experience in selecting subadvisers. The Board believes that if in the future it becomes appropriate to add or change a subadviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its shareholders.

Although no changes to any Fund’s existing subadvisory relationships are being recommended in connection with the Transaction, RiverSource expects to evaluate these relationships in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing subadvisers relative to the capabilities of other possible unaffiliated and affiliated subadvisers and the enhanced capabilities of RiverSource assuming the Closing of the Transaction. To the extent that evaluation results in a recommendation to change any such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever RiverSource selects a subadviser or modifies a subadvisory agreement. The Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. As with each Fund’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Required Vote and Recommendation

Approval of the Manager of Managers Proposal for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 3.

At a meeting held on December 21, 2009, the Board of each Fund voted to present the Manager of Managers Proposal for shareholder approval.

In addition to being contingent on the Closing, this Proposal 3 for a Fund is contingent on Proposal 1 with respect to that Fund being approved by shareholders.

THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS PROPOSAL.

PROPOSAL 4 – ELECTION OF TRUSTEES

(All Funds)

The shareholders of each Trust are being asked to elect Trustees pursuant to a voluntary undertaking by Columbia in connection with the SEC’s Order in the Matter of Banc of America Capital Management, LLC, BACAP Distributors, LLC, and Banc of America Securities, LLC, dated February 9, 2005 (the “SEC Order”) that, commencing in 2005, certain funds advised by Columbia would hold a shareholder meeting at least every fifth calendar year to elect their board of trustees. Although the Trusts are not parties to the SEC Order, they voluntarily adhere to certain governance measures designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The Governance Committee of each Board, and each full Board, have nominated the individuals listed below for election to each Board, each to hold office for an indefinite term. A Trustee’s term may terminate by the election of his or her successor, by the termination of a Trust, or by his or her death, resignation, removal, retirement or incapacity. Each Nominee currently serves as a Trustee of each Trust. The same individuals serve as Trustees of each Trust.

At a meeting held on December 21, 2009, the Governance Committee of each Board nominated and recommended the Independent Nominees (defined below) to the Independent Trustees. At a meeting held on December 21, 2009, the Independent Trustees accepted, nominated and recommended to each full Board the Independent Nominees. In addition, at a meeting held on December 21, 2009, each Board received and unanimously nominated the Independent Nominees presented by the Independent Trustees, nominated the Interested Nominee (defined below), and voted to present each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. Each Board currently has no reason to believe that any Nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other Nominees as each Governance Committee and each Board may select.

A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of a Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The Independent Nominees are Edward J. Boudreau, Jr., William P. Carmichael, William A. Hawkins, R. Glenn Hilliard, John J. Nagorniak and Minor M. Shaw.

The Funds currently treat Anthony M. Santomero (the “Interested Nominee”) as an “interested person” of the Funds because he serves as a director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Funds or other funds or accounts advised/managed by Columbia and/or any Subadviser.

If the Nominees are elected by shareholders, at least 75% of each Board’s Trustees will continue to be Independent Trustees. The Nominees would serve as Trustees in accordance with the organizational documents of each Trust. Each Trustee currently serves for an indefinite term. A Trustee’s term may terminate by the election of his or her successor, by the termination of a Trust, or by his or her death, resignation, removal, retirement or incapacity. Pursuant to each Trust’s current organizational documents, no person shall be qualified to stand for election or appointment as a Trustee if such person has already reached the age of 72. Each Trustee shall retire from service on the Board no later than the end of the calendar year in which such Trustee reaches age 72.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Independent Nominees:

Name, Year of Birth, Position Held with the Trusts and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen(3)	Other Directorships Held by Trustee
Independent Nominees:

Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current	64	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	64	Director – Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer – California Bank, N.A., from January 2008 through current	64	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005	64	Director – Conseco, Inc. (insurance)

Name, Year of Birth, Position Held with the Trusts and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen(3)	Other Directorships Held by Trustee

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate) 1982 through 2007	64	Trustee and Chairman – Research Foundation of CFA Institute; Director – MIT Investment Company; Trustee – MIT 401k Plan

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation and Mickel Investment Group	64	Board Member – Piedmont Natural Gas

Interested Nominee:

Anthony M. Santomero(2) (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through January 2008; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, July 2000 through April 2006	64	Director – Renaissance Reinsurance Ltd.; Trustee – Penn Mutual Life Insurance Company; Director – Citigroup

(1)	The address of each Nominee is c/o Columbia Management Advisors, LLC, One Financial Center, Boston, MA 02111.
(2)

The Funds currently treat Mr. Santomero as an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the Columbia Funds or other funds or accounts advised/managed by Columbia and/or any Subadvisor.

(3)	The Trustees oversee the following entities and their fund series: the Trusts, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I and BofA Funds Series Trust.

Current Status of Trustees

Messrs. Boudreau, Carmichael, Hawkins and Hilliard and Ms. Shaw were elected to the Board of Funds Trust by shareholders most recently in 2005. Columbia Funds Series Trust II commenced offering shares on June 1, 2006. The Trustees were appointed by an initial trustee to serve on the Board of Columbia Funds Series Trust II. Messrs. Nagorniak and Santomero were appointed by each Board after having been nominated by each Governance Committee in 2008. Together, such Trustees comprise the entirety of each Board. All are standing for election at the Meeting and have agreed to continue to serve if elected. The Board of Columbia Funds Series Trust met on eighteen occasions during the year ended December 31, 2009; the Board of Columbia Funds Series Trust II met on fifteen occasions during the year ended December 31, 2009.

Beneficial Ownership of Shares of Each Fund

Appendix I to this Joint Proxy Statement provides information, as of September 30, 2009 (unless otherwise indicated), about the beneficial ownership by the Nominees of equity securities of each Fund.

Current Committees of the Board

Each Trust has four standing committees, which are the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Trust, and a Fund’s investment adviser(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. None of the Audit Committee members is an “interested person” of the Trusts (as defined in the 1940 Act). The Audit Committee met on five occasions during the year ended December 31, 2009.

The functions of the Contracts Review Committee, as set forth in its charter, include, among other things: (i) managing and coordinating the process by which the Board reviews service provider contracts, including advisory and subadvisory agreements; (ii) managing and coordinating the process by which the Board considers relevant factors regarding the investment advisory and subadvisory agreements; and (iii) managing and coordinating the process by which the Board considers new service arrangements and alternatives to existing contractual arrangements. The Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, none of the Contracts Review Committee members is an “interested person” of the Trusts (as defined in the 1940 Act). The Contracts Review Committee met on five occasions during the year ended December 31, 2009.

The functions of the Governance Committee, as set forth in its charter, include: (i) nominating independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. None of the Governance Committee members is an “interested person” of the Trusts (as defined in the 1940 Act). The Governance Committee met on seven occasions during the year ended December 31, 2009.

The charter of the Governance Committee is provided in Appendix J. The Governance Committee’s policy with respect to considering director candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations are set forth in Section 3 of such charter. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the Trustees to possess.

The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances.

The functions of the Investment Committee, as set forth in its charter, include to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and Columbia on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, none of the Investment Committee members is an “interested person” of the Trusts (as defined in the 1940 Act). The Investment Committee met on six occasions during the year ended December 31, 2009.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to c/o The Secretary of Columbia Funds Series Trust and/or Columbia Funds Series Trust II, One Financial Center, Boston, MA 02111, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Boards any letter that does not relate to the business of a Fund

Executive Officers of the Funds

Information about the executive officers of the Funds is included in Appendix K to this Joint Proxy Statement.

Remuneration for Trustees and Officers

The Trustees, each of which is not an employee of Columbia or its affiliates, each receives an annual retainer fee of $110,000, which is shared by all the investment companies overseen by such Trustees. In addition, the Trustees are currently paid a total of $15,000 per Board meeting ($2,500 for telephonic attendance at certain meetings), the amount of which is shared by all the investment companies overseen by such Trustees. The respective chairs of the Boards and committees receive additional compensation for serving in such capacities. The Trustees are also reimbursed for the expenses of attending meetings.

Total fees paid by each Fund to the current Trustees for the Fund’s last fiscal year are outlined in Appendix L to this Joint Proxy Statement.

Columbia pays all salaries of officers of each Trust, except for the Funds’ Chief Compliance Officer, a portion of whose salary is paid by the Trusts.

Required Vote and Recommendation

Election of Trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of each Trust at which a quorum is present or represented by proxy.

Effectiveness of this Proposal 4 is not contingent on the Closing or on the approval of any other Proposal. Proposal 4 with respect to a Trust is not contingent on the approval of Proposal 4 for the other Trust.

THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

OTHER INFORMATION

Current Service Providers

Columbia, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser and administrator of the Funds. Columbia Management Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds.

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Special Note for Shareholders of the Feeder Fund

The Feeder Fund is in a master/feeder structure where the Master Portfolio serves as the investment company in which the Feeder Fund invests all or substantially all of its net investable assets. One other feeder fund also owns interests in the Master Portfolio.

The interestholders of Master Trust, which are primarily the Feeder Fund and the other feeder funds of the Master Portfolio, also will be asked to: (i) approve a proposed investment management services agreement with RiverSource for the Master Portfolio; (ii) approve a proposed subadvisory agreement with Brandes for the Master Portfolio; (iii) approve the Manager of Managers Proposal; and (iv) elect the seven current Trustees to the Board (the Trustees of Funds Trust are the same individuals as the Trustees of Master Trust). As an interestholder in the Master Portfolio, the Feeder Fund is “passing-through” the vote to Feeder Fund shareholders for the Proposals via this proxy solicitation, and will vote its interests in the Master Portfolio in the same proportion as shares of Feeder Fund shareholders for which it receives proper instructions for. In this manner, shareholders of the Feeder Fund also will indirectly consider and vote on each of the Proposals with respect to the Master Portfolio and Master Trust.

With respect to the Feeder Fund, Election of Trustees (Proposal 4) requires the affirmative vote of the majority of outstanding voting securities of Master Trust present at the Meeting.

As is noted above, in order to avoid confusion in terms throughout this Joint Proxy Statement, the terms Fund and Master Portfolio are sometimes used interchangeably. Also, any approvals made by the Board of the Funds Trust on behalf of the Feeder Fund that are discussed in this Joint Proxy Statement, also were made by the Board of Master Trust on behalf of the Master Portfolio.

Annual Meetings and Shareholder Proposals

Each Trust does not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. The SEC Order contemplates that each Board will call meetings of shareholders at least every five years, at which shareholders will be asked to elect Trustees. Each Board’s Governance Committee typically will consider Trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Columbia Funds, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include, at a minimum, the following information as to each individual proposed for election as a Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which a Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. The anticipated date of the next meeting to elect Trustees is March 2015. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws. Shareholders may submit proposals in writing c/o The Secretary of Columbia Funds Series Trust and/or Columbia Funds Series Trust II, One Financial Center, Boston, Massachusetts 02111-2621.

Principal Shareholders

Appendix M to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of the Record Date.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by BAC and Ameriprise pursuant to the terms of the Purchase Agreement, and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Trustees, officers and employees of the Trusts, Columbia and certain of its affiliates and RiverSource and certain of its affiliates, and BAC and Ameriprise may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Funds have engaged Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788 to assist in soliciting at an estimated cost of approximately $2,468,290, which will be paid by BAC and Ameriprise. The material terms of the contract with Computershare Fund Services are [—].

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: One Financial Center, Boston, Massachusetts 02111.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at (800) 345-6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

[—]

James R. Bordewick, Jr.,
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed proxy card, by calling the toll-free number listed on the enclosed proxy card, or by mailing the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in each case equals the number of votes to which the shareholders of such class of such Fund are entitled.

[—]

Fund	Class A	Class B	Class C	Class R	Class Y	Class Z	Total
Columbia Asset Allocation Fund II				—	—
Columbia California Intermediate Municipal Bond Fund				—	—
Columbia Convertible Securities Fund				—	—
Columbia Georgia Intermediate Municipal Bond Fund				—	—
Columbia Global Value Fund				—	—
Columbia High Income Fund				—	—
Columbia International Value Fund
Columbia Large Cap Core Fund				—	—
Columbia Large Cap Enhanced Core Fund		—	—
Columbia Large Cap Index Fund			—	—	—
Columbia Large Cap Value Fund
Columbia Marsico 21st Century Fund					—
Columbia Marsico Focused Equities Fund			—	—	—
Columbia Marsico Global Fund		—			—
Columbia Marsico Growth Fund					—
Columbia Marsico International Opportunities Fund					—
Columbia Maryland Intermediate Municipal Bond Fund				—	—
Columbia Mid Cap Index Fund		—	—	—	—
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund					—

A-1

Fund	Class A	Class B	Class C	Class R	Class Y	Class Z	Total
Columbia Overseas Value Fund		—			—
Columbia North Carolina Intermediate Municipal Bond Fund				—	—
Columbia Short Term Bond Fund				—
Columbia Short Term Municipal Bond Fund				—	—
Columbia Small Cap Growth Fund II				—	—
Columbia Small Cap Index Fund		—	—	—	—
Columbia Small Cap Value Fund II					—
Columbia South Carolina Intermediate Municipal Bond Fund				—	—
Columbia Total Return Bond Fund				—	—
Columbia Virginia Intermediate Municipal Bond Fund				—	—
Corporate Bond Portfolio	—	—	—	—	—	—
Mortgage- and Asset-Backed Portfolio	—	—	—	—	—	—
Columbia LifeGoal Balanced Growth Portfolio					—
Columbia LifeGoal Growth Portfolio					—
Columbia LifeGoal Income and Growth Portfolio					—
Columbia LifeGoal Income Portfolio				—	—
Columbia Masters International Equity Portfolio					—
Columbia Retirement 2005 Portfolio		—			—
Columbia Retirement 2010 Portfolio		—			—
Columbia Retirement 2015 Portfolio		—			—
Columbia Retirement 2020 Portfolio		—			—
Columbia Retirement 2025 Portfolio		—			—
Columbia Retirement 2030 Portfolio		—			—
Columbia Retirement 2035 Portfolio		—			—
Columbia Retirement 2040 Portfolio		—			—

A-2

APPENDIX B

More Information on RiverSource and Columbia

RiverSource currently manages certain funds with investment objectives similar to those of the Funds. The table below sets forth each such fund, its net assets as of [—], the management fee, and any currently effective management fee reimbursements or waivers.

[—]

RiverSource Fund (Columbia Fund with Similar Investment Objective)	Fiscal Year Ended	Average Net Assets ($ Millions)	Management Fee (%)	Management Fee Reimbursed or Waived, if any (%)
RiverSource California Tax-Exempt Fund ( )	08/31/2009
Threadneedle Emerging Markets Fund ( )	10/31/2009
RiverSource Tax-Exempt High Income Fund ( )	11/30/2008
RiverSource Tax-Exempt Bond Fund ( )	11/30/2008
Threadneedle Global Equity Fund ( )	10/31/2009
RiverSource Global Technology Fund ( )	10/31/2009
RiverSource High Yield Bond Fund ( )	05/31/2009
RiverSource Income Opportunities Fund ( )	07/31/2009
RiverSource Diversified Bond Fund ( )	08/31/2009
RiverSource Partners International Select Growth Fund ( )	10/31/2009
RiverSource Disciplined International Equity Fund ( )	10/31/2009
RiverSource Large Cap Equity Fund ( )	07/31/2009
RiverSource Disciplined Equity Fund ( )	07/31/2009
RiverSource Growth Fund ( )	07/31/2009
RiverSource Mid Cap Growth Fund ( )	11/30/2008
RiverSource Partners Aggressive Growth Fund ( )	05/31/2009
RiverSource Minnesota Tax-Exempt Fund ( )	08/31/2009
RiverSource Retirement Plus 2015 Fund ( )	04/30/2009
RiverSource Retirement Plus 2025 Fund ( )	04/30/2009
RiverSource Retirement Plus 2035 Fund ( )	04/30/2009
RiverSource Retirement Plus 2045 Fund ( )	04/30/2009
RiverSource Portfolio Builder Moderate Aggressive Fund ( )	01/31/2009
RiverSource Balanced Fund ( )	09/30/2009
RiverSource Portfolio Builder Moderate Fund ( )	01/31/2009
RiverSource Cash Management Fund ( )	07/31/2009
RiverSource Disciplined Large Cap Growth Fund ( )	09/30/2009
RiverSource Partners Fundamental Value Fund ( )	05/31/2009
RiverSource Portfolio Builder Aggressive Fund ( )	01/31/2009
RiverSource Portfolio Builder Total Equity Fund ( )	01/31/2009
RiverSource Partners Select Value Fund ( )	05/31/2009
RiverSource New York Tax-Exempt Fund ( )	08/31/2009
RiverSource Real Estate Fund ( )	06/30/2009
RiverSource Partners Small Cap Value Fund ( )	05/31/2009
RiverSource Small Company Index Fund ( )	01/31/2009
RiverSource Small Cap Advantage Fund ( )	03/31/2009
RiverSource Partners Small Cap Equity Fund ( )	05/31/2009
RiverSource Partners Small Cap Growth Fund ( )	03/31/2009
RiverSource Partners VP Fundamental Value Fund ( )	12/31/2008
RiverSource VP Core Equity Fund ( )	12/31/2008
RiverSource VP Large Cap Equity Fund ( )	12/31/2008
RiverSource VP Large Cap Value Fund ( )	12/31/2008
RiverSource VP Mid Cap Growth Fund ( )	12/31/2008
RiverSource VP Cash Management Fund ( )	12/31/2008
RiverSource Partners VP Small Cap Value Fund ( )	12/31/2008
RiverSource VP Small Cap Advantage Fund ( )	12/31/2008

[*	In addition to an asset charge, the Management Fee for the Fund includes a performance incentive adjustment (“PIA”). The PIA is based on the Fund’s performance compared to an index of similar funds. The Management Fee disclosed includes the indicated PIA.]

RiverSource’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o RiverSource Investments, LLC, 200 Ameriprise Financial Center, Minneapolis, MN.

[—]

Name	Principal Occupation

Patrick T. Bannigan	Director and Senior Vice President – Asset Management, Products and Marketing of RiverSource Investments, LLC. Mr. Bannigan is also Director, and Vice President – Asset Management, Products and Marketing for RiverSource Distributors, Inc. and President of the RiverSource Funds.

Christopher P. Keating	Director, Vice President and Head of Institutional Sales, Client Service and Consultant Relationships of RiverSource Investments, LLC.

Michelle Keeley	Director and Executive Vice President – Equities and Fixed Income of RiverSource Investments, LLC. Ms. Keeley is also Executive Vice President – Equities and Fixed Income of Ameriprise Financial and Vice President – Investments of the Ameriprise Certificate Company. Ms. Keeley also serves as Vice President of the RiverSource Funds.

Brian J. McGrane	Director, Vice President and Chief Financial Officer of RiverSource Investments, LLC. Mr. McGrane is also Senior Vice President and Lead Financial Officer for Ameriprise Financial.

Scott R. Plummer	Chief Legal Officer of RiverSource Investments, LLC. Mr. Plummer is also Vice President and Chief Counsel, Asset Management for Ameriprise Financial and Vice President, General Counsel and Secretary of the RiverSource Funds and Ameriprise Certificate Company.

William F. Truscott	President, Chairman of the Board and Chief Investment Officer of RiverSource Investments, LLC. Mr. Truscott is also President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial, Chairman of the Board, Chief Executive Officer and President of RiverSource Distributors and Director, President and Chief Executive Officer of the Ameriprise Certificate Company. Mr. Truscott also serves as a Board Member and Vice President of the RiverSource Funds.

Eleanor T.M. Hoagland	Chief Compliance Officer of RiverSource Investments, LLC. Ms. Hoagland is also U.S. Asset Management Chief Compliance Officer for Ameriprise Financial and Chief Compliance Officer for RiverSource Funds, Ameriprise Certificate Company, J. & W. Seligman & Co. Incorporated and RiverSource Service Corporation.

Amy K. Johnson	Vice President and Chief Administrative Officer of RiverSource Investments, LLC.

[—]

Columbia’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is One Financial Center, Boston, MA 02111.

Name	Principal Occupation

Michael A. Jones	Manager, Chairman, Chief Executive Officer and President

Colin Moore	Manager, Managing Director and Chief Investment Officer

Leonard A. Aplet	Managing Director

Dean C. Athanasia	Managing Director

Paul J. Berlinguet	Managing Director

Beth Ann Brown	Managing Director

Brian Condon	Managing Director

J. Kevin Connaughton	Managing Director

Kevin Cronk	Managing Director

Richard E. Dahlberg	Managing Director

Matt DiGennaro	Managing Director

Lori Ensinger	Managing Director

Stephen J. Harasimowicz	Managing Director

Guy C. Holbrook	Managing Director

Robert K. McConnaughey	Managing Director

Amy S. Roberts	Managing Director

Marie M. Schofield	Managing Director

John H. Simons	Managing Director

Thomas M. Brantley	Senior Vice President-Tax

Walter Keith Davis	Senior Vice President-Tax

Peter R. Deininger	Vice President

Matthew T. Dunn	Vice President

Deborah S. McLean	Vice President

George H. Mix	Vice President

Leonard Pitten	Vice President

Guy W. Pope	Vice President

Deniz Savas	Vice President

Allyn Seymour	Vice President

Harlan R. Sonderling	Vice President

Robert Stephenson	Vice President

Allen F. Bednarz	Treasurer

Elizabeth A. Pryor	Secretary

Name	Principal Occupation

James R. Bordewick, Jr.	Chief Legal Officer

Linda J. Wondrack	Chief Compliance Officer

Stephen Barbaro	Director

Daniel Belcher	Director

Benjamin R. Campbell	Director

Martha B. Childs	Director

Michael G. Clarke	Director

Wayne M. Collette	Director

James M. D’Arcy	Director

Richard G. D’Auteuil	Director

Scott L. Davis	Director

James Dearborn	Director

Normand Desrosiers	Director

Driscoll M. DoCanto	Director

Brian J. Drainville	Director

Alan M. Erickson	Director

Barry Finkle	Director

Peter Fleming	Director

Paul Fuchs	Director

Emil A Gjester	Director

Richard A. Hegwood	Director

Peter M. Hendricks	Director

David Hoffman	Director

Peter C. Larson	Director

Brian McGreevy	Director

Richard Mettler	Director

Maureen Newman	Director

David P. O’Brien	Director

Laura Ostrander	Director

Carl W. Pappo	Director

William Peishoff	Director

Christian F. Pineno	Director

Anthony Purcell	Director

Lee Reddin	Director

Michael Roye	Director

Gregg Smalley	Director

Name	Principal Occupation

Diane Sobin	Director

Elizabeth M. Ware	Director

Mary K. Werler	Director

Dana Wing	Director

Lee Faria	Conflicts of Interest Officer

Kevin Wasp	Corporate Ombudsman

APPENDIX C

Information Regarding the Subadvisers

[—]

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202

Marsico Capital’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is 1200 17th Street, Suite 1600, Denver, CO 80202.

Name	Principal Occupation

Thomas F. Marsico	Chief Executive Officer

Christopher J. Marsico	President

James G. Gendelman	Vice President and Portfolio Manager

Thomas M.J. Kerwin	EVP, General Counsel and Secretary

Kenneth Johnson	EVP and Director of Marketing and Client Services

Corydon J. Gilchrist	Vice President and Portfolio Manager

Steven R. Carlson	EVP and Chief Compliance Officer

Neil L. Gloude	EVP, Chief Financial Officer and Treasurer

MacKay Shields LLC, 9 West 57th Street, 33rd Floor, New York, NY 10019

MacKay Shield’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is 9 West 57th Street, 33rd Floor, New York, NY 10019.

Name	Principal Occupation

John L. Prom	Senior Managing Director

Lucille Protas	Senior Managing Director and Chief Operating Officer

Gary L. Goodenough	Senior Managing Director

Rupal J. Bhansali	Senior Managing Director

Gary E. Wendlandt	Member of the Board of Managers

Michael E. Sproule	Member of the Board of Managers

Ellen Metzger	General Counsel, Senior Managing Director

Dan Roberts	Senior Managing Director

Rene A. Bustamante	Chief Compliance Officer, Managing Director

John M. Philo	Senior Managing Director

Osbert M. Hood	Chairman and Chief Executive Officer and Member of the Board of Managers

Kevin T. Mcateer	Managing Director

Edward J. Silverstein	Managing Director

John Y. Kim	Member of the Board of Managers

Maureen M. McFarland	Senior Managing Director

John C. Siciliano	Member of the Board of Managers

C-1

Brandes Investment Partners, L.P., 11988 El Camino Real, Suite 500, San Diego, CA 92130

Brandes’ principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is 11988 El Camino Real, Suite 500, San Diego, CA 92130.

Name	Principal Occupation

Charles H. Brandes	Chairman

Glenn R. Carlson	Chief Executive Officer

Jeffry A. Busby	Executive Director

Brent V. Woods	Managing Director

Gary K. Iwamura	Financial Resources Officer

Ian N. Rose	General Counsel

Adelaide Pund	Chief Compliance Officer

Gregory S. Houck	Managing Director of Operations

C-2

APPENDIX D

Affiliated Brokerage Commissions

The Funds paid no brokerage commissions to affiliated broker/dealers during its most recent fiscal year, except as shown in the following chart1 . Align

Fund	Name of Affiliated Broker and Nature of Affiliation	Fiscal Year End	Dollar Amount of Commissions Paid to Affiliated Brokers	Percentage of Total Commissions Paid to Affiliated Brokers

Columbia Global Value Fund	Banc of America Securities LLC (a broker/dealer subsidiary of BAC)	2/28/2009	$2,907	3.0%

Columbia International Value Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated (a broker/dealer subsidiary of BAC)	2/28/2009	$24,106	0.34%

Columbia Marsico 21st Century Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated (a broker/dealer subsidiary of BAC)	2/28/2009	$12,001	0.063%

Columbia Marsico Focused Equities Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated (a broker/dealer subsidiary of BAC)	2/28/2009	$713,106	0.009%

Columbia Marsico Growth Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated (a broker/dealer subsidiary of BAC)	2/28/2009	$16,336	0.147%

Columbia Marsico International Opportunities Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated (a broker/dealer subsidiary of BAC)	2/28/2009	$24,106	0.34%

Columbia Multi-Advisor International Equity Fund		2/28/2009

Causeway Capital Management LLC[2]	Merrill Lynch, Pierce, Fenner & Smith Incorporated (a broker/dealer subsidiary of BAC)		$11,737	7.5%

Marsico Capital	Merrill Lynch, Pierce, Fenner & Smith Incorporated (a broker/dealer subsidiary of BAC)		$13,484	0.437%

1	The tables disclose brokerage commissions paid to Merrill Lynch & Co., Inc. after it became an affiliate of Columbia on January 1, 2009.
2	Causeway Capital Management LLC served as co-investment sub-advisor to approximately half of the assets of the Fund until July 8, 2009. At that time, Columbia assumed primary investment management responsibility for that portion of the Fund previously sub-advised by Causeway Capital Management LLC.

D-1

APPENDIX E

Dates on Which Current Advisory Agreement and Current Subadvisory Agreements

Were Last Approved by Shareholders

Current Advisory Agreement

Fund	Date of Agreement	Date of Most Recent Shareholder Approval
		Management Agreement	Sub-Advisory Agreement
Columbia Asset Allocation Fund II	September 30, 2005
Columbia California Intermediate Municipal Bond Fund	September 30, 2005		Not Applicable.
Columbia Convertible Securities Fund	September 30, 2005		Not Applicable.
Columbia Georgia Intermediate Municipal Bond Fund	September 30, 2005		Not Applicable.
Columbia Global Value Fund	September 30, 2005
Columbia High Income Fund	September 30, 2005		[1]
Columbia International Value Fund
Columbia Large Cap Core Fund	September 30, 2005		Not Applicable.
Columbia Large Cap Enhanced Core Fund	September 30, 2005		Not Applicable.
Columbia Large Cap Index Fund	September 30, 2005		Not Applicable.
Columbia Large Cap Value Fund	September 30, 2005		Not Applicable.
Columbia Marsico 21st Century Fund	September 30, 2005		December [10 or 14], 2007[2]
Columbia Marsico Focused Equities Fund	September 30, 2006		December [10 or 14], 2007[2]
Columbia Marsico Global Fund	September 30, 2005		December [10 or 14], 2007[2]
Columbia Marsico Growth Fund	September 30, 2006		December [10 or 14], 2007[2]
Columbia Marsico International Opportunities Fund	September 30, 2005		December [10 or 14], 2007[2]
Columbia Maryland Intermediate Municipal Bond Fund	September 30, 2005		Not Applicable.
Columbia Mid Cap Index Fund	September 30, 2005		Not Applicable.
Columbia Mid Cap Value Fund	September 30, 2005		Not Applicable.
Columbia Multi-Advisor International Equity Fund	September 30, 2006		December [10 or 14], 2007[2]
Columbia Overseas Value Fund	September 30, 2005		Not Applicable.
Columbia North Carolina Intermediate Municipal Bond Fund	September 30, 2005		Not Applicable.
Columbia Short Term Bond Fund	September 30, 2005		Not Applicable.
Columbia Short Term Municipal Bond Fund	September 30, 2005		Not Applicable.
Columbia Small Cap Growth Fund II	September 30, 2005		Not Applicable.
Columbia Small Cap Index Fund	September 30, 2005		Not Applicable.
Columbia Small Cap Value Fund II	September 30, 2005		Not Applicable.
Columbia South Carolina Intermediate Municipal Bond Fund	September 30, 2005		Not Applicable.
Columbia Total Return Bond Fund	September 30, 2005		Not Applicable.
Columbia Virginia Intermediate Municipal Bond Fund	September 30, 2005		Not Applicable.
Corporate Bond Portfolio	September 30, 2005		Not Applicable.
Mortgage- and Asset-Backed Portfolio	September 30, 2005		Not Applicable.
Columbia LifeGoal Balanced Growth Portfolio	September 30, 2005		Not Applicable.
Columbia LifeGoal Growth Portfolio	September 30, 2005		Not Applicable.
Columbia LifeGoal Income and Growth Portfolio	September 30, 2005		Not Applicable.
Columbia LifeGoal Income Portfolio	September 30, 2005		Not Applicable.
Columbia Masters International Equity Portfolio	September 30, 2005		Not Applicable.

*	Last approved by Board of Trustees on
**	Last approved by Board of Trustees on

E-1

Fund	Date of Agreement	Date of Most Recent Shareholder Approval
		Management Agreement	Sub-Advisory Agreement
Columbia Retirement 2005 Portfolio	June 1, 2006		Not Applicable.
Columbia Retirement 2010 Portfolio	June 1, 2006		Not Applicable.
Columbia Retirement 2015 Portfolio	June 1, 2006		Not Applicable.
Columbia Retirement 2020 Portfolio	June 1, 2006		Not Applicable.
Columbia Retirement 2025 Portfolio	June 1, 2006		Not Applicable.
Columbia Retirement 2030 Portfolio	June 1, 2006		Not Applicable.
Columbia Retirement 2035 Portfolio	June 1, 2006		Not Applicable.
Columbia Retirement 2040 Portfolio	June 1, 2006		Not Applicable.

*	Last approved by Board of Trustees on

E-2

APPENDIX F-1

Form of Proposed Advisory Agreement

INVESTMENT MANAGEMENT SERVICES AGREEMENT

This Agreement, dated as of [—], is by and between RiverSource Investments, LLC (the “Investment Manager”), a Minnesota limited liability company and Columbia Funds Series Trust (the “Registrant”), a Delaware statutory trust, on behalf of its underlying series listed in Schedule A (the term “Fund” or “Funds” is used to refer to either the Registrant or its underlying series, as context requires).

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1)	The Fund hereby retains the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board of Directors/Trustees (the “Board”), which investments, in the Investment Manager’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Investment Manager agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request. The Fund agrees that the Investment Manager may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Investment Manager) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Investment Manager shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Investment Manager. The Investment Manager agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Investment Manager will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

(2)	The Investment Manager shall comply (or cause the Fund to comply, as applicable) with all applicable law, including but not limited to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”), the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder, the 1933 Act, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company.

(3)	The Investment Manager shall allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Fund recognizes that the Investment Manager and its affiliates may from time to time acquire information about issuers or securities that it may not share with, or act upon for the benefit of, the Fund.

(4)	The Investment Manager agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.

(5)	The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.

F1-1

(6)	The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.

(7)	In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.

(8)	Except for willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties, or reckless disregard by the Investment Manager of its obligations and duties, under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. To the extent permitted by applicable law, each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two: COMPENSATION TO THE INVESTMENT MANAGER

(1)	The Fund agrees to pay to the Investment Manager, in full payment for the services furnished, a fee as set forth in Schedule A.

(2)	The fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis and, in the event of the effectiveness or termination of this Agreement, in whole or in part with respect to any Fund, during any month, the fee paid to the Investment Manager shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3)	The fee provided for hereunder shall be paid in cash by the Fund to the Investment Manager within five business days after the last day of each month.

Part Three: ALLOCATION OF EXPENSES

(1)	The Investment Manager shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Investment Manager (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Investment Manager, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Part Four: MISCELLANEOUS

(1)	The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement or otherwise, shall have no authority to act for or represent the Fund.

(2)

The Fund acknowledges that the Investment Manager and its affiliates may perform investment advisory services for other clients, so long as the Investment Manager’s services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and the Investment Manager and its affiliates and their respective clients

F1-2

may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client.

(3)	Neither this Agreement nor any transaction pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, shareholders or otherwise; or that the Investment Manager or any successor or assignee is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations, United States Securities and Exchange Commission (“SEC”) orders or published SEC staff guidance.

(4)	Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business, or to such other address as either party may designate in writing mailed to the other in accordance with this Paragraph (4).

(5)	All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy and other relevant policies in effect from time to time.

(6)	This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof.

(7)	The names “Columbia Funds Series Trust” and “Board Members of Columbia Funds Series Trust” refer respectively to the Registrant created by the Declaration of Trust and the Board Members as Board Members but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Registrant arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Registrant and that no Board Member, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Fund of the Registrant must look solely to the property belonging to such Fund for the enforcement of any claims against the Registrant.

(8)	If any term, provision, agreement, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

(9)	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.

Part Five: RENEWAL AND TERMINATION

(1)	This Agreement shall continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as hereinafter provided, only if such continuance is specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the 1940 Act and any applicable order or interpretation thereof issued by the SEC or its staff. As used in this agreement, the term “majority of the outstanding voting securities of the Fund” shall have the same meaning as set forth in the 1940 Act.

(2)

This Agreement may be terminated, with respect to any Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of

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any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

(3)	This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

(4)	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Investment Manager and the Trust, on behalf of that Fund.

Part Six: Use of Name

(1) At such time as this Agreement or any extension, renewal or amendment hereof, or any similar agreement with any organization which shall have succeeded to the business of the Investment Manager, shall no longer be in effect, the Fund will cease to use any name derived from the name of the Investment Manager or of any organization which shall have succeeded to the Investment Manager’s business as investment adviser.

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IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST

By:
[—]
President

RIVERSOURCE INVESTMENTS, LLC

By:
[—]
President

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Schedule A

[Funds to be added]

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APPENDIX F-2

Form of Proposed Subadvisory Agreements

I. Form of Proposed Subadvisory Agreement with Marsico Capital

INVESTMENT SUB-ADVISORY AGREEMENT

COLUMBIA FUNDS SERIES TRUST

THIS AGREEMENT is made as of [—], by and among [RIVERSOURCE INVESTMENTS, LLC], a [Minnesota limited liability company] (the “Adviser”), MARSICO CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”), and COLUMBIA FUNDS SERIES TRUST, a Delaware statutory trust (the “Trust”), on behalf of those series of the Trust now or hereafter identified on Schedule I (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

WHEREAS, the Adviser and the Trust have entered into an investment management services agreement (the “Investment Management Services Agreement”), pursuant to which the Adviser manages the investment operations of each Fund and may delegate certain duties of the Adviser to one or more investment sub-adviser(s); and

WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (defined herein) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of the Funds;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

1. Appointment of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of each Fund subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

2. Services of Sub-Adviser. The Sub-Adviser shall perform all services necessary for the management of the portfolio investments of each Fund, including but not limited to:

a)	Managing the investment and reinvestment of all assets, now or hereafter acquired by each Fund, including determining what securities and other investments are to be purchased or sold for each Fund and executing transactions accordingly;

b)	Transmitting trades to each Fund’s custodian for settlement in accordance with each Fund’s procedures and as may be directed by the Trust;

c)	Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

d)	Exercising or providing support to the Adviser or the Trust in conjunction with exercising voting rights, rights to consent to Fund action and any other rights pertaining to each Fund’s portfolio securities; provided, however, that the Sub-Adviser shall be given reasonable prior notice should the Adviser or the Trust determine to direct the Sub-Adviser in its exercise of such rights;

e)	Making recommendations to the Adviser and the Board with respect to Fund investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board or by the Adviser under authority delegated by the Board to the Adviser;

f)

Supplying reports, evaluations, analyses, statistical data and information within its possession or control to the Adviser, the Board or to the Funds’ officers and other service providers as the Adviser or the Board may reasonably request from time to

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time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

g)	Maintaining all required books and records with respect to the investment decisions and securities transactions for each Fund;

h)	Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time reasonably determines to be necessary to perform its obligations under the Investment Management Services Agreement or as the Board may reasonably request from time to time.

3. Responsibilities of Sub-Adviser. In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it will:

a)	Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder and the conditions of any order affecting the Trust or a Fund issued thereunder;

b)	Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

c)	The Sub-Adviser acknowledges that the Funds may engage in transactions with certain investment sub-advisers in the Columbia Funds Family (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other investment sub-adviser of a Columbia Fund in the Columbia Funds Family concerning transactions for a Fund in securities or other investments, other than for purposes of complying with the conditions of Rule 12d3-1(a) and (b). With respect to a Fund with one or more investment sub-advisers in addition to the Sub-Adviser, the Sub-Adviser shall be limited to providing investment advice only with respect to the portion of the Fund’s assets as the Adviser may determine from time to time, and shall not consult with any other investment sub-adviser to the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions for the Fund in securities or other investments.

d)	Not make loans to any person for the purpose of purchasing or carrying Fund interests;

e)	Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Sub-Adviser. To the extent permitted by law, and consistent with its obligation to seek best execution, the Sub-Adviser may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Sub-Adviser determines in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser; and

f)	Adhere to the investment objective, strategies, policies and procedures of the Trust adopted on behalf of each Fund.

4. Confidentiality of Information. Each party agrees that it will treat confidentially all information provided by another party regarding such other party’s business and operations, including without limitation the investment activities or holdings of a Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

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6. Delivery of Documents. The Trust will provide the Sub-Adviser with copies, properly certified or authenticated, of each of the following:

a)	the Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware, and Declaration of Trust (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the “Declaration of Trust”);

b)	the Trust’s Bylaws, if any;

c)	the most recent prospectus(es) and statement(s) of additional information relating to each Fund (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the “Prospectus”); and

d)	any and all applicable policies and procedures approved by the Board.

The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8. Expenses of the Funds. Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Funds. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Fund service providers’ fees and expenses, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

9. Compensation. Except as otherwise provided herein, for the services provided to each Fund and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with Schedule I attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Fund with respect to compensation under this Agreement.

10. Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser or any of its officers, directors, employees or agents, in connection with the performance of their duties under this Agreement, from reckless disregard by it or its officers, directors, employees or agents of any of their obligations and duties under this Agreement or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by the Sub-Adviser or any of its officers, directors, employees or agents.

11. Term and Approval. This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Fund as of the date set forth on Schedule I when each such Fund is added thereto. The Agreement shall continue in effect for a Fund after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Fund at least annually:

a)	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

b)	by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

12. Termination. This Agreement may be terminated without payment of any penalty at any time by:

a)	the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the other parties to this Agreement; or

b)	the Adviser or the Sub-Adviser with respect to a Fund, upon sixty (60) days’ written notice to the other parties to this Agreement.

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Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

13. Code of Ethics. The Sub-Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

14. Insurance. The Sub-Adviser shall maintain for the term of this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

15. Representations and Warranties. Each party to this Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. The Sub-Adviser further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

16. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One Financial Center, Boston, Massachusetts, 02111, Attention: Secretary, that of the Adviser shall be [—], Attention: [—], and that of the Sub-Adviser shall be 1200 17th Street, Suite 1600, Denver, Colorado 80202, Attention: General Counsel. The Sub-Adviser agrees to promptly notify the Adviser and the Trust in writing of the occurrence of any event which could have a material impact on the performance of its duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the Sub-Adviser’s business activities; (iii) any event that would constitute a change in control of the Sub-Adviser; (iv) any change in the portfolio manager of a Fund; (v) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to any Fund; and (vi) any material violation of the Sub-Adviser’s code of ethics.

18. Release. The names “Columbia Funds Series Trust” and “Trustees of Columbia Funds Series Trust” refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust.

19. Miscellaneous. This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20. Governing Law. This Agreement shall be governed by, and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

22. Use of the Name “Marsico”. Sub-Adviser hereby consents to and grants a non-exclusive license for the use by the Trust to the phrase “Marsico Capital”, the identifying word “Marsico” in the name of the Funds and any logo or symbol authorized by the Sub-Adviser. Such consent is conditioned upon the Trust’s employment of Sub-Adviser or its affiliates as sub-investment adviser to the Funds. Sub-Adviser may from time to time use the phrase “Marsico Capital” or the identifying word “Marsico” or logos or symbols used by Sub-Adviser in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Sub-Adviser may require the Trust to cease using the phrase “Marsico Capital” or the identifying word “Marsico” in the name of the Funds or any logo or symbol authorized by Sub-Adviser if the Trust ceases to employ Sub-Adviser or an affiliate thereof as sub-investment adviser.

23. Use of the Name “Columbia Funds”. The Sub-Adviser agrees that it will not use the name “Columbia Funds”, any derivative thereof, or the name of the Adviser, the Trust or any Fund except in accordance with such policies and procedures as may be mutually agreed to in writing. The parties hereto agree that the Sub-Adviser shall be permitted to include in its promotional or marketing literature statements to the effect that it manages the portfolio investments of any Columbia Fund(s) with respect to which it serves as investment sub-adviser.

F2-4

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST
on behalf of the Funds

By:
J. Kevin Connaughton
President

RIVERSOURCE INVESTMENTS, LLC

By:
William F. Truscott
President and Chief Investment Officer

MARSICO CAPITAL MANAGEMENT, LLC

By:
[Christopher J. Marsico]
[President]

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SCHEDULE I

Specified International Funds

The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund set forth in the below table, computed daily and payable monthly at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia international equity funds or portions thereof sub-advised by the Sub-Adviser (“International Funds”)*:

Fund	Rate of Compensation	Effective Date
Columbia Marsico International Opportunities Fund	• 0.45% on aggregate assets of the International Funds up to $6 billion	[—]
• 0.40% on aggregate assets of the International Funds between $6 billion and $10 billion
• 0.35% on aggregate assets of the International Funds above $10 billion

Columbia Multi-Advisor International Equity Fund	• 0.45% on aggregate assets of the International Funds up to $6 billion	[—]
• 0.40% on aggregate assets of the International Funds between $6 billion and $10 billion
• 0.35% on aggregate assets of the International Funds above $10 billion

*	For purposes of this fee calculation, the assets sub-advised by the Sub-Adviser in the following Columbia Funds will be aggregated: (i) Columbia Marsico International Opportunities Fund; (ii) Columbia Multi-Advisor International Equity Fund; (iii) Columbia Marsico International Opportunities Fund, Variable Series; and (iv) any future Columbia international equity fund sub-advised by the Sub-Adviser which the Adviser and the Sub-Adviser mutually agree in writing.

*****

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Specified U.S. Funds

The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund set forth in the below table, computed daily and payable monthly at the annual rates listed below as a percentage of the aggregate average daily net assets of Columbia U.S. equity funds or portions thereof sub-advised by the Sub-Adviser (“U.S. Funds”)**:

Fund	Rate of Compensation	Effective Date
Columbia Marsico 21st Century Fund	• 0.45% on aggregate assets of the U.S. Funds up to $18 billion	[—]
• 0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion
• 0.35% on aggregate assets of the U.S. Funds above $21 billion

Columbia Marsico Focused Equities Fund	• 0.45% on aggregate assets of the U.S. Funds up to $18 billion	[—]
• 0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion
• 0.35% on aggregate assets of the U.S. Funds above $21 billion

Columbia Marsico Growth Fund	• 0.45% on aggregate assets of the U.S. Funds up to $18 billion	[—]
• 0.40% on aggregate assets of the U.S. Funds between $18 billion and $21 billion
• 0.35% on aggregate assets of the U.S. Funds above $21 billion

**

For purposes of this fee calculation, the assets sub-advised by the Sub-Adviser in the following Columbia Funds will be aggregated: (i) Columbia Marsico 21st Century Fund; (ii) Columbia Marsico Focused Equities Fund; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund, Variable Series; (v) Columbia Marsico Focused Equities Fund, Variable Series; (vi) Columbia Marsico Growth Fund; and (vii) any future Columbia U.S. equity fund sub-advised by the Sub-Adviser which the Adviser and the Sub-Adviser mutually agree in writing.

*****

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Other Funds

The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund set forth in the below table, computed daily and payable monthly at the annual rates listed below as a percentage of the aggregate average daily net assets of each such Fund:

Fund	Rate of Compensation	Effective Date
Columbia Marsico Global Fund	• 0.45% on aggregate assets of the Fund up to $1.5 billion	[—]
• 0.40% on aggregate assets of the Fund between $1.5 billion and $3 billion
• 0.35% on aggregate assets of the Fund above $3 billion

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Current as of the [—] day of [—],[—].

COLUMBIA FUNDS SERIES TRUST
on behalf of the Funds

By:

RIVERSOURCE INVESTMENTS, LLC

By:

MARSICO CAPITAL MANAGEMENT, LLC

By:

F2-9

II. Form of Proposed Subadvisory Agreement with MacKay Shields

INVESTMENT SUB-ADVISORY AGREEMENT

COLUMBIA FUNDS SERIES TRUST

THIS AGREEMENT is made as of [—], by and between [RIVERSOURCE INVESTMENTS, LLC], a [Minnesota limited liability company] (the “Adviser”), MACKAY SHIELDS LLC, a Delaware limited liability company (the “Sub-Adviser”), and COLUMBIA FUNDS SERIES TRUST, a Delaware statutory trust (the “Trust”), on behalf of those series of the Trust now or hereafter identified on Schedule I (each a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

WHEREAS, the Adviser and the Trust have entered into an investment management services agreement (the “Investment Management Services Agreement”), pursuant to which the Adviser manages the investment operations of each Fund and may delegate certain duties of the Adviser to one or more investment sub-adviser(s); and

WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (defined herein) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of the Funds;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of each Fund subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

2. Services of Sub-Adviser. The Sub-Adviser shall perform all services necessary for the management of the portfolio investments of each Fund, including but not limited to:

a)	Managing the investment and reinvestment of all assets, now or hereafter acquired by each Fund, including determining what securities and other investments are to be purchased or sold for each Fund and executing transactions accordingly;

b)	Transmitting trades to each Fund’s custodian for settlement in accordance with each Fund’s procedures and as may be directed by the Trust;

c)	Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

d)	Exercising or providing support to the Adviser or the Trust in conjunction with exercising voting rights, rights to consent to Fund action and any other rights pertaining to each Fund’s portfolio securities;

e)	Making recommendations to the Adviser and the Board with respect to Fund investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board or by the Adviser under authority delegated by the Board to the Adviser;

f)	Supplying reports, evaluations, analyses, statistical data and information to the Adviser, the Board or to the Funds’ officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

g)	Maintaining all books and records with respect to the investment decisions and securities transactions for each Fund required by applicable law;

h)	Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under the Investment Management Services Agreement or as the Board may reasonably request from time to time.

3. Responsibilities of Sub-Adviser. In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it will:

a)	Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting the Trust or a Fund issued thereunder;

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b)	Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

c)	The Sub-Adviser acknowledges that the Funds may engage in transactions with certain investment sub-advisers in the Columbia Funds Family (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other investment sub-adviser of a Columbia Fund in the Columbia Funds Family concerning transactions for a Fund in securities or other investments, other than for purposes of complying with the conditions of Rule 12d3-1(a) and (b). With respect to a Fund with one or more investment sub-advisers in addition to the Sub-Adviser, the Sub-Adviser shall be limited to providing investment advice only with respect to the portion of the Fund’s assets as the Adviser may determine from time to time, and shall not consult with any other investment sub-adviser to the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions for the Fund in securities or other investments.

d)	Not make loans to any person for the purpose of purchasing or carrying Fund shares;

e)	Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Sub-Adviser. To the extent permitted by law, and consistent with its obligation to seek best execution, the Sub-Adviser may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Sub-Adviser determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser;

f)	Adhere to the investment objective, strategies and policies and procedures of the Trust adopted on behalf of each Fund; and

g)	Meet the service level performance standards that the parties may agree to from time to time.

4. Confidentiality of Information. Each party agrees that it will treat confidentially all information provided by another party regarding such other party’s business and operations, including without limitation the investment activities or holdings of a Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

6. Delivery of Documents. The Trust will provide the Sub-Adviser with copies, properly certified or authenticated, of each of the following:

a)	the Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware, and Declaration of Trust (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the “Declaration of Trust”);

b)	the most recent prospectus(es) and statement(s) of additional information relating to each Fund (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the “Prospectus”); and

c)	any and all applicable policies and procedures approved by the Board.

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The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8. Expenses of the Funds. Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Funds. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Fund service providers’ fees and expenses, including those related to third party pricing of portfolio securities, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses directly incurred by it in connection with its services under this Agreement.

9. Compensation. Except as otherwise provided herein, for the services provided to each Fund and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with Schedule I attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Fund with respect to compensation under this Agreement. To the extent that the advisory fee that the Trust would be obligated to pay to the Adviser with respect to a Fund pursuant to the Investment Management Services Agreement is reduced or reimbursed, the fee that the Sub-Adviser would otherwise receive pursuant to this Agreement shall be reduced or reimbursed proportionately.

10. Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser or any of its officers, directors or employees, in connection with the performance of their duties under this Agreement, from reckless disregard by it or its officers, directors or employees of any of their obligations and duties under this Agreement, or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by the Sub-Adviser or any of its officers, directors or employees.

11. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Funds and the Adviser from and against any and all direct or indirect claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser or any of its officers, directors or employees, in connection with the performance of their duties under this Agreement, from reckless disregard by it or its officers, directors or employees of any of their obligations and duties under this Agreement, or resulting from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by the Sub-Adviser or any of its officers, directors or employees; provided, however, that the Sub-Adviser shall not be required to indemnify or otherwise hold the Funds or the Adviser harmless under this Section 11 where the claim against, or the loss, liability or damage experienced by the Funds or the Adviser, is caused by or is otherwise directly related to the Funds’ or the Adviser’s own willful misfeasance, bad faith or negligence, or to the reckless disregard by the Funds or the Adviser of their duties under this Agreement.

12. Term and Approval. This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Fund as of the date set forth on Schedule I when each such Fund is added thereto. The Agreement shall continue in effect for a Fund after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Fund at least annually:

a)	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

b)	by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

13. Termination. This Agreement may be terminated without payment of any penalty at any time by:

a)	the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the other parties to this Agreement; or

b)	the Adviser or the Sub-Adviser with respect to a Fund, upon sixty (60) days’ written notice to the other parties to this Agreement.

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Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

14. Code of Ethics. The Sub-Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

15. Insurance. The Sub-Adviser shall maintain for the term of this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

16. Representations and Warranties. Each party to this Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. The Sub-Adviser further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

17. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One Financial Center, Boston, Massachusetts, 02111, Attention: Secretary, that of the Adviser shall be [—], Attention: [—] and that of the Sub-Adviser shall be MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, Attention: General Counsel. The Sub-Adviser agrees to promptly notify the Adviser and the Trust in writing of the occurrence of any event which could have a material impact on the performance of its duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the Sub-Adviser’s business activities; (iii) any event that would constitute a change in control of the Sub-Adviser; (iv) any change in the portfolio manager or portfolio management team of a Fund; (v) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to any Fund; and (vi) any material violation of the Sub-Adviser’s code of ethics.

19. Release. The names “Columbia Funds Series Trust” and “Trustees of Columbia Funds Series Trust” refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust.

20. Miscellaneous. This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

21. Governing Law. This Agreement shall be governed by, and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Use of the Name “Columbia Funds”. The Sub-Adviser agrees that it will not use the name “Columbia Funds”, any derivative thereof, or the name of the Adviser, the Trust or any Fund except in accordance with such policies and procedures as may be mutually agreed to in writing.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST
on behalf of the Funds

By:
J. Kevin Connaughton
President

RIVERSOURCE INVESTMENTS, LLC

By:
William F. Truscott
President and Chief Investment Officer

MACKAY SHIELDS LLC

By:
[Lucille Protas]
[Senior Managing Director]

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SCHEDULE I

The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Fund:

Fund	Rate of Compensation	Effective Date
Columbia High Income Fund	• 0.40% of average daily net assets up to and including $100 million	[—]

• 0.375% of average daily net assets in excess of $100 million and up to and including $200 million

• 0.35% of average daily net assets in excess of $200 million

Current as of the [—]th day of [—],[—].

COLUMBIA FUNDS SERIES TRUST on behalf of the Funds

By:

RIVERSOURCE INVESTMENTS, LLC

By:

MACKAY SHIELDS LLC

By:

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III. Form of Proposed Subadvisory Agreement with Brandes

INVESTMENT SUB-ADVISORY AGREEMENT

COLUMBIA FUNDS SERIES TRUST

THIS AGREEMENT is made as of [—] by and between [RIVERSOURCE INVESTMENTS, LLC], a [Minnesota limited liability company] (the “Adviser”), BRANDES INVESTMENT PARTNERS, L.P, a Delaware limited partnership (the “Sub-Adviser”), and COLUMBIA FUNDS SERIES TRUST, a Delaware statutory trust (the “Trust”), on behalf of those series of the Trust now or hereafter identified on Schedule I (each a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

WHEREAS, the Adviser and the Trust have entered into an investment management services agreement (the “Investment Management Services Agreement”), pursuant to which the Adviser manages the investment operations of each Fund and may delegate certain duties of the Adviser to one or more investment sub-adviser(s); and

WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” (defined herein) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of the Funds;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of each Fund subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

2. Services of Sub-Adviser. The Sub-Adviser shall perform all services necessary for the management of the portfolio investments of each Fund, including but not limited to:

a)	Managing, in its discretion, the investment and reinvestment of all assets, now or hereafter acquired by each Fund, including determining what securities and other investments are to be purchased or sold for each Fund and executing transactions accordingly;

b)	Transmitting trades to each Fund’s custodian for settlement in accordance with each Fund’s procedures and as may be directed by the Trust;

c)	Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

d)	Exercising or providing support to the Adviser or the Trust in conjunction with exercising voting rights, rights to consent to Fund action and any other rights pertaining to each Fund’s portfolio securities; provided, however, that any such exercises shall be subject to any policies, procedures or directives approved by the Board and provided to the Sub-Adviser;

e)	Attending and participating in discussions and meetings with the Adviser with respect to Fund investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board or by the Adviser under authority delegated by the Board to the Adviser and provided to the Sub-Adviser;

f)	Supplying reports, evaluations, analyses, statistical data and information to the Adviser, the Board or to the Funds’ officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

g)	Maintaining all required books and records with respect to the investment decisions and securities transactions for each Fund;

h)	Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under the Investment Management Services Agreement or as the Board may reasonably request from time to time.

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3. Responsibilities of Sub-Adviser. In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it will:

a)	Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting the Trust or a Fund issued thereunder;

b)	Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

c)	The Sub-Adviser acknowledges that the Funds may engage in transactions with certain investment sub-advisers in the Columbia Funds Family (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other investment sub-adviser of a Columbia Fund in the Columbia Funds Family concerning transactions for a Fund in securities or other investments, other than for purposes of complying with the conditions of Rule 12d3-1(a) and (b). With respect to a Fund with one or more investment sub-advisers in addition to the Sub-Adviser, the Sub-Adviser shall be limited to providing investment advice only with respect to the portion of the Fund’s assets as the Adviser may determine from time to time, and shall not consult with any other investment sub-adviser to the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions for the Fund in securities or other investments.

d)	Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer (including any broker or dealer affiliated with the Trust, the Adviser or any of their affiliates; with listings of such affiliated brokers and dealers to be provided to the Sub-Adviser by the Adviser on an annual basis, and more frequently as changes occur). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Sub-Adviser. To the extent permitted by law, and consistent with its obligation to seek best execution, the Sub-Adviser may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Sub-Adviser determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser; and

e)	Adhere to the investment objective, strategies and policies and procedures of the Trust adopted on behalf of each Fund including, but not limited to, those stated in each of their prospectuses and statements of additional information.

4. Confidentiality of Information. Each party agrees that it will treat confidentially all information provided by another party regarding such other party’s business and operations which is not generally known by third parties nor otherwise generally disclosed publicly by such other party, including without limitation the investment activities or holdings of a Fund, except as is otherwise mutually agreed upon by the parties. Each party agrees that it will not unreasonably withhold its agreement to disclosure of investment activities or holdings. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through disclosure by the party about whom the information relates or becomes public without any wrongful act of the party providing such information or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or by applicable law or regulation.

5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

6. Delivery of Documents. The Trust will provide the Sub-Adviser with copies, properly certified or authenticated, of each of the following:

a)	the Trust’s Certificate of Trust, as filed with the Secretary of State of Delaware, and Declaration of Trust (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the “Declaration of Trust”);

b)	the Trust’s Bylaws, if any;

F2-17

c)	the most recent prospectus(es) and statement(s) of additional information relating to each Fund (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the “Prospectus”); and

d)	any and all applicable policies and procedures approved by the Board.

The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it under this Agreement.

8. Expenses of the Funds. Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Funds. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Fund service providers’ fees and expenses, expenses relating to the issue, sale (including any sales loads), redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

9. Compensation. Except as otherwise provided herein, for the services provided to each Fund and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with Schedule I attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Fund with respect to compensation under this Agreement.

10. Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Adviser or the Trust for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11. Term and Approval. This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Fund as of the date set forth on Schedule I when each such Fund is added thereto. The Agreement shall continue in effect for a Fund after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Fund at least annually:

a)	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

b)	by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

12. Termination. This Agreement may be terminated without payment of any penalty at any time by:

a)	the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the other parties to this Agreement; or

b)	the Adviser or the Sub-Adviser with respect to a Fund, upon sixty(60) days’ written notice to the other parties to this Agreement.

Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

13. Code of Ethics. The Sub-Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

F2-18

14. Insurance. The Sub-Adviser shall maintain for the term of this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

15. Representations and Warranties. Each party to this Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. The Sub-Adviser further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

16. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One Financial Center, Boston, Massachusetts, 02111, Attention: Secretary, that of the Adviser shall be [—], Attention: [—], and that of the Sub-Adviser shall be Brandes Investment Partners, L.P., 11988 El Camino Real, San Diego, California 92130, Attention: General Counsel. The Sub-Adviser agrees to promptly notify the Adviser and the Trust, and the Adviser and the Trust agree to notify the Sub-Adviser, in writing of the occurrence of any event which could have a material impact on the performance of another party’s duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Adviser or the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the notifying party’s business activities; (iii) any event that would constitute a change in control of the notifying party; (iv) any change in the portfolio manager or portfolio management team of a Fund; (v) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to any Fund; and (vi) any material violation of the notifying party’s code of ethics.

18. Release. The names “Columbia Funds Series Trust” and “Trustees of Columbia Funds Series Trust” refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or shareholder shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust. Nothing in this Section 18 shall be deemed to limit the liabilities to which a Trustee, officer or shareholder of the Trust may be subject under applicable law arising from such person’s own wrongful conduct.

19. Miscellaneous. This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20. Governing Law. This Agreement shall be governed by, and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

22. Use of the Name “Columbia Funds”. The Sub-Adviser agrees that it will not use the name “Columbia Funds”, any derivative thereof, or the name of the Adviser, the Trust or any Fund except in accordance with such policies and procedures as may be mutually agreed to in writing.

F2-19

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST
on behalf of the Funds

By:
J. Kevin Connaughton
President

RIVERSOURCE INVESTMENTS, LLC

By:
William F. Truscott
President and Chief Investment Officer

BRANDES INVESTMENT PARTNERS, L.P.

By:
[Glenn R. Carlson]
[Chief Executive Officer]

F2-20

SCHEDULE I

The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Fund:

Fund	Rate of Compensation	Effective Date
Columbia Global Value Fund	0.50% of the first $1,000,000,000 in assets; 0.45% of assets in excess of $1,000,000,000	[—]

Current as of the [—] day of [—],[—].

COLUMBIA FUNDS SERIES TRUST
on behalf of the Funds

By:

RIVERSOURCE INVESTMENTS, LLC

By:

BRANDES INVESTMENT PARTNERS, L.P.

By:

F2-21

APPENDIX G

Fee Rates Payable Under the Current and Proposed Advisory Agreements and

Current and Proposed Subadvisory Agreements

The following table shows each Fund’s contractual advisory fee rate payable to Columbia under the Current Advisory Agreement and the contractual advisory fee rate that would be payable to RiverSource under the Proposed Advisory Agreement. The advisory fee rate payable to Columbia under each Current Advisory Agreement is identical to the fee rate that would be payable to RiverSource under the corresponding Proposed Advisory Agreement.

Fund	Current Fee [1]	Proposed Fee

Columbia Asset Allocation Fund II	0.60%	Same

Columbia California Intermediate Municipal Bond Fund	First $500 million: 0.40%	Same
In excess of $500 million and up to $1 billion: 0.35%
In excess of $1 billion and up to $1.5 billion: 0.32%
In excess of $1.5 billion and up to $3 billion: 0.29%
In excess of $3 billion and up to $6 billion: 0.28%
In excess of $6 billion: 0.27%

Columbia Convertible Securities Fund	First $500 million: 0.65%	Same
In excess of $500 million and up to $1 billion: 0.60%
In excess of $1 billion and up to $1.5 billion: 0.55%
In excess of $1.5 billion: 0.50%

Columbia Georgia Intermediate Municipal Bond Fund	First $500 million: 0.40%	Same
In excess of $500 million and up to $1 billion: 0.35%

Columbia Global Value Fund	In excess of $1 billion and up to $1.5 billion: 0.32%
In excess of $1.5 billion and up to $3 billion: 0.29%
In excess of $3 billion and up to $6 billion: 0.28%
In excess of $6 billion: 0.27%

Columbia Global Value Fund	First $500 million: 0.90%	Same
In excess of $500 million and up to $1 billion: 0.85%
In excess of $1 billion and up to $1.5 billion: 0.80%
In excess of $1.5 billion and up to $3 billion: 0.75%
In excess of $3 billion and up to $6 billion: 0.73%
In excess of $6 billion: 0.71%

Columbia High Income Fund	First $500 million: 0.55%	Same
In excess of $500 million and up to $1 billion: 0.52%
In excess of $1 billion and up to $1.5 billion: 0.49%
In excess of $1.5 billion: 0.46%

1	Based on average daily net assets.

Fund	Current Fee [1]	Proposed Fee

Columbia International Value Fund[2]

First $500 million: 0.85%

In excess of $500 million and up to $1 billion: 0.80%

In excess of $1 billion and up to $1.5 billion: 0.75%

In excess of $1.5 billion and up to $3 billion: 0.70%

In excess of $3 billion and up to $6 billion: 0.68%

In excess of $6 billion: 0.66%

Same

Columbia Large Cap Core Fund	First $500 million: 0.60%	Same
In excess of $500 million and up to $1 billion: 0.55%
In excess of $1 billion and up to $1.5 billion: 0.50%
In excess of $1.5 billion and up to $3 billion: 0.45%
In excess of $3 billion and up to $6 billion: 0.43%
In excess of $6 billion: 0.41%

Columbia Large Cap Enhanced Core Fund	First $500 million: 0.35%	Same
In excess of $500 million and up to $1 billion: 0.30%
In excess of $1 billion and up to $1.5 billion: 0.25%
In excess of $1.5 billion and up to $3 billion: 0.20%
In excess of $3 billion and up to $6 billion: 0.18%
In excess of $6 billion: 0.16%

Columbia Large Cap Index Fund	0.10%	Same

Columbia Large Cap Value Fund	First $500 million: 0.60%	Same
In excess of $500 million and up to $1 billion: 0.55%
In excess of $1 billion and up to $1.5 billion: 0.50%
In excess of $1.5 billion and up to $3 billion: 0.45%
In excess of $3 billion and up to $6 billion: 0.43%
In excess of $6 billion: 0.41%

Columbia Marsico 21st Century Fund	First $500 million: 0.75%	Same
In excess of $500 million and up to $1 billion: 0.70%
In excess of $1 billion and up to $1.5 billion: 0.65%
In excess of $1.5 billion and up to $3 billion: 0.60%
In excess of $3 billion and up to $6 billion: 0.58%
In excess of $6 billion: 0.56%

1	Based on average daily net assets.
2	As is described in the Joint Proxy Statement, investment advisory fees are paid at the Master Portfolio-level.

Fund	Current Fee [1]	Proposed Fee

Columbia Marsico Focused Equities Fund	First $500 million: 0.75%	Same
	In excess of $500 million and up to $1 billion: 0.70%
	In excess of $1 billion and up to $1.5 billion: 0.65%
	In excess of $1.5 billion and up to $3 billion: 0.60%
	In excess of $3 billion and up to $6 billion: 0.58%
	In excess of $6 billion: 0.56%

Columbia Marsico Global Fund	0.80%	Same

Columbia Marsico Growth Fund	First $500 million: 0.75%	Same
	In excess of $500 million and up to $1 billion: 0.70%
	In excess of $1 billion and up to $1.5 billion: 0.65%
	In excess of $1.5 billion and up to $3 billion: 0.60%
	In excess of $3 billion and up to $6 billion: 0.58%
	In excess of $6 billion: 0.56%

Columbia Marsico International Opportunities Fund	0.80%	Same

Columbia Maryland Intermediate Municipal Bond Fund	First $500 million: 0.40%	Same
	In excess of $500 million and up to $1 billion: 0.35%
	In excess of $1 billion and up to $1.5 billion: 0.32%
	In excess of $1.5 billion and up to $3 billion: 0.29%
	In excess of $3 billion and up to $6 billion: 0.28%
	In excess of $6 billion: 0.27%

Columbia Mid Cap Index Fund	0.10%	Same

1	Based on average daily net assets.

Fund	Current Fee [1]	Proposed Fee

Columbia Mid Cap Value Fund	First $500 million: 0.65%	Same
In excess of $500 million and up to $1 billion: 0.60%
In excess of $1 billion and up to $1.5 billion: 0.55%
In excess of $1.5 billion: 0.50%

Columbia Multi-Advisor International Equity Fund	First $500 million: 0.70%	Same
In excess of $500 million and up to $1 billion: 0.65%
In excess of $1 billion and up to $1.5 billion: 0.60%
In excess of $1.5 billion and up to $3 billion: 0.55%
In excess of $3 billion and up to $6 billion: 0.53%
In excess of $6 billion: 0.51%

Columbia Overseas Value Fund	0.82%	Same

Columbia North Carolina Intermediate Municipal Bond Fund	First $500 million: 0.40%	Same
In excess of $500 million and up to $1 billion: 0.35%
In excess of $1 billion and up to $1.5 billion: 0.32%
In excess of $1.5 billion and up to $3 billion: 0.29%
In excess of $3 billion and up to $6 billion: 0.28%
In excess of $6 billion: 0.27%

Columbia Short Term Bond Fund	0.30%	Same

Columbia Short Term Municipal Bond Fund	First $500 million: 0.30%	Same
In excess of $500 million: 0.25%

1	Based on average daily net assets.

Fund	Current Fee [1]	Proposed Fee

Columbia Small Cap Growth Fund II	First $500 million: 0.70%	Same
In excess of $500 million and up to $1 billion: 0.65%
In excess of $1 billion: 0.60%

Columbia Small Cap Index Fund	0.10%	Same

Columbia Small Cap Value Fund II	First $500 million: 0.70%	Same
In excess of $500 million and up to $1 billion: 0.65%
In excess of $1 billion: 0.60%

Columbia South Carolina Intermediate Municipal Bond Fund	First $500 million: 0.40%	Same
In excess of $500 million and up to $1 billion: 0.35%
In excess of $1 billion and up to $1.5 billion: 0.32%
In excess of $1.5 billion and up to $3 billion: 0.29%
In excess of $3 billion and up to $6 billion: 0.28%
In excess of $6 billion: 0.27%

Columbia Total Return Bond Fund	First $500 million: 0.40%	Same
In excess of $500 million and up to $1 billion: 0.35%
In excess of $1 billion and up to $1.5 billion: 0.32%
In excess of $1.5 billion and up to $3 billion: 0.29%
In excess of $3 billion and up to $6 billion: 0.28%
In excess of $6 billion: 0.27%

Columbia Virginia Intermediate Municipal Bond Fund	First $500 million: 0.40%	Same
In excess of $500 million and up to $1 billion: 0.35%
In excess of $1 billion and up to $1.5 billion: 0.32%
In excess of $1.5 billion and up to $3 billion: 0.29%
In excess of $3 billion and up to $6 billion: 0.28%
In excess of $6 billion: 0.27%

1	Based on average daily net assets.

Fund	Current Fee [1]	Proposed Fee

Corporate Bond Portfolio	0.00%	Same

Mortgage- and Asset-Backed Portfolio	0.00%	Same

Columbia LifeGoal Balanced Growth Portfolio	0.25%	Same

Columbia LifeGoal Growth Portfolio	0.25%	Same

Columbia LifeGoal Income and Growth Portfolio	0.25%	Same

Columbia LifeGoal Income Portfolio	For assets invested in other Underlying Funds: 0.00%	Same
	For all other assets: 0.50%

Columbia Masters International Equity Portfolio	0.00%	Same

Columbia Retirement 2005 Portfolio	0.00%	Same

Columbia Retirement 2010 Portfolio	0.00%	Same

Columbia Retirement 2015 Portfolio	0.00%	Same

Columbia Retirement 2020 Portfolio	0.00%	Same

Columbia Retirement 2025 Portfolio	0.00%	Same

Columbia Retirement 2030 Portfolio	0.00%	Same

Columbia Retirement 2035 Portfolio	0.00%	Same

Columbia Retirement 2040 Portfolio	0.00%	Same

1	Based on average daily net assets.

Fee Rates Payable to the Subadvisers by Columbia under each Current Subadvisory

Agreement and Proposed Subadvisory Agreement

Subadvised Fund	Subadviser	Subadvisory Fee	Proposed Fee

Columbia Marsico 21st Century Fund	Marsico Capital

On aggregate assets of the U.S. Funds up to $18 billion: 0.45%

On aggregate assets of the U.S. Funds in excess of $18 billion and up to $21 billion: 0.40%

On aggregate assets of the U.S. Funds in excess of $21 billion: 0.35%

Same

Columbia Marsico Focused Equities Fund	Marsico Capital

On aggregate assets of the U.S. Funds up to $18 billion: 0.45%

On aggregate assets of the U.S. Funds in excess of $18 billion and up to $21 billion: 0.40%

On aggregate assets of the U.S. Funds in excess of $21 billion: 0.35%

Same

Columbia Marsico Global Fund	Marsico Capital

On aggregate assets of the Fund up to $1.5 billion: 0.45%

On aggregate assets of the Fund in excess of $1.5 billion and up to $3 billion: 0.40%

On aggregate assets of the Fund in excess of $3 billion: 0.35%

Same

Columbia Marsico Growth Fund	Marsico Capital

On aggregate assets of the U.S. Funds up to $18 billion: 0.45%

On aggregate assets of the U.S. Funds in excess of $18 billion and up to $21 billion: 0.40%

On aggregate assets of the U.S. Funds in excess of $21 billion: 0.35%

Same

Columbia Marsico International Opportunities Fund	Marsico Capital

On aggregate assets of the International Funds up to $6 billion: 0.45%

On aggregate assets of the International Funds in excess of $6 billion and up to $10 billion: 0.40%

On aggregate assets of the International Funds in excess of $10 billion: 0.35%

Same

Columbia Multi-Advisor International Equity Fund	Marsico Capital

On aggregate assets of the International Funds up to $6 billion: 0.45%

On aggregate assets of the International Funds in excess of $6 billion and up to $10 billion: 0.40%

On aggregate assets of the International Funds in excess of $10 billion: 0.35%

Same

Columbia High Income Fund	MacKay Shields	First $100 million: 0.40% In excess of $100 million and up to $200 million: 0.375% In excess of $200 million: 0.35%	Same

Columbia Global Value Fund	Brandes	First $1 billion: 0.50% In excess of $1 billion: 0.45%	Same

Columbia International Value Fund[1]	Brandes	0.50%	Same

1	As is described in the Joint Proxy Statement, investment subadvisory fees are paid at the Master Portfolio-level.

APPENDIX H

Amounts Paid by Each Fund to Columbia and Affiliates

The following table indicates amounts paid by each Fund to Columbia or an affiliate of Columbia and fees reimbursed or waived by Columbia during the Fund’s last fiscal year, except as otherwise indicated:

Fund	Management Fees[1] ($)	Fees Reimbursed or Waived by Columbia ($)	Distribution and/or Service Fees ($)	Transfer Agent Fees ($)	Fiscal Year Ended

Columbia Asset Allocation Fund II	692,791	0	247,553	178,602	3/31/2009

Columbia California Intermediate Municipal Bond Fund	1,160,148	299,298	57,565	12,544	3/31/2009

Columbia Convertible Securities Fund	4,590,249	0	1,367,300	718,293	2/28/2009

Columbia Georgia Intermediate Municipal Bond Fund	641,836	212,433	69,577	10,036	3/31/2009

Columbia Global Value Fund	1,656,607	0	795,490	236,745	2/28/2009

Columbia High Income Fund	5,222,534	0	932,290	756,665	3/31/2009

Columbia International Value Fund	3,627,490	0	2,783,317	2,229,374	2/28/2009

Columbia Large Cap Core Fund	8,907,961	0	458,171	1,798,737	2/28/2009

Columbia Large Cap Enhanced Core Fund	3,152,524	431,216	36,055	103,499	2/28/2009

Columbia Large Cap Index Fund	4,484,877	1,330,267	399,768	0	2/28/2009

Columbia Large Cap Value Fund	18,540,397	200,002	5,642,037	4,875,119	2/28/2009

Columbia Marsico 21st Century Fund	56,727,914	415,508	24,043,805	11,226,971	2/28/2009

1	Fees paid to Columbia as investment adviser and administrator.

Fund	Management Fees[1] ($)	Fees Reimbursed or Waived by Columbia ($)	Distribution and/or Service Fees ($)	Transfer Agent Fees ($)	Fiscal Year Ended

Columbia Marsico Focused Equities Fund	33,292,646	224,668	20,677,538	6,553,766	2/28/2009

Columbia Marsico Global Fund	30,317	272,206	16,232	11,896	2/28/2009

Columbia Marsico Growth Fund	14,369,549	0	14,205,283	7,199,191	2/28/2009

Columbia Marsico International Opportunities Fund	24,768,632	0	2,208,698	4,261,182	2/28/2009

Columbia Maryland Intermediate Municipal Bond Fund	815,027	239,429	102,040	14,173	3/31/2009

Columbia Mid Cap Index Fund	3,208,176	1,688,994	192,419	138,552	2/28/2009

Columbia Mid Cap Value Fund	28,854,395	0	8,427,013	7,211,488	2/28/2009

Columbia Multi-Advisor International Equity Fund	16,104,706	0	131,772	3,134,146	2/28/2009

Columbia Overseas Value Fund	59,187	208,317	0	525	2/28/2009

Columbia North Carolina Intermediate Municipal Bond Fund	956,276	259,156	113,307	16,229	3/31/2009

Columbia Short Term Bond Fund	5,166,770	463,357	582,704	638,703	3/31/2009

Columbia Short Term Municipal Bond Fund	3,334,756	602,386	410,053	62,904	3/31/2009

1	Fees paid to Columbia as investment adviser and administrator.

Fund	Management Fees[1] ($)	Fees Reimbursed or Waived by Columbia ($)	Distribution and/or Service Fees ($)	Transfer Agent Fees ($)	Fiscal Year Ended

Columbia Small Cap Growth Fund II	3,194,353	0	480,683	731,527	2/28/2009

Columbia Small Cap Index Fund	2,324,375	0	111,098	0	2/28/2009

Columbia Small Cap Value Fund II	9,851,269	0	1,533,979	1,848,111	2/28/2009

Columbia South Carolina Intermediate Municipal Bond Fund	1,074,296	267,234	124,256	11,155	3/31/2009

Columbia Total Return Bond Fund	7,401,894	0	136,502	1,003,556	3/31/2009

Columbia Virginia Intermediate Municipal Bond Fund	1,729,805	367,033	154,942	20,962	3/31/2009

Corporate Bond Portfolio	0	0	0	0	3/31/2009

Mortgage- and Asset-Backed Portfolio	0	0	0	0	3/31/2009

Columbia LifeGoal Balanced Growth Portfolio	1,479,159	0	3,729,338	0	3/31/2009

Columbia LifeGoal Growth Portfolio	1,008,735	0	2,353,281	0	3/31/2009

Columbia LifeGoal Income and Growth Portfolio	362,391	0	896,797	0	3/31/2009

Columbia LifeGoal Income Portfolio	54,969	118,659	157,163	26,374	3/31/2009

Columbia Masters International Equity Portfolio	0	0	463,130	228,566	3/31/2009

1	Fees paid to Columbia as investment adviser and administrator.

Fund	Management Fees[1] ($)	Fees Reimbursed or Waived by Columbia ($)	Distribution and/or Service Fees ($)	Transfer Agent Fees ($)	Fiscal Year Ended

Columbia Retirement 2005 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

Columbia Retirement 2010 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

Columbia Retirement 2015 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

Columbia Retirement 2020 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

Columbia Retirement 2025 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

Columbia Retirement 2030 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

Columbia Retirement 2035 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

Columbia Retirement 2040 Portfolio	[—]	[—]	[—]	[—]	10/31/2009

1	Fees paid to Columbia as investment adviser and administrator.

Amounts Paid by Columbia to Marsico Capital Management, LLC

The following table indicates amounts paid (after waivers and reimbursements, if any) by Columbia to Marsico Capital in respect of the Funds listed below for each Fund’s most recent fiscal year (ended February 28, 2009):

Fund	Fees Paid ($)
Columbia Marsico 21st Century Fund	30,553,834

Columbia Marsico Focused Equities Fund	17,405,934

Columbia Marsico Global Fund	17,043

Columbia Marsico Growth Fund	23,371,676

Columbia Marsico International Opportunities Fund	10,955,978

Columbia Multi-Advisor International Equity Fund	4,836,093

Amounts Paid by Columbia to MacKay Shields LLC

The following table indicates amounts paid (after waivers and reimbursements, if any) by Columbia to MacKay Shields in respect of the Fund listed below for the Fund’s most recent fiscal year (ended March 31, 2009):

Fund	Fees Paid ($)
Columbia High Income Fund	2,508,574

Amounts Paid by Columbia to Brandes Investment Partners, L.P.

The following table indicates amounts paid (after waivers and reimbursements, if any) by Columbia to Brandes in respect of the Funds listed below for each Fund’s most recent fiscal year (February 28, 2009):

Fund	Fees Paid ($)
Columbia Global Value Fund	799,901

Columbia International Value Fund	12,462,818

APPENDIX I

Share Ownership of Trustees and Nominees

Beneficial Ownership of Equity Securities by the Trustees and Nominees in the Funds and in Family of Investment Companies

The tables below show the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all funds in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each Trustee and Nominee as of September 30, 2009 (unless otherwise indicated).

Share Ownership of Nominees

	Independent Trustees						Interested Trustee
Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak	Anthony M. Santomero
Columbia Asset Allocation Fund II	$0	$0	$0	$0	$0	$0	$0
Columbia California Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Convertible Securities Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Georgia Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Global Value Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Columbia High Income Fund	$0	$0	$0	$0	$0	$0	$0
Columbia International Value Fund	$0	Over $100,000	$0	$0	$0	$0	$0
Columbia Large Cap Core Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Columbia Large Cap Enhanced Core Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Large Cap Index Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Large Cap Value Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Marsico 21st Century Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Marsico Focused Equities Fund	$1-$10,000	$50,001-$100,000	$0	$0	$0	$0	$0
Columbia Marsico Global Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Marsico Growth Fund	$0	$50,001-$100,000	$0	$0	$0	$0	$0
Columbia Marsico International Opportunities Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Maryland Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Mid Cap Index Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Mid Cap Value Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Multi-Advisor International Equity Fund	$0	$0	$0	$0	$0	$0	$0

	Independent Trustees						Interested Trustee
Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak	Anthony M. Santomero
Columbia Overseas Value Fund	$0	$0	$0	$0	$0	$0	$0
Columbia North Carolina Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Short Term Bond Fund	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Columbia Short Term Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Small Cap Growth Fund II	$1-$10,000	$50,001-$100,000	$0	$0	$0	$0	$0
Columbia Small Cap Index Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Small Cap Value Fund II	$1-$10,000	$0	$0	$0	$0	$0	$0
Columbia South Carolina Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Total Return Bond Fund	$0	$0	$0	$0	$0	$0	$0
Columbia Virginia Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0
Corporate Bond Portfolio	$0	$0	$0	$0	$0	$0	$0
Mortgage- and Asset-Backed Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia LifeGoal Balanced Growth Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia LifeGoal Growth Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia LifeGoal Income and Growth Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia LifeGoal Income Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Masters International Equity Portfolio	$0	$0	$0	$0	$0	$0	$0

	Independent Trustees						Interested Trustee
Fund	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak	Anthony M. Santomero
Columbia Retirement 2005 Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement 2010 Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement 2015 Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement 2020 Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement 2025 Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement 2030 Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement 2035 Portfolio	$0	$0	$0	$0	$0	$0	$0
Columbia Retirement 2040 Portfolio	$0	$0	$0	$0	$0	$0	$0

	Independent Trustees						Interested Trustee
	Edward J. Boudreau, Jr.	William P. Carmichael	Minor M. Shaw	R. Glenn Hilliard	William A. Hawkins	John J. Nagorniak	Anthony M. Santomero
Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees or Nominee in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	$0	$0	$50,001- $100,000	Over $100,000

APPENDIX J

GOVERNANCE COMMITTEES CHARTER

1.	Membership. The governance committees (each, a “Governance Committee” and collectively, the “Governance Committees”) of the Boards of Trustees (the “Boards”) of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust I and Banc of America Funds Trust (each, a “Fund Company” and collectively, the “Fund Companies”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any Fund Company’s series (each, a “Fund” and collectively, the “Funds”), or any Fund’s investment adviser or principal underwriter (the “Independent Trustees”).

Each Board shall designate the members of its Governance Committee and shall either designate the Chairman or approve the method of selecting the Chairman. Each Governance Committee may include advisory members and/or “ex officio” members, who shall be entitled to participate in all meetings but shall not be entitled to vote with respect to matters considered by such Governance Committee. Unless the Chairman of a Fund Company’s Board is designated as a full member of that Board’s Governance Committee, the Chairman of the Board shall be an ex officio member of that Governance Committee.

2.	Purpose. Each Governance Committee has been established to make recommendations to its Board on issues related to the Independent Trustees and the composition and operation of the Board and to assume the duties, responsibilities and functions of the Board’s pre-existing Nominating Committee together with such additional duties, responsibilities and functions as are delegated to it from time to time.

The primary responsibilities of each Governance Committee include:

(a)	generally overseeing issues of corporate governance of the Fund Companies;

(b)	nominating Independent Trustees;

(c)	addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or sub-adviser or any control affiliate thereof (“Unaffiliated Trustees”), including deferred compensation and retirement policies; and

(d)	evaluating its Board and the Board’s committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively. Each Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3.	Specific Responsibilities and Powers. Each Governance Committee has the responsibility and power to:

(a)	consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Trustee vacancies, taking into consideration, among other factors that each Governance Committee may determine in its sole judgment, any or all of the following attributes: leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint. In considering candidates, each Board and its Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

(b)	periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Trustees;

(c)	identify and evaluate Independent Trustee candidates according to the relevant criteria;

(d)

consider candidates submitted by shareholders or from other sources as it deems appropriate. Each Governance Committee shall be solely responsible for the selection and recommendation of candidates to its Board. Any recommendation should be submitted to Columbia Funds, c/o Secretary, at the principal address shown on its registration statement. Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the

J-1

Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In the case of any Fund Company holding a meeting of shareholders for the election of Trustees, shareholder submissions will be considered for inclusion in the Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Fund Company’s Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation;

(e)	periodically review and make recommendations to its full Board regarding Unaffiliated Trustee compensation;

(f)	initiate, oversee and recommend changes to retirement and deferred compensation plans for its Unaffiliated Trustees;

(g)	consider, oversee and implement any evaluation process of its Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Governance Committee and the general deliberative process of the Board, including information flow;

(h)	report its activities to its full Board and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate; and

(i)	establish, arrange for and coordinate the participation in, new Trustee orientation and continuing education or information programs for Trustees, as they deem appropriate. Any related costs shall be borne by the Funds.

(j)	evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to address matters relating to such engagement as the Committee deems appropriate.

4.	Procedural Matters.

(a)	Each Governance Committee shall meet as often as it deems necessary. Each Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to each such Governance Committee as it may consider appropriate.

(b)	Each Governance Committee shall conduct an annual self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to its full Board. Each Governance Committee shall have such further responsibilities as are given to it from time to time by the Board. Each Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Company and to the Independent Trustees as to legal or regulatory developments affecting their responsibilities.

(c)	Each Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds. Each Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fee and other retention terms.

Adopted: August 24, 2000

Last Amended: February 25, 2009

J-2

APPENDIX K

Executive Officer Information

Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current executive officers of each Fund is shown below. The address of each officer is One Financial Center, Boston, MA 02111.

The following officers are executive officers of each Fund.

Columbia Funds Series Trust

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, October 2003 – May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Julie B. Lyman (Born 1970)	Vice President	2009	Assistant General Counsel, Bank of America since October 2009 and from October 2006 through May 2009; Managing Director of the Advisor from May 2009 through October 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006.

Jeffrey R. Coleman (Born 1969)	Treasurer	2009	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

APPENDIX L

Trustee Compensation

Total Trustees’ fees paid by each Fund and the Trusts to the Trustees are listed below for the Fund’s last fiscal year. No Trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year.

	Independent Trustees						Interested Trustee
Fund	Edward J. Boudreau, Jr. [1] [2]	William P. Carmichael 1 2	Minor M. Shaw 1 2	R. Glenn Hilliard 1 2	William A. Hawkins [1]	John J. Nagorniak 1 2	Anthony M. Santomero 1 2
Columbia Asset Allocation II Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia California Intermediate Municipal Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Convertible Securities Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Georgia Intermediate Municipal Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Global Value Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia High Income Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia International Value Fund[5]	$747	$934	$716	$724	$739	$646	$631
Columbia Large Cap Core Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Large Cap Enhanced Core Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Large Cap Index Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Large Cap Value Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Marsico 21st Century Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Marsico Focused Equities Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Marsico Global Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154

[1]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
[2]

During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation, Mr. Carmichael deferred $46,032 of his total compensation, Ms. Shaw deferred $104,833 of her total compensation, Mr. Hilliard deferred $213,121 of his total compensation, Mr. Nagorniak deferred $51,156 of his total compensation and Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

[3]

During the fiscal year ended March 31, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund, Ms. Shaw deferred $1,790 of her compensation from the Fund, Mr. Hilliard deferred $3,271 of his compensation from the Fund, Mr. Nagorniak deferred $969 of his compensation from the Fund and Mr. Santomero deferred $1,577 of his compensation from the Fund.

[4]

During the fiscal year ended February 28, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund, Ms. Shaw deferred $1,790 of her compensation from the Fund, Mr. Hilliard deferred $3,351 of his compensation from the Fund, Mr. Nagorniak deferred $969 of his compensation from the Fund and Mr. Santomero deferred $1,577 of his compensation from the Fund.

[5]

During the fiscal year ended February 28, 2009, Mr. Boudreau deferred $224 of his compensation from the Fund, Ms. Shaw deferred $358 of her compensation from the Fund, Mr. Hilliard deferred $670 of his compensation from the Fund, Mr. Nagorniak deferred $194 of his compensation from the Fund and Mr. Santomero deferred $315 of his compensation from the Fund.

	Independent Trustees						Interested Trustee
Fund	Edward J. Boudreau, Jr. 1 2	William P. Carmichael 1 2	Minor M. Shaw 1 2	R. Glenn Hilliard 1 2	William A. Hawkins [1]	John J. Nagorniak 1 2	Anthony M. Santomero 1 2
Columbia Marsico Growth Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Marsico International Opportunities Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Maryland Intermediate Municipal Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Mid Cap Index Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Mid Cap Value Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Multi-Advisor International Equity Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Overseas Value Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia North Carolina Intermediate Municipal Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Short Term Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Short Term Municipal Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Small Cap Growth Fund II4	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Small Cap Index Fund[4]	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154
Columbia Small Cap Value Fund II4	$3,736	$4,671	$3,580	$3,621	$3,696	$3,231	$3,154

[1]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
[2]

During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation, Mr. Carmichael deferred $46,032 of his total compensation, Ms. Shaw deferred $104,833 of her total compensation, Mr. Hilliard deferred $213,121 of his total compensation, Mr. Nagorniak deferred $51,156 of his total compensation and Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

[3]

During the fiscal year ended March 31, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund, Ms. Shaw deferred $1,790 of her compensation from the Fund, Mr. Hilliard deferred $3,271 of his compensation from the Fund, Mr. Nagorniak deferred $969 of his compensation from the Fund and Mr. Santomero deferred $1,577 of his compensation from the Fund.

[4]

During the fiscal year ended February 28, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund, Ms. Shaw deferred $1,790 of her compensation from the Fund, Mr. Hilliard deferred $3,351 of his compensation from the Fund, Mr. Nagorniak deferred $969 of his compensation from the Fund and Mr. Santomero deferred $1,577 of his compensation from the Fund.

	Independent Trustees						Interested Trustee
Fund	Edward J. Boudreau, Jr. 1 2	William P. Carmichael1 2	Minor M. Shaw1 2	R. Glenn Hilliard1 2	William A. Hawkins[1]	John J. Nagorniak1 2	Anthony M. Santomero1 2
Columbia South Carolina Intermediate Municipal Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Total Return Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Virginia Intermediate Municipal Bond Fund[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Corporate Bond Portfolio	$747	$934	$716	$724	$739	$646	$631
Mortgage- and Asset-Backed Portfolio	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia LifeGoal Balanced Growth Portfolio	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia LifeGoal Growth Portfolio	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia LifeGoal Income and Growth Portfolio	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia LifeGoal Income Portfolio	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074
Columbia Masters International Equity Portfolio[3]	$3,696	$4,591	$3,540	$3,540	$3,655	$3,151	$3,074

[1]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
[2]

During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation, Mr. Carmichael deferred $46,032 of his total compensation, Ms. Shaw deferred $104,833 of her total compensation, Mr. Hilliard deferred $213,121 of his total compensation, Mr. Nagorniak deferred $51,156 of his total compensation and Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

[3]

During the fiscal year ended March 31, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund, Ms. Shaw deferred $1,790 of her compensation from the Fund, Mr. Hilliard deferred $3,271 of his compensation from the Fund, Mr. Nagorniak deferred $969 of his compensation from the Fund and Mr. Santomero deferred $1,577 of his compensation from the Fund.

	Independent Trustees						Interested Trustee
Fund	Edward J. Boudreau, Jr. 1 2	William P. Carmichael1 2	Minor M. Shaw1 2	R. Glenn Hilliard1 2	William A. Hawkins[1]	John J. Nagorniak1 2	Anthony M. Santomero1 2

Columbia Retirement 2005 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Columbia Retirement 2010 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Columbia Retirement 2015 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Columbia Retirement 2020 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Columbia Retirement 2025 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Columbia Retirement 2030 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Columbia Retirement 2035 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

Columbia Retirement 2040 Portfolio[6]	[—]	[—]	[—]	[—]	[—]	[—]	[—]

[1]	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
[2]

During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation, Mr. Carmichael deferred $46,032 of his total compensation, Ms. Shaw deferred $104,833 of her total compensation, Mr. Hilliard deferred $213,121 of his total compensation, Mr. Nagorniak deferred $51,156 of his total compensation and Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

[6]

During the fiscal year ended October 31, 2009, Mr. Boudreau deferred $[—] of his compensation from the Fund, Ms. Shaw deferred $[—] of her compensation from the Fund, Mr. Hilliard deferred $[—] of his compensation from the Fund, Mr. Nagorniak deferred $[—] of his compensation from the Fund and Mr. Santomero deferred $[—] of his compensation from the Fund.

APPENDIX M

Beneficial Owners of Fund Shares in Excess of 5%

As of November 30, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 5% of the outstanding shares of any class of any Fund, as set forth below.

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia LifeGoal Balanced Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1,222,657.1410	14.39%

Columbia LifeGoal Balanced Growth Portfolio Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER, CO 80202-3531	102,013.7590	64.08%

Columbia LifeGoal Balanced Growth Portfolio Class R	GUY VIDRA FBO PROTEUS INC 401 K PROFIT SHARING PLAN & TRUST 2020-14TH ST N SUITE 500 ARLINGTON, VA 22201	19,740.7610	12.40%

Columbia LifeGoal Balanced Growth Portfolio Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER, CO 80202-3531	11,788.5480	7.41%

Columbia LifeGoal Balanced Growth Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	2,048,274.2820	32.97%

Columbia LifeGoal Balanced Growth Portfolio Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO PRATT INDUSTRIES USA INC 401K PSP PO BOX 105117 ATLANTA, GA 30348-5117	1,496,733.4660	24.09%

Columbia LifeGoal Balanced Growth Portfolio- Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO EFW INC SUPPLEMENTAL SAVINGS INVESTMENT PLAN PO BOX 105117 ATLANTA, GA 30348-5117	468,661.8660	7.54%

Columbia LifeGoal Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1,212,097.3230	14.84%

Columbia LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER, CO 80202-3531	55,900.8520	37.60%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia LifeGoal Growth Portfolio Class R	FRONTIER TRUST CO FBO RIVERFRONT STEEL 401K PLAN 01307 PO BOX 10758 FARGO, ND 58106-0758	23,340.1240	15.70%

Columbia LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO CLINICA CAMPESINA FAMILY HEALTH SER 700 17TH ST STE 300 DENVER, CO 80202-3531	17,221.3400	11.58%

Columbia LifeGoal Growth Portfolio Class R	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 700 17TH ST STE 300 DENVER, CO 80202-3531	8,776.7120	5.90%

Columbia LifeGoal Growth Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	2,188,416.8070	46.28%

Columbia LifeGoal Growth Portfolio Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO PRATT INDUSTRIES USA INC 401 K PSP PO BOX 105117 ATLANTA,GA 30348-5117	459,038.2170	9.71%

Columbia LifeGoal Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE, NY 10577-2139	423,209.4410	8.95%

Columbia LifeGoal Growth Portfolio Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO APPLE HEALTHCARE 401K SECURITY EXPRESS PLAN PO BOX 105117 ATLANTA, GA 30348-5117	327,742.9220	6.93%

Columbia LifeGoal Income and Growth Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	287,125.3420	12.42%

Columbia LifeGoal Income and Growth Portfolio-Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER, CO 80202-3531	32,635.2280	68.02%

Columbia LifeGoal Income and Growth Portfolio Class R	FRONTIER TRUST CO FBO TRI-EAGLE SALES 401K PROFIT SHARI PO BOX 10758 FARGO, ND 58106-0758	5,616.7760	11.71%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia LifeGoal Income and Growth Portfolio Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER, CO 80202-3531	5,214.0910	10.87%

Columbia LifeGoal Income and Growth Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	756,758.9570	35.85%

Columbia LifeGoal Income and Growth Portfolio Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO APPLE HEALTHCARE 401K SECURITY EXPRESS PLAN PO BOX 105117 ATLANTA, GA 30348-5117	355,900.8320	16.86%

Columbia LifeGoal Income and Growth Portfolio Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE, NY 10577-2139	158,465.9810	7.51%

Columbia LifeGoal Income Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	48,422.6740	8.59%

Columbia LifeGoal Income Portfolio Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO PRATT INDUSTRIES USA INC 401K PSP PO BOX 105117 ATLANTA, GA 30348-5117	183,021.4390	43.91%

Columbia LifeGoal Income Portfolio Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	64,800.3480	15.55%

Columbia LifeGoal Income Portfolio Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO EFW INC SUPPLEMENTAL SAVINGS INVESTMENT PLAN PO BOX 105117 ATLANTA, GA 30348-5117	44,147.1420	10.59%

Columbia LifeGoal Income Portfolio Class Z	NFS LLC FEBO NFS/FMTC R/O IRA FBO CATHARINE KAELLER 26051 MULHOLLAND WAY CALABASAS, CA 91302-1946	23,763.7390	5.70%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	212,028.2100	17.08%
Columbia Large Cap Enhanced Core Fund Class A	TRUST CUST FBO SWERDLIN & COMPANY 401K PROFIT SHARING PLAN & TRUST 700 17TH ST STE 150 DENVER, CO 80202-3502	80.387.4240	6.47%
Columbia Large Cap Enhanced Core Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	72,874.3160	5.87%
Columbia Large Cap Enhanced Core Fund Class R	NFS LLC CUST HUNTINGTON NATIONAL BANK FBO: EB ACCOUNTS 7 EASTON OVAL #EA4E70 COLUMBUS, OH 43219-6010	3,750.6250	39.82%
Columbia Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTRYWIDE MECHANICAL SYSTEMS 401K PROFIT SHARING PLAN & TRUST INC 9330 STEVENS RD STE A SANTEE, CA 92071-5639	3,445.8760	36.59%
Columbia Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER, CO 80202-3531	1,257.7720	13.35%
Columbia Large Cap Enhanced Core Fund Class R	FIM FUNDING INC C/O COLUMBIA FUNDS GROUP MAIL STOP MA5-100-11-05 100 FEDERAL STREET BOSTON, MA 02110-1802	833.6000	8.85%
Columbia Large Cap Enhanced Core Fund Class Y	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	5,183,972.7590	99.98%
Columbia Large Cap Enhanced Core Fund Class A	BANK OF AMERICA NA ATTN BETTY BARLEY/FUND ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	39,988,968.0610	86.03%
Columbia Large Cap Enhanced Core Fund Class Z	COLUMBIA THERMOSTAT FUND 227 W MUNROE ST STE 3000 CHICAGO, IL 60606-5018	2,731,349.7320	5.88%
Columbia Large Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	1,412,635.9680	14.33%
Columbia Large Cap Index Fund Class A	RELIANCE TRUST CO FBO RETIREMENT PLANS SERVICED BY METLIFE 8515 E ORCHARD RD #2T2 GREENWOOD VLG, CO 80111-5002	1,150,575.9110	11.67%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Large Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO CLIENTS BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG, CO 80111-5002	521,055.5840	5.29%
Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA/ TX4-213-06-14 PO BOX 1939 HOUSTON, TX 77251-1939	27,967,022.9840	25.86%
Columbia Large Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	21,778,266.5590	20.13%
Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON, TX 77251-1939	15,293,421.7900	14.14%
Columbia Large Cap Index Fund Class Z	BANK OF AMERICA TRANSFERRED SAVINGS CUST FBO BANK OF AMERICA N.A PO BOX 1939 HOUSTON, TX 77251-1939	6,325,652.9420	5.85%
Columbia Mid Cap Index Fund Class A	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD, MA 02090-2324	2,818,656.8560	17.30%
Columbia Mid Cap Index Fund Class A	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST MAGELLAN HEALTH SERVICE INC 6950 COLUMBIA GATEWAY DR COLUMBIA, MD 21046-2706	1,316,254.5020	8.35%
Columbia Mid Cap Index Fund Class A	JPMORGAN CHASE TRUSTEE CUST FBO ERICSSON CAPITAL ACCUMULATION AND SAVINGS PLAN 93 WARD PKWY KANSAS CITY, MO 64114-3317	907,196.1940	5.57%
Columbia Mid Cap Index Fund Class A	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE, NY 10577-2139	875,967.3170	5.38%
Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	76,252,054.3210	40.49%
Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA/ TX4-213-06-14 PO BOX 1939 HOUSTON, TX 77251-1939	40,873,719.4340	21.70%
Columbia Mid Cap Index Fund Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON, TX 77251-1939	25,419,671.6280	13.50%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Small Cap Index Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	828,453.5270	13.36%
Columbia Small Cap Index Fund Class A	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE, NY 10577-2139	504,401.8260	8.13%
Columbia Small Cap Index Fund Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD #2T2 GREENWOOD VLG, CO 80111-5002	354,659.9070	5.72%
Columbia Small Cap Index Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	34,451,267.8730	37.57%
Columbia Small Cap Index Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN: NORMA AJA/ TX4-213-06-14 PO BOX 1939 HOUSTON, TX 77251-1939	18,065,777.1110	19.70%
Columbia Small Cap Index Fund Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON, TX 77251-1939	9,100,206.8040	9.92%
Columbia Total Return Bond Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	168,552.4260	8.05%
Columbia Total Return Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	31,042.9180	6.59%
Columbia Total Return Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	86,284.3280	20.90%
Columbia Total Return Bond Fund Class C	RBC CAPITAL MARKETS CORP FBO G BRONNER & D BRONNER & TTEE R BRONNER TTEES U/A DTD 08/24/1995 PO BOX 28 ESCONDIDO, CA 92033-0028	21,638.9370	5.24%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Total Return Bond Fund Class C	FIRST CLEARING, LLC NORTHLAKE PROPERTY GROUP LLC 16245 SASANOA DR CORNELIUS, NC 28031-8741	20,952.5240	5.08%
Columbia Total Return Bond Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	20,833.7490	5.05%
Columbia Total Return Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	93,736,996.9320	70.45%
Columbia Total Return Bond Fund Class Z	STATE STREET BANK AND TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON, MA 02111-1724	13,105,710.0770	9.85%
Columbia High Income Fund Class A	NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES, CA 90015-2211	2,319,665.0780	16.39%
Columbia High Income Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	1,700,799.8960	12.02%
Columbia High Income Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	381,316.3860	12.10%
Columbia High Income Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	229,781.6970	7.29%
Columbia High Income Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	58,771,022.9500	70.78%
Columbia High Income Fund Class Z	STATE STREET BANK AND TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON, MA 02111-1724	4,851,744.1670	5.84%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Short-Term Bond Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	4,736,269.4580	21.80%
Columbia Short-Term Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1,867,855.5260	21.54%
Columbia Short-Term Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	527,781.5700	6.06%
Columbia Short-Term Bond Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	22,580,942.5340	92.12%
Columbia Short-Term Bond Fund Class Y	CLISE PROPERTIES INC 1700 7 TH AVE STE 1800 SEATTLE, WA 98101-1312	219,623.8270	7.84%
Columbia Short-Term Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	33,431,936.0160	71.74%
Columbia Short Term Municipal Bond Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	5,802,172.1430	14.57%
Columbia Short Term Municipal Bond Fund Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	2,939,827.9460	7.38%
Columbia Short Term Municipal Bond Fund Class B	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	12,790.3020	28.99%
Columbia Short Term Municipal Bond Fund Class B	NFS LLC FEBO EDWIN C GLASSELL DEBORAH C GLASSELL 308 FAIRWAY DR CLARKSVILLE, TN 37043-4729	6,925.2570	15.69%
Columbia Short Term Municipal Bond Fund Class B	NFS LLC FEBO KEVIN W BARR FRANCINE BARR 4705 TRAIL WYND CT GLEN ALLEN, VA 23059-2532	4,883.3130	11.07%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Short Term Municipal Bond Fund Class B	NFS LLC FEBO DARRELL C REED MAUREEN O REED 4681 SHELBURNE RD RADFORD, VA 24141-8057	4,587.3520	10.40%
Columbia Short Term Municipal Bond Fund Class B	SIDNEY MORRIS 3605 BERMUDA RUN DR VALDOSTA, GA 31605-1082	3,488.8780	7.91%
Columbia Short Term Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1,795,291.2630	33.38%
Columbia Short Term Municipal Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	309,873.9300	5.76%
Columbia Short Term Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	55,907,865.5590	88.20%
Columbia CA Intermediate Municipal Bond Fund Class A	UBS FINANCIAL SERVICES INC. FBO THELMA STEWART MANAGEMENT COMPANY, LLC 3031 W MARCH LN STE 123 STOCKTON, CA 95219-6567	195,048.2020	12.48%
Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO SHEL M PREZANT TTEE PREZANT LIVINGTRUST 940 S AMPHLETT BLVD SAN MATEO, CA 94402-1801	161,849.3260	10.36%
Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO JOE ADRAGNA 9396 RAVILLER DR DOWNEY, CA 90240-3060	134,379.7190	8.60%
Columbia CA Intermediate Municipal Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	132,161.4970	8.46%
Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO WILEY FAMILY TRUST GEORGE R WILEY 635 OCAMPO DR PACIFIC PLSDS, CA 90272-4442	132,074.0970	8.45%
Columbia CA Intermediate Municipal Bond Fund Class A	NFS LLC FEBO JETWAY EXPRESS 4253 MOORE STREET LOS ANGELES, CA 90066-5725	81,630.3710	5.22%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO THE GARY R WEITKAMP FAMILY TRUST GARY R WEITKAMP 17117 GUNTHER ST GRANADA HILLS, CA 91344-2538	9,852.2170	41.65%
Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO ARMANDO B TALAMANTEZ CONSUELO TALAMANTEZ 12607 BRADFORD PL GRANADA HILLS, CA 91344-1552	6,559.0310	27.73%
Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JENNIE ALBINI TTEE JENNIE ALBINI LIVING TRUST 1267 GRIZZLY BLUFF RD FERNDALE, CA 95536-9701	3,233.5030	13.67%
Columbia CA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO LILY S THIBODEAUX 7048 VANSCOY AVE N HOLLYWOOD, CA 91605-5357	1,221.7740	5.16%
Columbia CA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	58,139.2410	29.47%
Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO THE ALLEBRAND REV TRUST GEORGE N ALLEBRAND 3575 N MOORPARK RD #5B THOUSAND OAKS, CA 91360-2666	19,435.0140	9.85%
Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO NORTHERN TRUST CO PO BOX 92956 CHICAGO, IL 60675-0001	18,019.1620	9.13%
Columbia CA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC EXEMPTION TR CREATED UNDER 2004 SICHI FAM TRUST TR 2555 TODD CT ARCATA, CA 95521-5147	17,447.3060	8.84%
Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO MARY LOU KELLY TTEE OF THE MARY LOU KELLY 1998 LIVING TR 1880 COUNTY LN EUREKA, CA 95501-2605	14,228.9260	7.21%
Columbia CA Intermediate Municipal Bond Fund Class C	NFS LLC FEBO ANDREW A KRUEGER TTEE THE KRUEGER REV LIVING TR 3736 TOWNE PARK CIR POMONA, CA 91767-1255	9,998.0610	5.07%
Columbia CA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	19,646,554.9590	92.04%
Columbia GA Intermediate Municipal Bond Fund Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	137,250.7850	8.01%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia GA Intermediate Municipal Bond Fund Class A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	117,383.9410	6.85%
Columbia GA Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC JAMES BODENBENDER & D BODENBENDER JT WROS 101 PRESTON HOLLOW LN DULUTH. GA 30097-5985	101,084.1650	5.90%
Columbia GA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JOYCE G LAWHORNE 1155 GREATWOOD MNR ALPHARETTA, GA 30005-7497	11,541.8830	10.15%
Columbia GA Intermediate Municipal Bond Fund Class B	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	9,543.6350	8.39%
Columbia GA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO DANIEL W SMITH 2666 ASHLEY OAKS CT DULUTH GA 30096-3685	8,731.9080	7.68%
Columbia GA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO MARY S NEWBY PO BOX 312174 ATLANTA, GA 31131-2174	6,710.9090	5.90%
Columbia GA Intermediate Municipal Bond Fund Class B	AMERICA ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55474-0001	5,779.2360	5.08%
Columbia GA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	53,969.8940	16.33%
Columbia GA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC RUTH LAUTZ TR RUTH LAUTZ TTEE 3315 PEACHTREE INDUSTRIAL BLVD APT DECATUR, GA 30033-3826	23,749.9060	7.19%
Columbia GA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	10,361.8280	96.19%
Columbia MD Intermediate Municipal Bond Fund Class A	NFS LLC FEBO ROBERT GLADSTONE LESLIE GLADSTONE 2468 BELMONT RD NW WASHINGTON, DC 20008-1610	401,665.1220	15.82%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia MD Intermediate Municipal Bond Fund Class A	FIRST CLEARING LLC MARK & MARY ANN RONALD TRUST MARK & MARY ANN RONALD TTEES 7110 44TH ST CHEVY CHASE, MD 20815-6039	129,385.8950	5.10%
Columbia MD Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	19,390.0370	16.73%
Columbia MD Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JAMES ARCHER CAMPBELL JR TOD TERESA LYNN CAMPBELL 749 DEEP SOUTH CT HARTSVILLE, SC 29550-8095	8,166.3340	7.05%
Columbia MD Intermediate Municipal Bond Fund Class B	NFS LLC FEBO KENNETH JOHN ANGELUZZI 23198 BARLEY CT LEXINGTON PK, MD 20653-2193	8,114.4430	7.00%
Columbia MD Intermediate Municipal Bond Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	79,474.6480	26.27%
Columbia MD Intermediate Municipal Bond Fund Class C	NFS LLC FEBO DOUGLAS S GOODWIN LIFETIME T LEE M GOODWIN TTEE C/O LEE GOODWIN 401 9TH ST NW WASHINGTON, DC 20004-2128	57,489.7810	19.01%
Columbia MD Intermediate Municipal Bond Fund Class C	UBS FINANCIAL SERVICES INC, FBO JOHN J BEATTY 8100 CONNECTICUT AVE APT 505 CHEVY CHASE, MD 20815-2813	19,900.4980	6.58%
Columbia MD Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	12,307,911.7220	77.36%
Columbia NC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO MAURICIO CASTILLO TTEE MAURICIO CASTILLO LIVING TRUST 416 HILLSBOROUGH ST CHAPEL HILL, NC 27514-3102	272,424.6240	9.04%
Columbia NC Intermediate Municipal Bond Fund Class A	FIRST CLEARING, LLC FRANK M DRENDEL PO BOX 9212 HICKORY, NC 28603-9212	203,687.7320	6.76%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO FLOYD L & RAMONA M MORRIS TR FLOYD L MORRIS 3136 OLD LOWGAP RD LOWGAP, NC 27024-7416	18,687.3850	12.03%
Columbia NC Intermediate Municipal Bond Fund Class B	RBS CAPITAL MARKETS CORP FBO EDWARD SANDERS DOUGLAS J SANDERS JT TEN/WROS 2218 RICHARDSON DR CHARLOTTE, NC 28211-3265	14,212.1620	9.15%
Columbia NC Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	10,365.6990	6.67%
Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO LILLIAN G SHOAF 830 METAIRIE LN WINSTON SALEM, NC 27104-3319	9,747.6860	6.27%
Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO CAROL LEE SMITH WOOD PO BOX 313 HAW RIVER, NC 27258-0313	8,589.9290	5.53%
Columbia NC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO JASON LAMBERTH CAROL LAMBERTH PO BOX 24 STATESVILLE, NC 28687-0024	8,135.4430	5.24%
Columbia NC Intermediate Municipal Bond Fund Class B	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPERATIONS 101 MONTGOMERY ST SAN FRANCISCO, CA 94101-4151	8,091.8760	5.21%
Columbia NC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	165,545.6930	45.35%
Columbia NC Intermediate Municipal Bond Fund Class C	NFS LLC FEBO CREIGHTON W SOSSOMON BANK OF AMERICA COLLATERAL PO BOX 9 HIGHLANDS, NC 28741-0009	27,829.0590	7.62%
Columbia NC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	15,325,203.1770	92.58%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia SC Intermediate Municipal Bond Fund Class A	NFS LLC FEBO INTERNET RESOURCE MANAGEMENT BANK OF AMERICA NA COLLATERAL PO BOX 1329 FORT MILL, SC 29716-1329	541,187.7690	23.83%
Columbia SC Intermediate Municipal Bond Fund Class B	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	12,060.0290	7.83%
Columbia SC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO SYLVIA ANN FREEMAN 4 UP WIND HILTON HEAD, SC 29928-5503	10,385.9450	6.74%
Columbia SC Intermediate Municipal Bond Fund Class B	ALMIRA B MOORBY TRUST ALICE B RUTHERFORD TTEE 370 GROVE AVE APT 437 WEST DEPFORT, NJ 08086-2569	10,242.4470	6.65%
Columbia SC Intermediate Municipal Bond Fund Class B	NFS LLC FEBO ALEXANDRIA ANNE PATTERSON 1 BEACHWOOD DR HILTON HEAD, SC 29928-5503	9,338.3700	6.06%
Columbia SC Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	237,813.7160	28.37%
Columbia SC Intermediate Municipal Bond Fund Class C	RAYMOND JAMES & ASSOC INC FBO ANNIE LEE FAYSSOUX TTEE 203 PACOLET HWY GAFFNEY, SC 29340-2816	62,386.4410	7.44%
Columbia SC Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	15,099,353.8890	91.46%
Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO AGNES R BOGGUS TTEE THE AGNUS R BOGGUS TRUST 1021 COMMODORE DR VIRGINIA BEACH, VA 23454-2858	21,133.5510	13.50%
Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO ARIANE HUBBARD ELBERT W HUBBARD 7732 SURREYWOOD DR RICHMOND, VA 23235-5736	12,114.7700	7.74%
Columbia VA Intermediate Municipal Bond Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	11,080.0070	7.08%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia VA Intermediate Municipal Bond Fund Class B	FIRST CLEARING LLC JAMES S HUTTON & DONNA B HUTTON JTTEN 14547 INDIAN RUN RD GLADE SPRING, VA 24340-4351	8,325.8430	5.32%
Columbia VA Intermediate Municipal Bond Fund Class B	NFS LLC FEBO EDWARD P HAZARD JR FRANCES H HAZARD 915 HOLLYWOOD DR CHESAPEAKE, VA 23320-4821	8,180.8510	5.22%
Columbia VA Intermediate Municipal Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	31,260.5560	15.65%
Columbia VA Intermediate Municipal Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	15,068.6100	7.54%
Columbia VA Intermediate Municipal Bond Fund Class C	MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS HARBORSIDE PLAZA 3, 6TH FL JERSEY CITY, NJ 07311-3907	13,043.1570	6.53%
Columbia VA Intermediate Municipal Bond Fund Class C	DOROTHY LEE WALSHE 5801 MILL SPRING RD MIDLOTHIAN, VA 23112-2341	13,005.9170	6.51%
Columbia VA Intermediate Municipal Bond Fund Class C	FIRST CLEARING LLC ELRICA GRAHAM TOD REGISTRATION 708 WREN DR PULASKI, VA 24301-2727	11,078.8860	5.55%
Columbia VA Intermediate Municipal Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	24,556.297.7090	96.00%
Columbia Convertible Securities Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 322-6484	124,160.5680	5.75%
Columbia Convertible Securities Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 322-6484	520,656.8910	31.81%
Columbia Convertible Securities Fund Class C	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK, NY 10001-2402	92,795.2730	5.67%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Convertible Securities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,533,223.2360	68.28%
Columbia Convertible Securities Fund Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN: JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON, MA 02111-1724	941,586.7890	5.57%
Columbia Asset Allocation Fund Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MINNEAPOLIS, MN 55402-2405	34,533.6020	5.42%
Columbia Asset Allocation Fund Class C	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402-2405	7,891.6520	7.12%
Columbia Asset Allocation Fund Class C	BANK OF AMERICA NA MARIE OUELLETTE SEP IRA 159 E CHIPPENS HILL RD BURLINGTON, CT 06013-2111	6,696.8770	6.04%
Columbia Asset Allocation Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	542,849.9280	7.23%
Columbia Asset Allocation Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	504,747.6770	6.73%
Columbia Asset Allocation Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY STREET SAN FRANCISCO, CA 94101-4151	386,747.3040	5.15%
Columbia Large Cap Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	821,280.3210	6.72%
Columbia Large Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	352,740.3460	8.82%
Columbia Large Cap Value Fund Class R	COMMUNITY BANK NA AS CUST FBO SIMED 1165(E) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA, NY 13502-6374	19,600.2410	83.13%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Large Cap Value Fund Class R	MG TRUST CO CUST FBO A MCBRIDE CONCRETE & MASONRY IN 700 17TH ST STE 300 DENVER, CO 80202-3531	1,646.6870	6.98%
Columbia Large Cap Value Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	1,155,707.4630	99.90%
Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	50,931,102.2930	39.13%
Columbia Large Cap Value Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN: NORMA AJA/ TX4-213-06-14 PO BOX 1939 HOUSTON, TX 77251-1939	17,778,472.3610	13.66%
Columbia Large Cap Value Fund Class Z	BANK OF AMERICA TTEE 401(K) LEGACY FLEET TRUST PO BOX 1939 HOUSTON, TX 77251-1939	13,810,771.0350	10.61%
Columbia Mid Cap Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3 RD FLR JACKSONVILLE FL 32246-6484	7,671,923.7730	5.73%
Columbia Mid Cap Value Fund Class A	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS ATTN: DEPT OR ING CONTACT PO BOX 990065 HARTFORD, CT 06199-0065	6,802,513.9630	5.08%
Columbia Mid Cap Value Fund Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	6,800,268.3340	5.08%
Columbia Mid Cap Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	1,995,171.0480	11.20%
Columbia Mid Cap Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3 RD FLR JACKSONVILLE FL 32246-6484	3,639,179.6860	20.43%
Columbia Mid Cap Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	1,995,171.0480	11.20%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Mid Cap Value Fund Class R	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD #2T2 GREENWOOD VLG, CO 80111-5002	12,884,888.8860	57.45%
Columbia Mid Cap Value Fund Class R	HARTFORD LIFE INS. CO SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD, CT 06104-2999	1,305,617.1240	5.82%
Columbia Mid Cap Value Fund Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	31,276.5960	96.51%
Columbia Mid Cap Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	50,138,195.4240	23.01%
Columbia Mid Cap Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	20,898,123.6320	9.59%
Columbia Mid Cap Value Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	20,752,065.2230	9.52%
Columbia Mid Cap Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	11,598,343.8490	5.32%
Columbia Small Cap Value Fund II Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	3,568,048.5890	9.47%
Columbia Small Cap Value Fund II Class A	SUPPLEMENTAL INCOME TRUST FUND PO BOX 8338 BOSTON, MA 02266-8338	2,470,839.3930	6.56%
Columbia Small Cap Value Fund II Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,277,473.8790	6.04%
Columbia Small Cap Value Fund II Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	594,047.8560	23.83%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Small Cap Value Fund II Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA ii, 3RD FL JERSEY CITY, NJ 07311	172,127.5730	6.90%
Columbia Small Cap Value Fund II Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD, CT 06104-2999	557,290.4600	26.49%
Columbia Small Cap Value Fund II Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	181,407.3800	8.62%
Columbia Small Cap Value Fund II Class R	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	131,716.7240	6.26%
Columbia Small Cap Value Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	14,345,565.3840	16.98%
Columbia Small Cap Value Fund II Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE, NY 10577-2139	9,976,784.3990	11.81%
Columbia Small Cap Value Fund II Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	8,744,226.8190	10.35%
Columbia Small Cap Value Fund II Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY# KW1C COVINGTON, KY 41015-1999	6,703.185.4950	7.94%
Columbia Small Cap Value Fund II Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	5,662,664.7130	6.70%
Columbia Marsico Growth Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SANFRANCISCO, CA 94104-4151	11,344,604.5320	11.23%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Marsico Growth Fund Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	7,072,736.8140	7.00%
Columbia Marsico Growth Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	6,078,622.7190	6.02%
Columbia Marsico Growth Fund Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	6,001847.5320	5.94%
Columbia Marsico Growth Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	1,173,738.6620	34.69%
Columbia Marsico Growth Fund Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	265,817.9340	7.86%
Columbia Marsico Growth Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	15,220,535.1780	54.15%
Columbia Marsico Growth Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	2,333,011.5550	8.30%
Columbia Marsico Growth Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	1,554,937.3570	5.53%
Columbia Marsico Growth Fund Class R	HARTFORD LIFE INS. CO. SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD, CT 06104-2999	308,717.8970	36.24%
Columbia Marsico Growth Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	92,893.3790	10.90%
Columbia Marsico Growth Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	32,645,660.0400	32.06%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Marsico Growth Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	12,046,624.4240	11.83%
Columbia Marsico Growth Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	10,603,853.7510	10.14%
Columbia Marsico Growth Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	9,410,508.3790	9.24%
Columbia Marsico Growth Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS 4800 DEER LAKE DRIVE E JACKSONVILLE, FL 32246-6484	5,800,100.7470	5.70%
Columbia Large Cap Core Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	34,654.7060	15.55%
Columbia Large Cap Core Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	14,462.0480	6.49%
Columbia Large Cap Core Fund Class C	NFS LLC FEBO OF TYSON FAMILY TRUST THOMAS J TYSON 1200 E BALBOA BLVD NEWPORT BEACH, CA 92661-1422	11,948.7690	5.36%
Columbia Large Cap Core Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	59,918,965.1790	67.94%
Columbia Marsico Focused Equities Fund Class A	PRUDENTIAL INVESTMENT MNGT SVC FBO MUTUAL FUND CLIENTS ATTN: PROCHOICE UNIT MAIL STOP 194-210 194 WOOD AVE S ISELIN, NJ 08830-2710	20,901,943.0390	23.96%
Columbia Marsico Focused Equities Fund Class B	MERRILL LYNCH , PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	937,853.6640	23.35%
Columbia Marsico Focused Equities Fund Class C	MERRILL LYNCH , PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	9,396,543.6540	51.60%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Marsico Focused Equities Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	1,462,009.1430	8.03%
Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA/ TX4-213-06-14 PO BOX 1939 HOUSTON, TX 77251-1939	9,605,888.1790	18.23%
Columbia Marsico Focused Equities Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	8,573,054.4830	16.27%
Columbia Marsico Focused Equities Fund Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6484	5,056,093.9400	9.60%
Columbia Marsico Focused Equities Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-415	4,879,386.7560	9.26%
Columbia Marsico 21st Century Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-415	57,171,158.9030	29.97%
Columbia Marsico 21st Century Fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	1,111,722.1690	9.68%
Columbia Marsico 21st Century Fund Class B	MERRILL LYNCH , PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	1,049,574.6340	9.14%
Columbia Marsico 21st Century Fund Class C	MERRILL LYNCH , PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	17,561,712.8990	26.30%
Columbia Marsico 21st Century Fund Class C	MERRILL LYNCH , PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	9,585,940.8210	14.36%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Marsico 21st Century Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	3,708,053.9450	5.55%
Columbia Marsico 21st Century Fund Class R	MERRILL LYNCH , PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	524,057.5020	13.36%
Columbia Marsico 21st Century Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	12,961,117.0770	14.58%
Columbia Marsico 21st Century Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-415	8,984,479.5080	10.11%
Columbia Marsico 21st Century Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE E JACKSONVILLE, FL 32246-6484	8,926,412.1860	10.04%
Columbia Marsico 21st Century Fund Class Z	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS WAY MARYLAND HTS, MO 63043-3009	8,133,813.8090	9.15%
Columbia Marsico 21st Century Fund Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUNDS OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	7,871,156.5620	8.86%
Columbia Marsico 21st Century Fund Class Z	FIDELITY INVESTMENTS INST L OPS CO FIIOC AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY #KWIC COVINGTON, KY 41015-1999	7,129,319.7950	8.02%
Columbia Small Cap Growth Fund II Class C	MERRILL LYNCH , PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	58,738.7150	16.88%
Columbia Small Cap Growth Fund II Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH, 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	21,613.6470	6.21%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Small Cap Growth Fund II Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	14,518,472.0090	60.26%
Columbia Small Cap Growth Fund II Class Z	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO PLEXUS CORP. 401(K) SAVINGS PLAN PO BOX 79377 ATLANTA, GA 30357-7377	1,432,445.3260	5.95%
Columbia Global Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	417,340.1500	14.10%
Columbia Global Value Fund Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	337,621.4400	25.35%
Columbia Global Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFITS OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	176,920.3230	13.28%
Columbia Global Value Fund Class B	CITIGROUP GLOBAL MARKETS, INC ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK, NY 10001-2402	86,904.2920	6.53%
Columbia Global Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3 RD FL JACKSONVILLE, FL 32246-6484	1,088,806.0780	27.23%
Columbia Global Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLR. 333 W 34TH ST NEW YORK, NY 10001-2402	449,290.0000	11.24%
Columbia Global Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	1,446,937.6210	57.94%
Columbia Global Value Fund Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3 RD FL JACKSONVILLE, FL 32246-6484	549,470.4520	22.00%
Columbia Global Value Fund Class Z	FRONTIER TRUST CO FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY PO BOX 0758 FARGO, ND 58106-0758	136,501.1380	5.47%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia International Value Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,193,156.3690	11.98%
Columbia International Value Fund Class A	PRUDENTIAL RETIREMENT INS & ANN CO FBO VARIOUS RETIREMENT PLANS 200 WOOD AVE S ISELIN, NJ 08830-2769	2,687,980.5790	10.08%
Columbia International Value Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	2,630,483.3380	9.87%
Columbia International Value Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	73,270.3940	7.64%
Columbia International Value Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	1,291,061.5450	26.10%
Columbia International Value Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	462,969.0900	9.36%
Columbia International Value Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	40,745,675.1220	47.38%
Columbia International Value Fund Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	17,461,930.1040	20.30%
Columbia Multi-Advisor International Equity Fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	15,516.5550	11.65%
Columbia Multi-Advisor International Equity Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	55,063.9750	29.86%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Multi-Advisor International Equity Fund Class C	PATERSON & CO FBO HIGHTOWER CONSTRUCTION 401K PLAN 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28262-8522	28,275.4720	14.25%
Columbia Multi-Advisor International Equity Fund Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 02110-1802	9,830.8160	5.33%
Columbia Multi-Advisor International Equity Fund Class C	SUMMERVILLE PEDIACTRICS PA PROFIT SHARING PLAN 312 MIDLAND PARKWAY SUMMERVILLE, SC 29485-8102	9,278.8050	5.03%
Columbia Multi-Advisor International Equity Fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO VIRGINIA LAB SUPPLY 401K PSP PO BOX 79377 ATLANTA, GA 30357-7377	10,505.6580	51.86%
Columbia Multi-Advisor International Equity Fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	4,354.3050	21.50%
Columbia Multi-Advisor International Equity Fund Class R	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 700 17TH ST STE 300 DENVER, CO 80202-3531	1,270.8500	6.27%
Columbia Multi-Advisor International Equity Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER, CO 80202-3531	1,146.9890	5.66%
Columbia Multi-Advisor International Equity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	81,477,747.7390	62.42%
Columbia Multi-Advisor International Equity Fund Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA/ TX4-213-06-14 PO BOX 1939 HOUSTON, TX 77251-1939	15,988,236.4570	12.25%
Columbia Multi-Advisor International Equity Fund Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA MASTERS INTERNATIONAL EQUITY PORTFOLIO ATTN JIM MARIN MA5-515-03-03 ONE FINANCIAL CENTER FL 3 BOSTON, MA 02111-2694	10,366,541.3750	7.94%
Columbia Marsico International Opportunities fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMES ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,685,635.7180	19.76%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Marsico International Opportunities fund Class A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH STREET NEW YORK, NY 10001-2402	1,264,368.0050	6.78%
Columbia Marsico International Opportunities fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	996,445.0970	5.18%
Columbia Marsico International Opportunities fund Class B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH STREET NEW YORK, NY 10001-2402	201,888.0210	10.05%
Columbia Marsico International Opportunities fund Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	129,688.9580	6.46%
Columbia Marsico International Opportunities fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	834,165.5080	16.70%
Columbia Marsico International Opportunities fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FL 333 W 34TH STREET NEW YORK, NY 10001-2402	710,285.7720	14.22%
Columbia Marsico International Opportunities fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	259,829.2580	5.20%
Columbia Marsico International Opportunities fund Class R	FRONTIER TRUST CO FBO DEARBORN MID WEST CONVEYOR CO 401K PO BOX 10758 FARGO, ND 581106-0758	51,198.4530	16.34%
Columbia Marsico International Opportunities fund Class R	HARTFORD LIFE INS. CO SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD, CT 06104-2999	43,820.4590	13.98%
Columbia Marsico International Opportunities fund Class R	FISERV ISS & CO TTEE FBO BODE CALL & STROUPE PO BOX 173859 DENVER, CO 80217-3859	29,238.1790	9.33%
Columbia Marsico International Opportunities fund Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	25,246.3450	8.06%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Marsico International Opportunities fund Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO WHITEMAN LUMBER COMPANY 401K PLAN PO BOX 79377 ATLANTA, GA 30357-7377	16,814.1130	5.36%
Columbia Marsico International Opportunities fund Class R	MG TRUST CO CUST FBO O DANIEL AUTOMOTIVE GROUP 401K SA 700 17TH ST STE 300 DENVER, CO 80202-3531	16,086.1550	5.13%
Columbia Marsico International Opportunities fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	63,893,303.1590	63.75%
Columbia Marsico International Opportunities fund Class Z	VANGUARD FIDUCIARY TRUST COMPANY NATIONS FUNDS PO BOX 2600 VM 613 ATTN OUTSIDE FUNDS VALLEY FORGE, PA 19482-2600	8,083,530.8120	8.07%
Columbia Marsico International Opportunities fund Class Z	TEXAS CHILDREN’S HOSPITAL FOUNDATION 1919 S.BRAESWOOD HOUSTON, TX 77030-4412	5,971,842.6210	5.96%
Columbia Overseas Value Fund Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,044,722.7190	100.00%
Columbia Masters International Equity Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMES ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	4,335,229.7600	61.25%
Columbia Masters International Equity Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE, FL 32246-6484	270,232.8550	19.36%
Columbia Masters International Equity Fund Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II. 3RD FL JERSEY CITY, NJ 07311	114,463.7930	8.20%
Columbia Masters International Equity Fund Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,166.5610	31.59%
Columbia Masters International Equity Fund Class R	CHAD BULLEIGH FBO BULLEIGH ORTHODONTICS PA 401K PSP & TRUST 22048 W 66TH ST SHAWNEE, KS 66226-3500	1,036.4700	28.06%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Masters International Equity Fund Class R	COUNSEL TRUST DBA MID ATLANTIC TRUST CO FBO SAL OPPENHEIM JR & CIE 401K PSP & TRUST 336 4TH AVE PITTSBURGH, PA 15222-2011	653.2230	17.69%
Columbia Masters International Equity Fund Class R	BRETT PEAKS FBO LENOX VILLAGE DENTISTRY 401K PSP & TRUST 6905 LENOX VILLAGE DR NASHVILLE, TN 37211-7172	372.5670	10.09%
Columbia Masters International Equity Fund Class R	COUNSEL TRUST DBA MATC FBO PROST DATA INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	337.2420	9.13%
Columbia Masters International Equity Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	8,736,234.5110	92.84%
Corporate Bond Portfolio Class A	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	2,187,335.0000	98.02%
Mortgage and Asset Backed Portfolio Class A	BANK OF AMERICA NA, TRUSTEE ATTN: BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	4,059,396.6140	90.22%
Mortgage and Asset Backed Portfolio Class A	STATE STREET BANK & TRUST COMPANY AS AGENT FOR LIFEGOAL INCOME PORT ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON, MA 02111-1724	358,410.4420	7.97%
Columbia Retirement 2005 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	5,423.3360	100.00%
Columbia Retirement 2005 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	5,356.5540	100.00%
Columbia Retirement 2005 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	5,402.2660	100.00%
Columbia Retirement 2005 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	74,188.6830	83.63%
Columbia Retirement 2005 Portfolio- Class Z	NFS LLC FEBO MARTIN CURRY 24291 SAN JUAN DR TEHACHAPI, CA 93561-8367	9,465.6130	10.67%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Retirement 2010 Portfolio- Class A	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	17,618.5500	94.05%
Columbia Retirement 2010 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,115.6070	5.95%
Columbia Retirement 2010 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,092.7890	100.00%
Columbia Retirement 2010 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,107.9850	100.00%
Columbia Retirement 2010 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	84,406.4180	59.34%
Columbia Retirement 2010 Portfolio- Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO SAN ANTONIO WINERY INC 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	23,600.6190	16.59%
Columbia Retirement 2015 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,159.3900	100.00%
Columbia Retirement 2015 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,135.3460	100.00%
Columbia Retirement 2015 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,151.3470	100.00%
Columbia Retirement 2015 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	91,236.6400	50.24%
Columbia Retirement 2015 Portfolio- Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO CANTEEN SERVICES CO 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	22,348.5920	12.31%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Retirement 2020 Portfolio- Class A	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	1,952.7450	63.30%
Columbia Retirement 2020 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,131.9370	36.70%
Columbia Retirement 2020 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,108.4860	71.63%
Columbia Retirement 2020 Portfolio- Class C	MG TRUST CO CUST FBO ENGHIRST CORP 700 17TH ST STE 300 DENVER, CO 80202-3531	438.9310	28.37%
Columbia Retirement 2020 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,124.0950	99.89%
Columbia Retirement 2020 Portfolio- Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO SAN ANTONIO WINERY INC 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	99,107.3220	25.22%
Columbia Retirement 2020 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	83,494.2550	21.25%
Columbia Retirement 2020 Portfolio- Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO CHESAPEAKE PHARMACEUTICAL PACKAGING COMPANY 401K SAVINGS PLAN PO BOX 105117 ATLANTA, GA 30348-5117	47,924.1370	12.20%
Columbia Retirement 2020 Portfolio- Class Z	TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	30,778.6370	7.83%
Columbia Retirement 2020 Portfolio- Class Z	NFS LLC FEBO NFS/FMTC R/O IRA FBO STEVEN LAVNER 735 MIDFIELD RD WOODMERE, NY 11598-2925	22,688.7010	5.77%
Columbia Retirement 2025 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,266.6170	100.00%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Retirement 2025 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,239.9690	100.00%
Columbia Retirement 2025 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,257.8610	100.00%
Columbia Retirement 2025 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	98,861.8840	33.34%
Columbia Retirement 2025 Portfolio- Class Z	NFS LLC FEBO NFS/FMTC R/O IRA FBO STEVEN LAVNER 735 MIDFIELD RD WOODMERE, NY 11598-2925	38,630.5030	13.03%
Columbia Retirement 2025 Portfolio- Class Z	NFS LLC FEBO NFS/FMTC IRA FBO YALE GREENBERG 3428 NOTTINGHAM RD WESTMINSTER, MD 21157-8304	22,646.1280	7.64%
Columbia Retirement 2030 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,110.0680	62.51%
Columbia Retirement 2030 Portfolio- Class A	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	665.8770	37.49%
Columbia Retirement 2030 Portfolio- Class C	MG TRUST CO CUST FBO ENGHIRST CORP 700 17TH ST STE 300 DENVER, CO 80202-3531	1,924.3760	63.91%
Columbia Retirement 2030 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,086.5130	36.09%
Columbia Retirement 2030 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,102.2330	100.00%
Columbia Retirement 2030 Portfolio- Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO SAN ANTONIO WINERY INC 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	129,278.3200	26.79%
Columbia Retirement 2030 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	81,909.8560	16.97%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Retirement 2030 Portfolio- Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO CHESAPEAKE PHARMACEUTICAL PACKAGING COMPANY 401K SAVINGS PLAN PO BOX 105117 ATLANTA, GA 30348-5117	78,048.1490	16.17%
Columbia Retirement 2035 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,233.3420	100.00%
Columbia Retirement 2035 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,206.7080	100.00%
Columbia Retirement 2035 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,224.3860	100.00%
Columbia Retirement 2035 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	95,111.7060	26.31%
Columbia Retirement 2035 Portfolio- Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO CANTEEN SERVICES CO 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	18,957.0850	5.24%
Columbia Retirement 2035 Portfolio- Class Z	NFS LLC FEBO ANDREI MAGASINER 230 E 79TH ST APT 14E NEW YORK, NY 10075-1213	18,384.1390	5.09%
Columbia Retirement 2040 Portfolio- Class A	DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	3,511.2840	76.19%
Columbia Retirement 2040 Portfolio- Class A	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-10-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,097.3290	23.81%
Columbia Retirement 2040 Portfolio- Class C	MG TRUST CO CUST FBO ENGHIRST CORP 700 17TH ST STE 300 DENVER, CO 80202-3531	5,000.0840	82.32%
Columbia Retirement 2040 Portfolio- Class C	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-10-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,073.6900	17.68%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Retirement 2040 Portfolio- Class R	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-10-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,089.3930	100.00%
Columbia Retirement 2040 Portfolio- Class Z	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP MA 5-10-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	80,104.3100	12.83%
Columbia Retirement 2040 Portfolio- Class Z	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO SAN ANTONIO WINERY INC 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	41,082.3200	6.58%
Columbia Retirement 2040 Portfolio- Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO CHESAPEAKE PHARMACEUTICAL PACKAGING COMPANY 401K SAVINGS PLAN PO BOX 105117 ATLANTA, GA 30348-5117	40,230.7180	6.44%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder.

As of November 30, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 25% of the outstanding shares of a Fund, as set forth below.

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Large Cap Enhanced Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	45,172,940.8200	85.37%
Columbia Mid Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	76,252,054.3210	37.26%
Columbia Small Cap Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	34,451,267.8730	37.57%
Columbia Total Return Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	93,736,996.9320	68.91%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia High Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	58,771,022.9500	55.88%
Columbia Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	36,012,878.5500	61.75%
Columbia International Value Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	40,745,675.1220	34.37%
Columbia Short Term Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	55,907,865.5590	70.22%
Columbia California Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	19,646,554.9590	84.94%
Columbia Georgia Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	10,361,123.8280	80.14%
Columbia Maryland Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	12,307,911.7220	77.36%
Columbia North Carolina Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	15,325,203.1770	76.29%
Columbia South Carolina Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	15,099,353.8890	76.36%
Columbia Virginia Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	24,556,297.7090	80.00%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Convertible Securities Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,533,223.2360	32.32%
Columbia Large Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	59,918,965.1790	59.75%
Columbia Small Cap Growth Fund II	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	14,518,472.0090	36.66%
Columbia Multi-Advisor International Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	81,477,747.7390	61.22%
Columbia Marsico International Opportunities Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	63,898,303.1590	50.63%
Columbia Marsico Global Funds	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	500,000.0000	72.45%
Columbia Overseas Value Fund	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,044,722.7190	100.00%
Columbia Masters International Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	8,736,234.5110	47.45%
Corporate Bond Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	2,187,335.0000	98.02%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Mortgaged and Asset Backed Portfolio	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	4,059,396.6140	90.22%
Columbia Retirement 2005 Portfolio	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	90,370.8390	86.16%
Columbia Retirement 2010 Portfolio	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	87,722.7990	53.76%
Columbia Retirement 2015 Portfolio	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	94,682.7230	51.16%
Columbia Retirement 2020 Portfolio	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO SAN ANTONIO WINERY INC 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	147,031.4590	36.88%
Columbia Retirement 2025 Portfolio	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	102,626.3310	34.18%
Columbia Retirement 2030 Portfolio	GPC SECURITIES INC AGENT FOR BANK OF AMERICA FBO SAN ANTONIO WINERY INC 401K PLAN PO BOX 105117 ATLANTA, GA 30348-5117	129,278.3200	42.44%
Columbia Retirement 2035 Portfolio	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA 5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	98,776.1420	27.05%

[FORM OF PROXY CARD]*

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO SUBMIT A PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	Columbia Funds Series Trust
Columbia Funds Series Trust II
One Financial Center
Boston, MA 02111

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement for the Joint Special Meeting of Shareholders (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 1:00 p.m., local time, on March 3, 2010, at One Financial Center, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints James R. Bordewick, Jr., Michael G. Clarke, J. Kevin Connaughton, Peter T. Fariel, Ryan C. Larrenaga and Julie B. Lyman (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast (i) FOR the approval of the proposed investment management services agreement with RiverSource Investments, LLC (“RiverSource”) (Proposal 1); (ii) FOR the approval of the proposed investment subadvisory agreements with Marsico Capital Management, LLC (“Marsico Capital”), MacKay Shields LLC (“MacKay Shields”) or Brandes Investment Partners, L.P. (“Brandes”), as applicable (Proposal 2); (iii) FOR the approval of the proposal allowing RiverSource to enter into and materially amend subadvisory agreements, in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”) (Proposal 3); and (iv) FOR the election of each of the Trust’s current Trustees to each Board (Proposal 4). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any procedural matter related to Proposal 1, Proposal 2, Proposal 3 or Proposal 4 or any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to one or more Funds, Trusts or proposals, including, but not limited to, in the event that sufficient votes in favor of any proposal are not received. The effectiveness of Proposal 1, Proposal 2 or Proposal 3 is contingent on the conditions specified in the accompanying Joint Proxy Statement. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

*	This Form of Proxy Card lists all proposals that have been approved by the Boards. Shareholders are only being asked to vote on those proposals that affect their Fund(s) and require their approval. The Proxy Card that each shareholder will receive will be tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals that such shareholder is being asked to approve.

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL
This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE [—], 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 p.m. New York City time on [—]. This method may also be available by telephone through the Corporation’s proxy solicitor.	Visit the Internet website at [—]. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 p.m. New York City time on [—].	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using a telephone or the Internet to cast your vote, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Board of Trustees recommends that you vote: (i) FOR the approval of the proposed investment management services agreement with RiverSource (Proposal 1); (ii) FOR the approval of the proposed investment subadvisory agreement with Marsico Capital, MacKay Shields or Brandes, as applicable (Proposal 2); (iii) FOR the Manager of Managers Proposal (Proposal 3); and (iv) FOR the election of each of the Trust’s nominees named in Proposal 4 to the Board(s) (Proposal 4).

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐ To vote FOR all Proposals for your Fund(s) and FOR all Nominees to the Board(s) of your Trust(s), mark this box. No other vote is necessary.

Your Board Recommends
1.	To approve the proposed Investment Management Services Agreement with RiverSource.	FOR	AGAINST	ABSTAIN
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐

Your Board Recommends
2(a).	To approve the proposed Investment Subadvisory Agreement with Marsico Capital.	FOR	AGAINST	ABSTAIN
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐

Your Board Recommends
2(b).	To approve the proposed Investment Subadvisory Agreement with MacKay Shields.	FOR	AGAINST	ABSTAIN
	[Names of applicable Funds held]	☐	☐	☐
		☐	☐	☐

Your Board Recommends

2(c).	To approve the proposed Investment Subadvisory Agreement with Brandes.	FOR	AGAINST	ABSTAIN
	[Names of applicable Funds held]	☐	☐	☐
	[Names of applicable Funds held]	☐	☐	☐

Your Board Recommends
3.	To approve the proposed policy allowing RiverSource to enter into and materially amend subadvisory agreements, in the future, with the approval of the
Trust’s Board of Trustees, but without obtaining additional shareholder
	approval (i.e., the Manager of Managers Proposal).	FOR	AGAINST	ABSTAIN
		☐	☐	☐

4.	To elect the nominees to the Board(s) of the Trust(s), each to hold office for an indefinite term:

NOMINEES:			Your Board Recommends	Withhold All nominees
Edward J. Boudreau, Jr.	R. Glenn Hilliard	Minor M. Shaw
William P. Carmichael	John J. Nagorniak	Anthony M. Santomero	FOR
William A. Hawkins			All nominees
			☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of the applicable Trust(s) and the name(s) of such person(s) below:

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:                     , 20

Signature

Additional Signature (if held jointly)